File No. 333-281598

As filed with the Securities and Exchange Commission on April 27, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 8 ☒

(Check Appropriate Box or Boxes)

Transamerica Financial Life Insurance Company

(Name of Insurance Company)

6400 C Street SW

Cedar Rapids, IA 52499-4240

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code: (914) 627-3630

Brian Stallworth, Esq.

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

Telephone Number: (319) 355-8511

(Name, Address, including zip code, and telephone number, including area code, of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY NY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by

Transamerica Financial Life Insurance Company

______________________________

This prospectus includes important information about the Transamerica Structured Index Advantage® Annuity NY (the “Policy”), which you can use to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.

This prospectus describes all material terms of the Policy. The Policy is a complex investment and involves risks, including potential loss of principal. You should not buy this Policy if you are not willing to assume its investment risks. You should carefully read this prospectus and speak with your financial professional about whether the Policy is appropriate for you. You should also consult with a tax professional.

The Policy allows you to allocate your premium payments and earnings (if any) among the Policy’s available investment options, which currently include several index-linked investment options (“Index Account Options”) and a fixed interest option (“Fixed Account Option”).

•	Index Account Options. Each Index Account Option is tied (or linked) to the performance of a specific market index (an “Index”) for a defined number of years (a “Crediting Period”).

Each available Index Account Option has a Buffer downside feature that provides limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period. Buffer Rates vary by Index Account Option. You assume the risk of loss for any Index losses that exceed the applicable Buffer Rate.

o	At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, ranges from 80% to 90% depending on the Index Account Option you choose.
o	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

Each available Index Account Option also has either a (i) Cap or (ii) Edge and Edge+ upside feature, which will be used to calculate any positive Index rate of return that may be credited to your investment at the end of a Crediting Period. Cap Rates, and Edge Rates and Edge+ Rates, vary by Index Account Option and generally change from one Crediting Period to the next, subject to guaranteed minimums.

o	We will limit the amount you can earn on an Index Account Option based on the Cap Rate or Edge Rate and Edge+ Rate that we declare for the Crediting Period.
o	For new Crediting Periods:
•	The lowest Cap Rate that may be established under the Policy is 3%.
•	The lowest Edge Rate and Edge+ Rate that may be established under the Policy is 3%.
o	For a remaining Crediting Period upon exercise of Early Re-Entry (a Performance Lock+ feature), the reset Cap Rate or Edge Rate and Edge+ Rate will be no less than 3%. The decision to exercise Early Re-Entry is irrevocable and entails significant risk. See EARLY RE-ENTRY RISK.
•	Fixed Account Option. The Fixed Account Option guarantees principal and a rate of interest for a 1-year Crediting Period.

See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY for additional information about the Index Account Options and the Fixed Account Option.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%) (subject to our right of Index substitution).

The Company reserves the right to stop offering all but one Index Account Option in the future. In this event, you will be limited to investing in only one Index Account Option with terms that may not be acceptable to you. If you choose to Surrender your Policy in this circumstance the Surrender may result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences.

If you are not comfortable with the risk that we may not offer investment options in the future that are attractive to you based on your personal preferences, risk tolerances, or time horizon, or with the risk that we may offer only a single Index Account Option (with a Buffer Rate of 10%) in the future, this Policy is not appropriate for you.

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. A Surrender or withdrawal could result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, Partial withdrawals may have other negative consequences (e.g., reductions to your Policy benefits and proportionate reductions to the Index Bases). Upon Surrender, your Policy and all of its benefits will terminate,

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

Our financial obligations under the Policy are subject to our financial strength and claims-paying ability.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

The Policy permits withdrawals and the deduction of fees from the Index Account Options prior to the end of their Crediting Periods. Interim withdrawals and fee deductions could have significant adverse effects on values under the Policy and its benefits. You should consult with a financial professional about the appropriateness of the Policy.

The availability of Allocation Accounts, Policy benefits, or other Policy features may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX D – FINANCIAL INTERMEDIARY VARIATIONS.

If you are a new investor in the Policy, you may cancel your Policy within 10 days (60 days for replacement Policies) of receiving it without paying fees or penalties, although an Interim Value adjustment will apply. Upon cancellation, you will receive the premiums paid (including all fees and charges), minus the net amount allocated to the Index Account(s), plus the value of the Index Account(s)on the date of cancellation. For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. You should review this prospectus or consult with your investment professional for additional information on the specific cancellation terms that apply.

This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted.

Prospectus Date: May 1, 2026

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK

FIXED ACCOUNT OPTION	29
INDEX ACCOUNT OPTIONS	29
CREDITING PERIOD	30
INDEX CHANGE	30

GLOSSARY OF TERMS

Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.

Administrative Office – Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.

Allocation Account – An Index Account Option or the Fixed Account Option.

Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.

•	For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, Year 1, the only Allocation Anniversary would be January 1, Year 2.
•	For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, Year 1, the Allocation Anniversaries would be January 1 of Year 2 and Year 3.
•	For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, Year 1, the Allocation Anniversaries would be January 1 of Year 2, Year 3, Year 4, Year 5, Year 6, and Year 7.

Allocation Monthiversary – After the Crediting Period start date, the same calendar day of each subsequent month during the Crediting Period. If a certain date does not exist in a given month, the first day of the following month will be used.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Beneficiary – A person designated to receive the death benefit.

Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -15%, your Index Credit Rate (i.e., your Index rate of return) would be -5%. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance.

Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.

Business Day – Any day when the New York Stock Exchange is open for regular trading.

Cap – A Growth Opportunity Type. If you select an Index Account Option with Cap, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.

Cap Rate – For an Index Account Option with Cap, the percentage used to calculate the Index Credit Rate if the Index Change is positive.

Code or Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Company (we, us, our) – Transamerica Financial Life Insurance Company.

Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.

Death Benefit – The amount payable upon the death of the Annuitant or Owner during the accumulation phase.

Default Option – Currently, the Fixed Account Option.

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Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that we are currently offering as part of the Index Account Options.)

Early Re-Entry – A feature associated with Performance Lock+. Early Re-Entry, allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. Currently not available for Index Account Options with (i) a one-year Crediting Period or (ii) if there will be less than 12 months remaining in a Crediting Period upon re-entry.

Edge and Edge+ – A Growth Opportunity Type. If you select an Index Account Option with Edge and Edge+, at the end of the Crediting Period:

•	If the Index Change is positive or zero, the Index Credit will be positive. The Index Credit Rate (i.e., your Index rate of return) will equal the Edge+ Rate.
•	If the Index Change is negative, but within the Buffer Rate, the Index Credit will be positive. The Index Credit Rate will equal the Edge Rate.
•	If the Index Change is negative, and beyond the Buffer Rate, the Index Credit will be negative. The Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate.

Edge Rate – For an Index Account Option with the Edge and Edge+ Growth Opportunity Type, the percentage used to calculate the Index Credit Rate if the Index Change is negative, but not in excess of the Buffer Rate.

Edge+ Rate – For an Index Account Option with the Edge and Edge+ Growth Opportunity Type, the percentage used to calculate the Index Credit Rate if the Index Change is positive or zero.

Final Index Value – The Index Value for the final day of a Crediting Period.

Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.

Fixed Account Option – The fixed interest investment option under the Policy.

Fixed Holding Account – The interest-bearing account generally in which premium payments are held until allocated to an Allocation Account.

GMDB Benefit Base – The GMDB Benefit Base equals the guaranteed minimum death benefit under the GMDB rider (including any increases for additional premium payments and reductions for withdrawals).

Good Order – The receipt by the Company, at our Administrative Office, of all information, documentation, instructions, and/or premium payment deemed necessary by the Company to issue the Policy or execute any transaction pursuant to the terms of the Policy.

Growth Opportunity Type – A feature of an Index Account Option that determines whether and the extent to which a positive Index Credit will apply at the end of a Crediting Period.

Guaranteed Minimum Death Benefit – The minimum death benefit provided by the Guaranteed Minimum Death Benefit (GMDB) rider. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar-for-dollar for subsequent premium payments and will be reduced by withdrawals. Withdrawals may result in proportionate reductions to the benefit that are greater than the amount withdrawn.

Index – The market index to which an Index Account Option may be linked.

Index Account / Index Account Option – An index-linked investment option under the Policy.

Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.

Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for withdrawals deducted from the Index Account Option since inception of a Crediting Period (or since reallocating into a previously locked Index Account Option for the remainder of the Crediting Period upon exercise of Early Re-Entry).

Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period. If Early Re-Entry was exercised, the Index Change for the remaining Crediting Period will be the net percentage change in the Index Value between the first day of the remaining Crediting Period and the last day of the Crediting Period.

Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index

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Credit may be positive, negative, or equal to zero.

Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.

Index Value – The value of an Index at the end of a day. The Index Value at the end of a day is the closing value of the Index for that day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

Initial Index Value – The Index Value on the first day of a Crediting Period. If Early Re-Entry was exercised, the Initial Index Value for the remaining Crediting Period will be the Index Value on the first day of the remaining Crediting Period after reallocating into the previously locked Index Account Option.

Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the amount available in the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be based on an Interim Value (less any applicable charges). The Interim Value for a Business Day is calculated at the end of that Business Day.

Interim Values could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for a transaction that is processed based on an Interim Value. If a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, your Interim Values may be lower than they would be if there wasn’t an ongoing surrender charge period depending on market conditions.

Interim Value Index Credit Rate – A percentage gain or loss used to calculate an Interim Value for an Index Account Option. The Interim Value Index Credit Rate may be positive, negative, or equal to zero. This may also be referred to as the “Interim Value adjustment.”

Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.

Payee – The person to whom annuity payments will be made.

Performance Lock – A feature associated with Performance Lock+, and referred to as Interim Value Lock+ in the Policy. Performance Lock may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option (unless Early Re-Entry is exercised).

You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.

Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less applicable charges) is locked-in.

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Policy – The Transamerica Structured Index Advantage® Annuity NY.

Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Policy Date – The date on which the Policy becomes effective.

Policy Quarter – Each three-month period beginning on the Policy Date.

Policy Value – The amount that represents the value of your investment in the Accounts.

Policy Year – The 12-month period following the Policy Date. The first Policy Year starts on the Policy Date. Each subsequent Policy Year starts on the Policy Anniversary.

Premium Payment – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.

Renewal Letter – We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

Separate Account – RILA Separate Account A NY.

Required Beginning Date – April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6(a)(3), then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6(k).

Surrender – A full withdrawal of cash value and termination of the Policy. A Surrender will result in the termination of the Policy and all of its benefits.

Withdrawal – A withdrawal of cash value from the Policy that is less than a Surrender. Any withdrawal that you request includes: one-time withdrawals, automatic withdrawals under the systematic payout option, withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, withdrawals of the surrender charge-free amount (a surrender charge-free withdrawal), withdrawals under the Nursing Care and Terminal Condition Waiver.

Written Notice – Written notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

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OVERVIEW OF THE POLICY

PURPOSE

The Transamerica Structured Index Advantage® Annuity NY is an individual flexible premium deferred index-linked annuity policy. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis, and you may choose to convert those accumulated funds into a stream of guaranteed income payments from us. The amount of money that you are able to accumulate under your Policy will depend upon the performance of the investment options you select, the fees and charges deducted from your Policy, and the actions that you take with respect to your Policy, such as the timing and amount of your withdrawals. The Policy also includes a death benefit to help you financially protect your designated beneficiaries.

The Policy is designed primarily for investors who expect to remain invested in an Allocation Account until the end of its Crediting Period and may be appropriate for you if you have a long investment time horizon. This Policy is not designed for people who expect to take early or frequent withdrawals based on their liquidity needs. You should consult with a financial professional.

PHASES OF THE POLICY

The Policy, like all deferred annuity policies, has two phases: (1) an “accumulation phase” for retirement savings and (2) an “income phase” for a stream of income.

The Accumulation Phase

To help you accumulate assets during the accumulation phase, you can invest your premium payments in (and at certain times transfer Policy Value among) the Policy’s available Allocation Accounts. The available Allocation Accounts currently include several Index Account Options and a Fixed Account Option, which are summarized below. Additional information about each Allocation Account is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

Index Account Options. Each Index Account Option is linked to the performance of an Index for a Crediting Period. We are currently offering Index Account Options with a 1-year, 2-year, or 6-year Crediting Period. Not all Crediting Period lengths are available with all Index Account Options. We will apply an Index Credit (i.e., positive or negative interest) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the Index (i.e., the Index Change). You could lose a significant amount of money if the Index declines in value.

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option provides a level of protection against a negative Index Change based on the applicable Downside Protection Type and associated rate. The only Downside Protection Type that we currently offer is Buffer, and each Index Account Option’s Buffer has an associated Buffer Rate. A Buffer provides only limited protection from a negative Index Change. A negative Index Change in excess of the Buffer Rate will result in loss, which could be significant. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Index Credit (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning you will experience a 15% loss.

•	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

We may limit the positive Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option has a Growth Opportunity Type that may limit your positive Index returns. The only Growth Opportunity Types that we currently offer are (i) Cap, with an associated Cap Rate and (ii) Edge and Edge+, with an associated Edge Rate and Edge+ Rate. These Growth Opportunity Types may limit positive Index returns in the following manner:

•	Cap – If you select an Index Account Option with Cap, you will participate in a positive Index Change up to the Cap Rate, but no positive Index Change beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 5%, and at the end of the Crediting Period the Index Change is 15%, your Index Credit Rate would be +5%, meaning you will experience a 5% gain.

For new Crediting Periods, the lowest Cap Rate that may be established under the Policy is 3%.

•	Edge and Edge+ – If you select an Index Account Option with Edge and Edge+, a positive Index Credit will apply at the end

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of the Crediting Period if the Index Change is positive, zero, or to a limited extent, negative.
o	If the Index Change is positive or zero, the Index Credit Rate will be positive, equal to the Edge+ Rate. For example, if you select an Index Account Option with an Edge Rate of 5% and an Edge+ Rate of 7%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +7% (i.e., the Edge+ Rate).
o	If the Index Change is negative, but within the Buffer Rate, the Index Credit Rate will be positive, equal to the Edge Rate. For example, if you select an Index Account Option with a Buffer Rate of 10%, an Edge Rate of 5%, and an Edge+ Rate of 7%, and at the end of the Crediting Period the Index Change is -6%, your Index Credit Rate would be +5% (i.e., the Edge Rate).
o	If the Index Change is negative, and beyond the Buffer Rate, your Index Credit Rate will be negative. The negative Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate.

For new Crediting Periods, the lowest Edge Rate and Edge+ Rate that may be established under the Policy is 3%.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00% for new Crediting Periods) (subject to our right of Index substitution).

Fixed Account Option. If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period.

The Income Phase

Beginning 13 months after the Policy Date, you may elect to annuitize your Policy, converting your accumulated assets into a stream of guaranteed income payments from us. This is the Policy’s income phase. The Policy includes multiple fixed income options from which you can select.

If you have not annuitized your Policy by the latest Annuity Commencement Date (i.e., the Policy Anniversary on or following the Annuitant’s 99th birthday, your Policy will automatically enter the income phase and your remaining Policy Value will be applied to a fixed income option of your choosing. If you do not make a selection, the fixed income option “Life with 10 Years Certain” will be selected for you unless we agree to another method of payment.

When your Policy enters the income phase, the accumulation phase ends. You cannot invest in any Allocation Accounts during the income phase, and you cannot withdraw money from your Policy during the income phase. All benefits from the accumulation phase terminate at the beginning of the income phase, although certain fixed income options may provide for an amount payable upon death.

POLICY FEATURES

Performance Lock+. On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value (less any applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day, and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. If you exercise Performance Lock, and do not subsequently exercise Early Re-Entry, you will not participate in Index performance and you will not receive an Index Credit at the end of the Crediting Period. Performance Lock is irrevocable once exercised. You will not know the locked-in Interim Value upon exercising Performance Lock. If you lock-in a negative Interim Value adjustment, you will be locking-in a loss, which could be significant.

Early Re-Entry allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. After the Performance Lock Date, Early Re-Entry can be exercised on any Allocation Monthiversary prior to the next Allocation Anniversary, except Early Re-Entry is not available (i) for Index Account Options with a one-year Crediting Period or (ii) if there will be less than 12 months remaining in a Crediting Period upon re-entry. The decision to exercise Early Re-Entry is irrevocable and entails significant risk. See EARLY RE-ENTRY RISK. Early Re-Entry is not available for Index Account Options with (i) a one-year Crediting Period or (ii) if there will be less than 12 months remaining in a Crediting Period upon re-entry.

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Upon exercising Early Re-Entry, the amount held in the Performance Lock Account will be reallocated to the remaining Crediting Period of the previously locked Index Account Option. The original Buffer Rate will apply to the remaining Crediting Period; however, the Cap Rate or Edge Rate and Edge+ Rate, as applicable, will be reset. The reset rate(s) may be lower than the original rate(s) for the Crediting Period. The reset rate(s) will be declared by us prior to each Allocation Monthiversary.

The reset Cap Rate or Edge Rate and Edge+ Rate for the remaining Crediting Period will be no less than 3%.

You may exercise Performance Lock and Early Re-Entry multiple times during the same Crediting Period.

Access to Your Money. You may Surrender your Policy, or withdraw a portion of your Policy Value, at any time during the accumulation phase. However, a Surrender or withdrawal is subject to significant risk, including the following:

•	A Surrender or any withdrawal may result in surrender charges, negative Interim Value adjustments, taxes, and tax penalties, as well as the deduction of Policy fees and charges.
•	A withdrawal (or Policy fee or charge deducted) prior to the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base. The reduction may be greater than the amount withdrawn (or fee or charge deducted). The reduced Index Base will result in lower Interim Values for the remainder of the Crediting Period and less gain (if any) or more loss at the end of the Crediting Period. The negative impact to your Policy Value may be significant.
•	A withdrawal will reduce the death benefit, perhaps significantly. If the GMDB rider has been elected, the death benefit will be subject to a reduction that may be greater than the amount withdrawn.
•	Amounts withdrawn under the Policy are not credited with an Index Credit at the end of a Crediting Period.
•	Regular withdrawals, automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.
•	Upon Surrender, your Policy and all of its benefits will terminate, including the death benefit.
•	Upon Surrender, your Policy and all of its benefits will terminate.

You should consult with your financial professional about the risks associated with a Surrender or withdrawal.

Additional Premium Payments. You may make additional premium payments during the accumulation phase, subject to certain restrictions. An additional premium payment may be invested in one or more of the Allocation Accounts that are available for investment at that time.

Fixed Holding Account. Before an initial or additional premium payment is allocated to an Allocation Account, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day. Amounts held in the Fixed Holding Account are credited compound interest daily.

Tax Treatment. Earnings (if any) under your Policy are generally tax-deferred. Income taxes generally apply only upon making a Surrender or withdrawal, receiving a payment from us, or payment of the death benefit. Amounts withdrawn from the Policy may also be subject to a 10% additional tax, in addition to ordinary income taxes, if taken before age 59½.

Death Benefit. The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value death benefit. If your Policy does not have the GMDB rider, the Policy Value death benefit will apply. Once your Policy is issued, your death benefit cannot be changed.

•	Guaranteed Minimum Death Benefit (GMDB Rider). For Policies with both (i) an application signed on or after August 18, 2025, and (ii) an Annuitant who is younger than age 81 as of the application date, the GMDB rider will be automatically added to the Policy for no additional charge. The GMDB rider is not available under any other Policies (under limited circumstances, the GMDB rider may be re-elected after termination of the rider following the death of the Owner or Annuitant).

The GMDB rider provides for a guaranteed minimum death benefit equal to total premium payments, reduced for withdrawals. Withdrawals may result in reductions to the benefit that are greater than the amount withdrawn. If the GMDB rider is in effect upon the death of the Annuitant during the accumulation phase, the death benefit will equal the greater of (a) Policy Value or (b) the guaranteed minimum death benefit. If an Owner who is not also the Annuitant pre-deceases the Annuitant during the accumulation phase, the death benefit will be equal to the Policy Value (there will be no guaranteed minimum death benefit).

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•	Policy Value Death Benefit. If the GMDB rider is not issued with your Policy, your Policy includes a Policy Value death benefit for no additional charge. Upon the death of the Annuitant (or Owner who is not also the Annuitant) during the accumulation phase, the death benefit will be equal to the Policy Value.

POLICY ADJUSTMENTS

You could lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of a Crediting Period. An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option. An Interim Value adjustment may be positive, negative, or equal to zero. A negative Interim Value Adjustment will result in loss.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments Surrendered or withdrawn). For example, if you were to make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES INTERIM VALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).	FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by either a Cap Rate or an Edge Rate or Edge+ Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

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Annual Fee	Minimum	Maximum
Base Contract	0.00%[1]	2.00%[2]
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.00%	0.00%

[1] Reflects the current annual service charge. The current annual service charge is $0 or 0%.

[2] Reflects a 2.00% service charge. The maximum annual service charge is the lesser of $50 or 2% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges).

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

Lowest Annual Cost $0	Highest Annual Cost $0

Assumes: • Investment of $100,000 in an Index Account Option • 5% annual appreciation • No sales charges • No additional premium payments, transfers, or withdrawals	Assumes: • Investment of $100,000 in an Index Account Option • 5% annual appreciation • No sales charges • No additional premium payments, transfers, or withdrawals
	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?

Yes.

•      You can lose money by investing in this Policy, including the loss of principal.

•      Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.

•      At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate

•      We will always offer an Index Account Option with a 10% Buffer Rate.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Is this a Short-Term Investment?

No.

•      This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•      The Policy’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.

•      Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. Withdrawals could result in significant reduction to Policy Value, the death benefit and other Policy benefits. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

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•      Partial withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value and Policy benefits may be significant.

•      At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Edge Rate and Edge+ Rate, or annual interest rate applicable to a new Crediting Period).If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.

What are the Risks Associated with the Investment Options?

•       An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.

•       Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.

•      The Cap Rate or Edge Rate and Edge+ Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:

o      If the Index Change is 12% and the Cap Rate is 4%, we will apply an Index Credit equal to +4% at the end of the Crediting Period.

o      If the Index Change is 12% and the Edge+ Rate is 5%, we will apply an Index Credit equal to +5% at the end of the Crediting Period.

•      While the Edge and Edge+ Growth Opportunity Type may provide for a positive Index Credit in the event of negative Index performance, there is no guarantee of investment gain. Like any other Index Account Option, a negative Index Change in excess of the Buffer Rate will result in loss, which could be significant.

•      The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply an Index Credit equal to -15% (the amount of negative Index Change that extends beyond the Buffer Rate) at the end of the Crediting Period, meaning your investment will decrease in value by 15%. You bear all loss that exceeds the Buffer.

•      For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

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What are the Risks Related to the Insurance Company?	An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts), guarantees, or benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?

Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.

•      Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock but not Early Re-Entry).

•      The Fixed Account Option may not always be available for investment.

•      We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00% for new Crediting Periods). This may be the only Index Account Option that we offer in the future.

•      Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

•      We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate or Edge Rate and Edge+ Rate, subject to minimum guarantees).

•      We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.

•      We reserve the right to limit or refuse additional premium payments.

The availability of Allocation Accounts may vary depending on the financial intermediary through which the Policy is sold.

PREMIUM PAYMENTS

FIXED ACCOUNT OPTION

INDEX ACCOUNT OPTIONS

SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

Are There any Restrictions on Policy Benefits?

Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., death benefits, Performance Lock).

•       Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.

•       For Performance Lock+:

o      Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.

o      Exercising Early Re-Entry will re-expose your investment to the possibility of Index losses, negative Interim Value adjustments, and reductions to your Index Base.

o      Early Re-Entry is not available for Index Account Options with a one-year Crediting Period, or if there will be less than 12 months remaining in a Crediting Period upon re-entry.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK ACCESS TO YOUR MONEY BENEFITS AVAILABLE UNDER THE POLICY DEATH BENEFIT APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

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•      Withdrawals may significantly reduce the death benefit. If your Policy has the GMDB rider, any withdrawal will reduce the guaranteed minimum death benefit. Withdrawals may result in reductions to the benefit that are greater than the amount withdrawn.

•      The availability of Policy benefits may vary depending the financial intermediary through which the Policy is sold.

	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?

•       You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•       If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.

•       You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a withdrawal before age 59½.

TAX INFORMATION
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC, is the principal underwriter and may share the revenue we earn on this Policy with your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or for which the professional is compensated less.	DISTRIBUTION
Should I Exchange My Policy?	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION

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FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Account or from the Policy. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, Surrender or make withdrawals from an Allocation Account or from the Policy, or transfer Policy Value between Allocation Accounts. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases	None
Surrender Charge[1] (as a percentage of premium payments Surrendered or withdrawn)	8.00%
Special Service Fee[2]	$50
Transfer Fee	None
[1]	The surrender charge, if any, applies to each premium payment Surrendered or withdrawn regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since a premium payment was made according to the following schedule:
Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6 or more	0.00%

Under the Policy’s “surrender charge-free amount,” you can withdraw a portion of your Policy Value each Policy Year free of surrender charges. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. Surrender charges may be waived in certain other situations. See ACCESS TO YOUR MONEY – SURRENDER CHARGE WAIVERS for more information.
[2]	We currently assess the charge only for overnight delivery and duplicate policies. We reserve the right to assess the charge for other special services in the future, including non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Policy Value is removed from an Index Account Option before the expiration of its Crediting Period.

Adjustments
Interim Value Adjustment Maximum Potential Loss[1] (as a percentage of your Policy Value in an Index Account Option)	100.00%
[1]	An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy.

Annual Contract Expenses
Service Charge[1]	Lesser of 2.00% or $50
[1]	The service charge is deducted on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before

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the deduction of any fees or charges on that date) or a maximum of $50, whichever is less, and we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy. The current annual service charge is $0.

In addition to the fees described above, we may limit the amount you can earn on the Index Account Options. This means your returns may be lower than the Index’s returns. In exchange for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

RISK OF LOSS

An investment in this Policy is subject to the risk of loss. You may lose money, including your principal investment and previously credited earnings. Your losses may be significant.

ALLOCATION ACCOUNT AVAILABILITY RISK

We reserve the right to add and remove Allocation Accounts as available investment options. Allocation Accounts will only be added or removed through an amendment to this prospectus. We also reserve the right to make different Allocation Accounts available for investment in connection with only new premium payments (i.e., initial or additional premium payments) as opposed to at the end of a Crediting Period. There is no guarantee that an Allocation Account that you select for investment will always be available to you in the future or available with the same current limits on Index gains. Policy fees will reduce the amount of interest credited and the reallocation of Policy Value at the end of the Crediting Period.

Our only guarantee regarding the availability of Allocation Accounts is that we will always offer at least the following Basic Index Account Option for investment: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: No lower than 5.00% for a new Crediting Period). Please note the Index for that Index Account Option remains subject to our right of substitution and temporary suspension. See INDEX SUBSTITUTION RISK below.

If we remove an Allocation Account, it will be closed such that no new premiums, reinvestments, or transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the end of the Crediting Period.

We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate or Edge Rate and Edge+ Rate, subject to minimum guarantees). Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

If you are not comfortable with the risk that the only Index Account Option that we may offer in the future is the S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00% for new Crediting Periods), (subject to our right of Index substitution), or the risk that we may not offer other Allocation Accounts in the future that are acceptable to you based on your personal preferences, risk tolerances, or time horizon, this Policy is not appropriate for you. You may Surrender your Policy (i.e., take a full withdrawal) if there are no Allocations Accounts that you wish to select, but the Surrender may be subject to surrender charges, will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, may be subject to taxes (including a 10% federal penalty tax if taken before age 59 1⁄2), and your Policy and all of its benefits will terminate. You may also choose to annuitize the Policy beginning 13 months after the Policy Date, but the annuitization will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, and all benefits from the accumulation phase will terminate, including the death benefit.

LIQUIDITY RISK

The Policy is unsuitable as a short-term savings vehicle. We designed the Policy to be a long-term investment. If you are not a long-term investor, this Policy may not be appropriate for you.

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•	Transfer Limitations. The Policy restricts transfers between investment options, which will limit your ability to reallocate your Policy Value in response to changes in market conditions or your personal circumstances. You may transfer Policy Value invested in an Allocation Account only at the end of that Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock but not Early Re-Entry).
•	Withdrawal and Surrender Consequences. You may take a withdrawal or a Surrender at any time during the accumulation phase; however, there may be significant risks and negative consequences associated with any such withdrawal or Surrender, including potential surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative impacts to the value of your Policy and its benefits. See WITHDRAWAL AND SURRENDER RISK.
•	Interim Values. There may be long periods of time when you cannot perform a transaction under the Policy that is not based on one or more Interim Values. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value adjustment. See INTERIM VALUE RISK.
•	Taxes. Income taxes and certain tax restrictions may apply to any withdrawal or Surrender. If taken before age 59 1⁄2, a withdrawal or Surrender may also be subject to a 10% federal penalty tax.
•	Maturity. At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Edge Rate and Edge+ Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option by default. You will be unable to reallocate the automatically transferred Policy Value until the end of the 1-year Crediting Period for the Fixed Account Option.
•	Delays in Payment. We generally make payment of any amount due from the Policy within seven days from the date we receive in good order all required information. When permitted by law, however, we may defer payment of any withdrawal or Surrender proceeds for up to six months from the date we receive your request.

INDEX PERFORMANCE RISK

The following risks related to Index performance apply when you invest in an Index Account Option:
•	Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Crediting Periods, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Crediting Period or multiple Crediting Periods. You could lose a significant amount of money if an Index declines in value.
•	Exposure to Investment Risks. When you invest in an Index Account Option, you are indirectly exposed to the investment risks associated with the linked Index. When the Index is a market index, you are indirectly exposed to the investment risks that could cause the stocks or other assets that make-up the Index to decrease in value. The Indexes are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely affect the performance of the Index. If you invest in an Index Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the Index Account Option’s downside protection.

The specific investment risks associated with the market indexes are discussed under “Additional Investment Risks for the Market Indexes” below.
•	Point-to-Point Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Index Account Options with Crediting Periods that are multiple years in length.
•	Exclusion of Dividends from Index Values. For each Index, Index performance is measured on a “price return” basis, not a “total return” basis. Therefore, Index Values do not include income from any dividends paid on the securities composing the Index. The exclusion of dividends will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index..

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•	No Rights in the Index. An investment in an Index Account Option is not an investment in the Index. Nor is it an investment in the securities that an Index seeks to track. When the Index is a market index, you are not investing in the Index (which is impossible) and you have no rights with respect to the index, the index provider, or any aspect of the index or any companies whose securities compose the index.
•	Unavailability of Index Values. The Company relies on third parties to provide Index Values. In general, Index Values are provided to the Company each Business Day. However, there may be short or extended periods of time when the Company is not provided Index Values for an Index. This may occur for a variety of reasons that are not within the Company’s control, including severe market or operational disruptions. If the Company is not provided with an Index Value on a Business Day, the Index Value for that Business Day will be the most recently provided Index Value. If the Company is later provided an Index Value for a prior Business Day for which the Company was not originally provided an Index Value, the Company will take reasonable steps to recalculate impacted Policy values and transactions.
•	Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Policy. You should consult with a financial professional about how market conditions may impact your investment decisions under the Policy.

Additional Investment Risks for the Market Indexes

The following Index is available under the Policy: S&P 500® Index. The market index that may serve as an Index is subject to the following risks:
•	Market Risk. Each market index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of a market index may be significant and unpredictable.
•	Equity Risk. Each market index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.
•	Issuer Risk. The performance of each market index depends on the performance of individual securities that make-up the index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
•	Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

WITHDRAWAL AND SURRENDER RISK

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you purchase the Policy or take a withdrawal or Surrender.
•	The Policy may not be appropriate for you if you plan to take withdrawals from an Index Account Option before the end of the Crediting Period, especially if you plan to take ongoing withdrawals, such as automatic withdrawals, or minimum required distributions. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. You should consult with a financial professional.
•	A Surrender will terminate the Policy and all its benefits, including the death benefit. See ACCESS TO YOUR MONEY.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
•	Index Credits will not be applied to amounts withdrawn from an Index Account Option prior to the end of a Crediting Period.

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•	Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount. Although surrender charges will not apply, withdrawal of the surrender charge-free amount may be subject to negative Interim Value adjustments, taxes, and tax penalties, and may result in reductions to the death benefit and proportionate reductions to your Index Base(s).
•	Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be subject to an Interim Value adjustment, which may be negative. An Interim Value adjustment may reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). There could be significantly less money available to you for a withdrawal or Surrender that is processed based on an Interim Value. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of withdrawal or Surrender is higher than at the beginning of the Crediting Period. See INTERIM VALUE RISK.
•	Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A reduction to your Index Base may be greater than the amount withdrawn. See REDUCTION TO INDEX BASE RISK.
•	Income taxes, federal tax penalties, and certain tax restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.
•	Any withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. Withdrawals may result in reductions to the guaranteed minimum death benefit that are greater than the amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.
•	Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, negative Interim Value adjustments, income taxes and tax penalties, reductions to Index Bases, and proportionate reductions to the death benefit. See ACCESS TO YOUR MONEY.
•	Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to Policy Value). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy Value). See DEATH BENEFIT.

BUFFER RISK

Buffers do not provide complete protection from loss related to negative Index performance. You assume the risk that you will incur losses to the extent that an Index Account Option’s Buffer does not protect you from negative Index performance. The following table shows the maximum potential loss due to negative Index performance at the end of a Crediting Period for each Buffer Rate that we currently offer. Please note the maximum loss at the end of a Crediting Period could be greater due to fees and charges.
Buffer Risk	Maximum Potential Loss Due to Negative Index Performance at End of Crediting Period (before fees and charges)
10.00%	90.00%
15.00%	85.00%
20.00%	80.00%

We may change index options in the future, but an Index Account Option with a 10% Buffer Rate will always be available under the Policy.

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The limits on loss are for the duration of a single Crediting Period. If you invest in the same Index Account Option for multiple Crediting Periods, losses over multiple Crediting Periods may be larger than the stated limit for a single Crediting Period.

The maximum potential loss due to the application of a negative Interim Value adjustment is greater than the maximum potential loss at the end of a Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). Our Interim Value calculation methodology may result in values that are higher or lower than those obtained from using other methodologies or models. Our Interim Value calculation may be higher or lower than actual market prices of similar or identical derivatives. As a result, the Interim Value you receive may be higher or lower than what other methodologies or models would produce.

In general, depending on applicable rates, an Index Account Option with relatively more downside protection based on its Buffer Rate is likely to have relatively less upside potential based on its Cap Rate or Edge Rate and Edge+ Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less downside protection based on its Buffer Rate is likely to have more upside potential based on its Cap Rate or Edge Rate and Edge+ Rate.

For any new Index Account Option that we offer in the future, we will set the rate(s) for its Downside Protection Type in our discretion, subject to any guaranteed limits to which we are subject as described in the prospectus.

GROWTH OPPORTUNITY TYPE RISK

When you invest in an Index Account Option, the upside potential of your investment may be limited by its Growth Opportunity Type. For Cap, the Cap Rate may limit the upside potential of your investment by capping your participation in positive Index performance. For Edge and Edge+, the Edge Rate and Edge+ Rate are fixed rates of potential return (in no event will a positive Index Credit Rate, if any, differ from the Edge Rate or Edge+ Rate, as applicable). In either case, the Index Credit Rate used to calculate gains may be lower than the Index Change. The risk of investment loss could be significantly greater than the potential for investment gain.

Although Index Account Options with Edge and Edge+ may provide for a positive Index Credit in the event of negative Index performance, like every other Index Account Option, they do not guarantee a positive Index Credit, and they are subject to risk of loss as described under “Buffer Risk.”

In general, depending on applicable rates, an Index Account Option with relatively more upside potential based on its Cap Rate is likely to have relatively less downside protection based on its Buffer Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less upside potential based on its Cap Rate is likely to have more downside protection based on its Buffer Rate. Currently, all Index Account Options with Edge and Edge+ have the same Buffer Rate.

We may declare new Cap Rates, or Edge Rates and Edge+ Rates, for the available Index Account Options for new Crediting Periods. We set these rates in our discretion, within any guaranteed limits to which we are subject as described in this prospectus. You bear the risk that the rate(s) we declare for a new Crediting Period will not be any more or less favorable to you than any guaranteed limits to which we are subject.

INTERIM VALUE RISK

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day:
•	A fee or charge is deducted from the Index Account Option;
•	An amount is deducted from the Index Account Option as a result of a Surrender or withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal);
•	The Policy is annuitized;
•	The death benefit is calculated; or

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•	You exercise the Performance Lock feature (that Business Day being the Performance Lock Date).

In any of those circumstances—including the deduction of a periodic fee or charge—the transaction will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply. An Interim Value adjustment (i.e., the interim rate of return) may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

REDUCTION TO INDEX BASE RISK

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a reduction at that time. The reduction is proportionate. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base).

Once your Index Base for an Index Account Option has been reduced, there is no way to increase your Index Base for the remainder of the Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

Reductions to your Index Base may have long-term, adverse impacts on your Policy. By reducing the potential gains under your Policy, and potentially resulting in more loss under your Policy, such reductions will ultimately reduce the amount available for withdrawal or Surrender throughout the accumulation phase, the amount payable as a death benefit during the accumulation phase, and the amount paid out during the income phase after annuitization.

See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

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PERFORMANCE LOCK RISK

On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value for that Index Account Option (less any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. You should consult with a financial professional prior to exercising Performance Lock.

The Performance Lock feature is subject to the following risks:
•	If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Lock feature at a different time or not at all. See INTERIM VALUE RISK.
•	Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied to amounts held in the Performance Lock Account. The sooner after the Crediting Period start date or an Allocation Anniversary that you exercise Performance Lock, the longer you may forego participating in Index performance. Depending on when you exercise Performance Lock and whether you exercise Early Re-Entry, your investment might not participate in Index performance for up to one year.
•	If you exercise Performance Lock manually, we will lock-in the next calculated Interim Value (less any other applicable charges) after we receive your request in good order. You won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. When you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less any other applicable charges) will be triggered by the target gain that you set in advance.
•	Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges ,taxes and a 10% federal penalty tax if made before age 59 1⁄2, and significant reductions to Policy benefits.
•	We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. There may not be an optimal time to exercise the Performance Lock feature during a Crediting Period. It may be better for you if you do not exercise Performance Lock during a Crediting Period. It is impossible to know with certainty whether or not Performance Lock should be exercised.
•	Performance Lock, once exercised for a Crediting Period, is irrevocable.

See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK.

EARLY RE-ENTRY RISK

Early Re-Entry (Currently not available for Index Account Options with (i) a one-year Crediting Period or (ii) if there will be less than 12 months remaining in a Crediting Period upon re-entry.) allows you to reallocate into a previously locked Index Account Option for the remaining Crediting Period. By exercising Early Re-Entry, you will be re-exposing your investment to the possibility of Index losses, negative Interim Value adjustments, and reductions to your Index Base. Given the abbreviated length of a remaining Crediting Period upon re-entry, the value of your investment could be more susceptible to loss from short-term negative Index performance. Early Re-Entry, once exercised, is irrevocable. You should consult with a financial professional before exercising Early Re-Entry, including consideration of your individual circumstances, as well as market conditions, index performance, time remaining in the crediting period, and all applicable rates. See EARLY RE-ENTRY for more information.

The original Buffer Rate will apply to the remaining Crediting Period; however, the Cap Rate or Edge and Edge+ Rate will be reset. The reset rate(s) for Early Re-Entry will be declared by us prior to each Allocation Monthiversary. The reset rate(s) will be lower than the original rate(s) for the Crediting Period. We expect that the reset rate(s) that we declare for Early Re-Entry will typically represent a proration of the original rate(s) for a Crediting Period based on the time remaining in the Crediting Period upon re-entry. However, you should understand that we reserve the right to declare reset Cap Rates and Edge and Edge+ Rates at our discretion, subject to the guaranteed minimums set forth in the following table:

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Buffer	Guaranteed Minimum Reset Cap Rate or Edge Rate and Edge+ Rate
	Months Remaining in Crediting Period upon Re-Entry
	71-60	59-48	47-36	35-24	23-12
10%	25.00%	20.00%	15.00%	10.00%	5.00%
15%	22.50%	18.00%	13.50%	9.00%	4.50%
20%	20.00%	16.00%	12.00%	8.00%	4.00%

We will not provide advice or notify you regarding whether you should exercise Early Re-Entry or the optimal time for doing so. We will not warn you if you exercise Early Re-Entry at a sub-optimal time. We are not responsible for any losses or additional fees incurred in relation to your decision to exercise Early Re-Entry. It may be better for you if you do not exercise Early Re-Entry.

See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK+.

INDEX SUBSTITUTION RISK

During a Crediting Period, if a market index serving as an Index is discontinued or if the calculation of the index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors that include, but are not limited to, asset class, index composition, strategy, and index liquidity. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the old Index. If we substitute the Index for an Index Account Option in which you are invested, your investment in the Policy is subject to the same terms and conditions as any other investment in an Allocation Account under the Policy. For example, you will not be permitted to transfer Policy Value prior to the end of a Crediting Period if a substitution occurs.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

See INDEX ACCOUNT OPTIONS – INDEXES – Index Substitutions.

RISK OF LOSS DURING CANCELLATION PERIOD

You may cancel your Policy after you purchase it, but only if you cancel it within the prescribed period, which is generally 10 days after you receive the Policy (or 60 days for replacement Policies). The amount refunded will generally be premiums paid minus net amount allocated to the Index Account(s), plus the value of the Index Account(s) on the date of cancellation. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative, if your Policy Value is allocated to an Index Account Option. See INTERIM VALUE RISK above.

ADDITIONAL PREMIUM PAYMENT RISK

We reserve the right to limit or refuse additional premium payments. If we exercise this right, you may not be permitted to make additional premium payments, in which case you will be unable to increase the value of your Policy or its benefits (e.g., the death benefit) through additional premium payments. We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. For Policies with applications signed prior to May 1, 2026, each additional premium payment must be at least $50 unless a different minimum is stated in your Policy. For Policies with applications signed on or after May 1, 2026, each additional premium payment must be at least $5,000, with a minimum allocation for each Allocation Account of $1,000 unless a different minimum is stated in your Policy.

FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

An investment in the Policy is subject to the risks related to us, Transamerica Financial Life Insurance Company. Any obligations,

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guarantees, and benefits under the Policy (including under the Index Account Options, the Fixed Account Option, the Fixed Holding Account, and the Performance Lock Account, as well as death benefits, and annuity payments)are subject to our financial strength and claims-paying ability. If we experience financial distress, we may be permitted by law to delay payments to you for up to six months, and we ultimately may not be able to meet our obligations to you.

The following risks relate to the Separate Account: (i) amounts under the Policy are not held in a separate account registered under Investment Company Act of 1940; (ii) Owners do not share in the investment performance of assets held in the Separate Account; and (iii) the obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or calling toll-free (800) 525-6205. We encourage you to read the information about Transamerica Financial Life Insurance Company, including our financial statements, included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See the Statement of Additional Information for more information about our cybersecurity and operational risks.

INFORMATION ABOUT US AND OUR OBLIGATIONS

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Financial Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of New York on October 3, 1947 as Zurich Life Insurance Company and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

We are obligated to pay all amounts promised to investors under the Policies, subject to our financial strength and claims-paying ability. We encourage Owners to read and understand our financial statements, which included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the Act.

GENERAL ACCOUNT

All obligations under the Policies, including Index Credits, interest payments, annuity payments, death benefits, are obligations of our general account. These amounts are subject to our financial strength and claims-paying ability. No financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the Policies.

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THE SEPARATE ACCOUNT

Amounts under the Policy that are not held in the Fixed Account Option or the Fixed Holding Account or the Performance Lock Account are held in a Separate Account of the Company which is not registered under the Securities Act of 1933. We have exclusive and absolute ownership and control of the assets of the Separate Account. The Separate Account is uninsulated, meaning that the assets of the Separate Account are chargeable with liabilities arising out of other business the Company may conduct. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are owned by the Company. The obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves and other contract liabilities of the Separate Account. If the aggregate value of Separate Account assets should fall below such amount, the Company will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, shall not be maintained in the Separate Account.

The Separate Account was established under New York law and is not registered under the Investment Company Act of 1940.

THE ANNUITY POLICY

This prospectus describes information you should know before you purchase the Policy.

An annuity is a contract between you (the Owner) and an insurance company (in this case, us), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Policy is annuitized, your annuity switches to the income phase. See ANNUITY PAYMENTS (THE INCOME PHASE) for additional information.

We currently sell Policies that are “qualified” or “non-qualified” under the Internal Revenue Code. You will get no additional tax advantage from this annuity if you are investing in this annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). We currently sell Policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, and combination defined benefit/contribution plans). If you purchase the Policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan, or certain other employer sponsored programs), your Policy is a qualified Policy. If you purchase the Policy as part of any other arrangement, your Policy is a non-qualified Policy.

The Policy is not available to Inherited IRAs (whether a qualified stretch or a 10-year delay) or a non-qualified annuity under which death benefits are being distributed under a non-qualified stretch withdrawal option.

The Policy is a “deferred” annuity. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own Policy.

The Policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments until the Annuity Commencement Date. For Policies with applications signed prior to May 1, 2026, each additional premium payment must be at least $50 unless a different minimum is stated in your Policy. For Policies with applications signed on or after May 1, 2026, additional premium payments must be at least $5,000, with a minimum allocation for each Allocation Account of $1,000 unless a different minimum is stated in your Policy. You are not required to make any additional premium payments.

The Policy is “index-linked” because the value of each Index Account Option is linked to the performance of an Index. If you invest in one or more Index Account Options, the amount of money you are able to accumulate under your Policy depends (at least in part) upon the performance of your Index Account Options. You could lose a significant amount of money that you allocate to the Index Account Options.

We do not guarantee that the Fixed Account Option will always be available. If the Fixed Account Option is available and you invest amounts in the Fixed Account Option for a Crediting Period, your principal is guaranteed and will earn interest at a guaranteed annual interest rate during that Crediting Period. The amount of money you are able to accumulate depends upon the total interest credited.

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Do not purchase this Policy if you plan to use it for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE

We will not issue a Policy unless:

•	We receive in good order all information needed to issue the Policy. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
•	We receive in good order (at our Administrative Office) a minimum initial premium payment (including anticipated premiums from exchanges, transfers, or rollovers).
•	The Annuitant, Owner, and any joint Owner are younger than age 86 as of the date that the application is signed. The age limit may be lower for qualified Policies.
•	The Owner and Annuitant have an immediate familial relationship unless the Owner is the Annuitant or the Owner is not an individual.

Right to Cancel Period: You may cancel your Policy after you purchase it, but only if you return it within the prescribed period, which is generally 10 days after you receive the Policy (for replacements the right to cancel period is generally 60 days). The refund amount will be your premium payments minus any net amount allocated to the Index Account(s), plus the value of the Index Account(s) on the date of cancellation. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INTERIM VALUE RISK. Surrender charges do not apply upon cancellation. State law may require us to refund the greater of your Policy Value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. We will pay the refund after we receive in good order at our Administrative Office within the applicable period Written Notice of cancellation and the returned policy. The Policy will then be deemed void.

We reserve the right to reject any application.

PREMIUM PAYMENTS

You should make checks for premium payments payable to Transamerica Financial Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.

We do not accept cash. We reserve the right to not accept third party checks. A third-party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion, we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third-party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned. We reserve the right to restrict or refuse any premium payment.

INITIAL PREMIUM PAYMENT

The initial premium payment for qualified and non-qualified Policies must be at least $25,000 (including anticipated premiums from exchanges, transfers, or rollovers). For Policies with applications signed on or after May 1, 2026, the minimum initial payment amount is $25,000, with each Allocation Account receiving at least $1,000.

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You must obtain our prior approval to purchase a Policy with an amount:

•	Below $25,000; or
•	In excess of $1,000,000 provided that you, any joint Owner, and the Annuitant are all younger than age 81; or
•	In excess of $500,000 if you, any joint Owner, or the Annuitant is at least age 81.

Your initial premium payment may not be credited to your Policy on the day that you leave your premium payment with your financial intermediary. Your financial intermediary may take a period of time to assess whether buying this Policy is suitable for you. Your financial intermediary may send us your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process your Policy. We will not begin to process your Policy during this period.

We will credit your initial premium payment to your Policy within 2 Business Days after the Business Day that we receive your initial premium payment, your application (or order form), and once we determine that your Policy information is both complete and in good order. This time period is in addition to the time your financial intermediary may take to complete their part of the process.

If your information is not received in good order and we are unable to complete our part of the process within 30 Business Days after the Business Day that we receive your initial premium payment and your application (or electronic order form), then we will return your initial premium payment at that time. We will credit your initial premium payment within two Business Days after your information is both complete and in good order. Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to your Policy. You will not earn interest on your initial premium payment during these review periods.

The date on which we credit your initial premium payment to your Policy is generally the Policy Date. Please note, the Policy Date is not the date that the initial premium payment is allocated to the selected Allocation Account(s), because the initial premium payment will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after the Policy Date, whichever occurs first. The Policy Date is used to determine certain time periods under your Policy, such as Policy Years, Policy Quarters, and Policy Anniversaries.

We will consider any premium that we receive with your Policy application and within 14 calendar days of the date you sign your Policy application (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover) to be part of your initial premium payment. We will not wait until the end of the 14 calendar day (or 60 calendar day) period to apply your total initial premium payment to the Policy. We will credit the portion of your initial premium payment accompanying your Policy application or that we otherwise receive before the Policy Date as described in the paragraph immediately above. We will credit any more initial premium that we receive on or after the Policy Date within two Business Days after the Business Day we receive it. Once credited to your Policy, such premium will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after we receive it, whichever occurs first, and then allocated among the Allocation Accounts in accordance with your instructions. Please note, if we receive any portion of the initial premium after the Policy Date, the Crediting Periods associated with your initial premium payment may have different start dates.

ADDITIONAL PREMIUM PAYMENTS

You are not required to make any additional premium payments. However, you can generally make additional premium payments during the accumulation phase. For Policies with applications signed prior to May 1, 2026, additional premium payments must be at least $50. For Policies with applications signed on or after May 1, 2026, additional premium payments must be at least $5,000, with a minimum allocation for each Allocation Account of $1,000. We will credit an additional premium payment to your Policy within two Business Days after the Business Day we receive the premium payment and required information in good order at our Administrative Office.

Before an additional premium payment is allocated to the selected Allocation Account(s), it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day after we credit the additional premium payment to your Policy, whichever occurs first.

When you allocate an additional premium payment to one or more Allocation Accounts, a new Crediting Period will begin for each Allocation Account receiving the premium payment. No portion of an additional premium payment can be applied to an ongoing Crediting Period. Please note that if you invest in an Allocation Account for which you already have an ongoing Crediting Period, you

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will have multiple ongoing Crediting Periods for the same Allocation Account. Under such circumstances, each ongoing Crediting Period for the same Allocation Account will be treated as a separate investment under the Policy.

After the first Policy Year, we reserve the right to require our prior approval for any cumulative premium payments in a single Policy Year in excess of the following limits:

•	Non-qualified Policies – $25,000.
•	Qualified Policies – the lesser of any minimums required by the Internal Revenue Service or $60,000.

If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. We reserve the right to further limit or refuse additional premium payments. We may prohibit Owners from making additional premium payments under the Policy in the future on a non-discriminatory basis. If we exercise this right, Owners will lose the ability to increase Policy Value and the death benefit, through additional premium payments.

MAXIMUM TOTAL PREMIUM PAYMENTS

We reserve the right to require our prior approval of any cumulative premium payments in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant were all younger than age 81 on the date you signed the application; or
•	$500,000 if you, any joint Owner, or the Annuitant were at least age 81 on the date you signed the application.

The maximum limit on total premium payments includes premium payments under the Policy and other policies with the same Owner or same Annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

ALLOCATION OF PREMIUM PAYMENTS

Initial Premium Payment. When you purchase the Policy, we will allocate your initial premium payment to the Allocation Account(s) you selected based on the allocation instructions in your application. The allocations in your allocation instructions must be in whole percentages and must total 100%.

Additional Premium Payments. The allocation instructions in your application will initially serve as your standing allocation instructions for additional premium payments. You may change your standing allocation instructions for additional premium payments by sending written instructions to our Administrative Office, by telephone, or other electronic means acceptable to us, subject to the limitations described under OTHER INFORMATION – Telephone and Electronic Transactions. The new instructions will apply to premium payments received on or after the date we receive the change request in good order.

If you make an additional premium payment and it is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

•	For each Allocation Account in your standing allocation instructions, if that Allocation Account (or another Allocation Account that we designate in an amendment to this prospectus) is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.
•	For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive

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new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first.

Currently, the Default Option is the Fixed Account Option. See DEFAULT OPTION.

FIXED HOLDING ACCOUNT

Before an initial or additional premium payment is allocated to one or more Allocation Accounts, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day.

The initial premium payment will be allocated from the Fixed Holding Account as described above after the Policy Date. An additional premium payment will be allocated as described above after we credit the additional premium payment to your Policy. If the Policy Date, or the date we credit an additional premium payment, is the 1st, 8th, 15th, or 22nd calendar day, it will be allocated on the next 1st, 8th, 15th, or 22nd calendar day, whichever occurs first.

Amounts held in the Fixed Holding Account are credited compound interest daily based on the annual interest rate in effect on that day. We may change the current annual interest rate for the Fixed Holding Account at any time at our discretion, subject to a guaranteed minimum effective annual interest rate. The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate. You may obtain the current annual interest rate online at https://www.transamerica.com/rila-rate-center or upon request by contacting our Administrative Office or your financial intermediary.

When your allocation instructions for an initial or additional premium payment are not in good order because they instruct us to allocate your premium payment to an Allocation Account that is no longer available for investment, your premium payment may be held in the Fixed Holding Account for a longer period of time than described above. See PREMIUM PAYMENTS – ALLOCATION OF PREMIUM PAYMENTS above for additional information.

POLICY VALUE AND CASH VALUE

POLICY VALUE

Prior to the Annuity Commencement Date, your Policy Value represents the value of your investment in your Accounts, which may include the Fixed Holding Account, the Fixed Account Option, one or more Index Account Options, and the Performance Lock Account. If you invest in an Index Account Option, your Policy Value will reflect the Interim Values of your investment between the first and last day of the Crediting Period.

On any day during the accumulation phase, your total Policy Value is equal to:

•	Your total premium payment(s); minus
•	Your total gross withdrawals from the Policy (including amounts deducted for surrender charges); plus
•	Your accumulated gains on amounts allocated to Index Account(s); minus
•	Your accumulated losses on amounts allocated to Index Account(s); plus
•	Interest credited on amounts allocated to the Fixed Account and Fixed Holding Account; minus
•	Amounts deducted for fees and charges and taxes if any.

After the Annuity Commencement Date, your Policy does not have a Policy Value.

CASH VALUE

Prior to the Annuity Commencement Date, your cash value represents the total amount that is available for withdrawal or Surrender. Your cash value is equal to the Policy Value less any surrender charges, if applicable. Your cash value may be lower than or equal to your Policy Value.

After the Annuity Commencement Date, your Policy does not have a cash value.

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FIXED ACCOUNT OPTION

There is currently only one Fixed Account Option available. The available Fixed Account Option has a 1-year Crediting Period. We do not guarantee that a Fixed Account Option will always be available in the future.

Information regarding the features of the available Fixed Account Option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period. The current annual interest rate being offered for new Crediting Periods is available online at https://www.transamerica.com/rila-rate-center or upon request by contacting our Administrative Office or your financial intermediary.

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period. Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock but not Early Re-Entry for an Index Account Option).

See SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period, as well as the default reallocation in the absence of such instructions.

We may declare a new annual interest rate for new Crediting Periods. We determine the annual interest rates for new Crediting Periods at our discretion, subject to a guaranteed minimum effective annual interest rate. The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater. You bear the risk that we will not credit interest for a new Crediting Period at a rate greater than the guaranteed minimum effective annual interest rate. The annual interest rate declared for an ongoing Crediting Period will not change. However, the annual interest rate we declare may differ from Crediting Period to Crediting Period. For example, assume you have Policy Value invested in the Fixed Account Option with an ongoing 1-year Crediting Period. If the Fixed Account Option is still available for investment and you invest additional amounts in the Fixed Account Option, you will have two separate ongoing 1-year Crediting Periods for the Fixed Account Option, and the interest rates for those Crediting Periods may differ.

INDEX ACCOUNT OPTIONS

Each Index Account Option tracks the performance of an Index for a Crediting Period. We will credit gain or loss (i.e., positive or negative interest, or Index Credit) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the applicable Index. An investment in an Index Account Option is not an investment in the applicable Index or in any index fund.

You could lose a significant amount of money if an Index declines in value. You could also lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of its Crediting Period.

We can add and remove Index Account Options as available investment options and change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limits on Index gains (subject to any minimum guarantees).

If we remove an Index Account Option, it will be closed such that no reinvestments or transfers will be allowed into that Index Account Option. If you are currently invested in an Index Account Option that is being closed, you may remain in that Index Account Option until the end of the Crediting Period.

Information regarding the features of each currently offered Index Account Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Crediting Period, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

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CREDITING PERIOD

Each Index Account Option has a defined Crediting Period. The Crediting Period is the length of time from the Crediting Period’s start date to its end date, expressed in years. It is also the number of years that the Index Account Option is linked to the Index’s performance.

The Policy currently offers Index Account Options with 1-year, 2-year, and 6-year Crediting Periods. Not all Crediting Period lengths are available with all Index Account Options.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, which Crediting Period lengths may be appropriate for you based on your liquidity needs, investment horizon, and financial goals. Investing in Index Account Options with shorter Crediting Periods will provide more opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with shorter Crediting Periods generally tend to have less potential for gain over a single Crediting Period. Conversely, investing in Index Account Options with longer Crediting Periods will provide fewer opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with longer Crediting Periods will generally tend to have more potential for gain over a single Crediting Period.

Amounts must remain in an Index Account Option until the end of its Crediting Period to be credited with Index Credits and to avoid a possible negative Interim Value adjustment, in addition to potential surrender charges, tax consequences, or other negative impacts to your Policy (e.g., proportionate reductions to your Index Base and reductions to the death benefit).

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature. See INTERIM VALUE below, as well as EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, for additional information.

INDEX CHANGE

At the end of a Crediting Period for an Index Account Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. The Index Change will be the percentage difference between the Initial Index Value and the Final Index Value (assuming no exercise of Early Re-Entry during the Crediting Period).

For example, regardless of how the Index otherwise performed between the beginning and end of the Crediting Period:

•	If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
•	If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).

See THE INDEXES later in this section for information about the Indexes to which the Index Account Options are linked, including historical Index returns. See EXAMPLES OF CREDITING METHODOLOGY below for more examples of the point-to-point crediting method.

Please note that if you exercised Performance Lock during a Crediting Period, and then later re-entered the remaining Crediting Period using Early Re-Entry, the Index Change at the end of the Crediting Period will be the percentage difference between the Index Value for the first day of the remaining Crediting Period and the Final Index Value.

INDEX CREDIT RATE AND INDEX CREDIT

The value of your investment in an Index Account Option at the end of a Crediting Period is your Index Account Option Value. Your Index Account Option Value will be calculated using the following formula:

Index Account Option Value = Index Base x (1 + Index Credit Rate)

The Index Credit Rate represents the percentage gain or loss that we apply at the end of the Crediting Period (i.e., your Index rate of

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return). The Index Credit Rate is determined by applying the Index Change to either the Downside Protection Type or Growth Opportunity Type, as applicable. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE and LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE below. Your gain or loss can also be expressed as a dollar amount, which we then refer to as the Index Credit.

The Index Credit Rate and the Index Credit may be positive, negative, or zero.

Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

The following is an example of how we calculate your Index Account Option Value at the end of a Crediting Period: Assume you invest $10,000 in an Index Account Option. At the beginning of the Crediting Period, your Index Base is $10,000. At the end of the Crediting Period, your Index Base is still $10,000 if there were no deductions for fees or charges or withdrawals before the end of the Crediting Period. At the end of the Crediting Period, we will apply the Index Credit Rate to your Index Base to calculate your Index Account Option Value.

•	Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
•	Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.

Any fees or charges deducted at the end of the Crediting Period will be deducted on a dollar-for-dollar basis from your Index Account Option Value after the Index Credit is applied. Continuing the examples above, if a $50 service charge were deducted from that Index Account Option on the same day that the Index Credit was applied, the Index Account Option Value would be reduced after the Index Credit to $10,950 (i.e., $11,000 - $50) or $8,950 (i.e., $9,000 - $50), respectively. See FEE TABLE and EXPENSES AND ADJUSTMENTS.

Please note that if you exercised Performance Lock during a Crediting Period, and then later re-enter the remaining Crediting Period using Early Re-Entry, your Index Base on the first day of the remaining Crediting Period will equal the amount reallocated from the Performance Lock Account to the previously locked Index Account Option.

LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period through our use of the designated Downside Protection Type. The only Downside Protection Type that we currently offer is Buffer.

At the end of the Crediting Period for an Index Account Option, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, it is possible that you could lose 90% of your investment as a result of negative Index performance. A Buffer absorbs the impact of negative Index performance before the negative Index performance impacts your investment. If the Index Change at the end of the Crediting Period is negative, the value of your investment will decrease if the Index Change goes beyond the Buffer Rate.

We calculate your Index Credit Rate using the Buffer as follows:

•	If the Index Change is not in excess of the Buffer Rate, your Index Credit Rate will equal 0% (if you selected an Index Account Option with Cap) or the Edge Rate (if you selected an Index Account Option with Edge and Edge+). In either case, you will not experience any loss as a result of the negative Index performance.
•	If the Index Change exceeds the Buffer Rate, your Index Credit Rate will be negative, and you will experience loss as a result of the negative Index performance. The percentage loss will be equal to the Index Change in excess of the Buffer Rate.

The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Buffer for that Crediting Period is the total Buffer for the life of the

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Crediting Period.

The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes that you selected an Index Account Option with a Buffer Rate of 10% (and Cap as the Growth Opportunity Type).

•	In the first example, the Index Change is -5%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.
•	In the second example, the Index Change is -15%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -5%.
•	In the third example, the Index Change is -25%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -15%.

We currently offer Index Account Options with 10%, 15%, and 20% Buffer Rates. Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

We set the limit on Index losses for each Index Account Option at our sole discretion, subject to applicable guaranteed minimums. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Crediting Period length, an Index-Account Option that provides less protection from Index losses will generally tend have more potential for Index gains.

LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE

At the end of a Crediting Period for an Index Account Option, we may limit the positive Index return used in calculating Index Credits by applying the designated Growth Opportunity Type. The Growth Opportunity Types that we currently offer are (i) Cap and (ii) Edge and Edge+.

The Cap Rate, or Edge Rate and Edge+ Rate, for an Index Account Option will not change during a Crediting Period (except upon exercise of Early Re-Entry) but may change from one Crediting Period to the next, subject to the guaranteed minimum(s) applicable to that Index Account Option. The guaranteed minimum Cap Rate, or guaranteed minimum Edge Rate and Edge+ Rate, vary by Index Account Option.

•	For new Crediting Periods:

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o	The lowest Cap Rate that may be established under the Policy is 3%.
o	The lowest Edge Rate and Edge+ Rate that may be established under the Policy is 3%.

The Cap Rate or Edge and Edge+ Rate for a Crediting Period will be reset upon exercise of Early Re-Entry, subject to the guaranteed minimum reset rate(s). See the table below for the guaranteed minimum reset rate(s) upon exercise of Early Re-Entry.

For each Index Account Option available for investment, the Cap Rate or Edge Rate and Edge+ Rate that we are currently offering for a new Crediting Period (or a remaining Crediting Period under Early Re-Entry) will be published at the following website address before rates take effect: https://www.transamerica.com/rila-rate-center. The Cap Rates and Edge Rates and Edge+ Rates posted on that website address are incorporated by reference into the prospectus. You may also obtain the posted rates by contacting your financial professional or the Company at our Administrative Office.

We determine Cap Rates, or Edge Rates and Edge+ Rates, for each new Crediting Period at our discretion, subject to applicable guaranteed minimums. We consider a number of factors when declaring these rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading derivative and fixed income instruments. The costs and value of these instruments impact the rates we declare, and those costs and values can be impacted by market conditions and forces. We also consider factors such as sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. You bear the risk that we may declare lower rates for future Crediting Periods, and that such rates could be as low as the applicable guaranteed minimum(s). Rates offered for new Crediting Periods may be different from those offered to new investors or offered to you at Policy issuance.

For Early Re-Entry, a feature associated with Performance Lock+, we determine reset Cap Rates or Edge Rates and Edge+ Rates at our discretion, subject to the guaranteed minimum rate. The reset rate(s) will be lower than the original rate(s) for the Crediting Period. We expect that the reset rate(s) that we declare for Early Re-Entry will typically represent a proration of the original rate(s) for a Crediting Period based on the time remaining in the Crediting Period upon re-allocation to the previously locked Index Account Option. For example, if we originally declared a Cap Rate of 10%, and at the time you re-enter half of the Crediting Period is remaining, we expect that the reset Cap Rate would be approximately 5%. However, you should understand that we reserve the right to declare reset Cap Rates and Edge and Edge+ Rates in our discretion, subject to the guaranteed minimums set forth in the following table:

Buffer	Guaranteed Minimum Reset Cap Rate or Edge Rate and Edge+ Rate
	Months Remaining in Crediting Period upon Re-Entry
	71-60	59-48	47-36	35-24	23-12
10%	25.00%	20.00%	15.00%	10.00%	5.00%
15%	22.50%	18.00%	13.50%	9.00%	4.50%
20%	20.00%	16.00%	12.00%	8.00%	4.00%

We may declare lower rates for the available Index Accounts than we do for similar investment options under our other registered index-linked annuities, or for Policies issued in other states or through different financial intermediaries. We may declare lower rates for existing Policies compared to new Policies. The only guarantee regarding the declaration of upside rates is that the declared rates will always satisfy applicable guaranteed minimums.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Crediting Period length, an Index Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.

Cap

At the end of the Crediting Period for an Index Account Option with Cap, if the Index Change is positive or zero, we use the Cap to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:

•	If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
•	If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
•	If the Index Change is zero, your Index Credit Rate will equal zero.

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Due to the operation of the Cap, you will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment. The Cap is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Cap Rate for that Crediting Period would be less if measured on an annual basis.

We reserve the right to declare no Cap Rate for a new Crediting Period. There will be no limit on gains during a new Crediting Period if we declared no Cap Rate.

The illustration below includes two examples of how we calculate the Index Credit Rate at the end of a Crediting Period using a Cap. Both examples assume a Cap Rate of 10%.

•	In the first example, the Index Change is +5%, which does not exceed the Cap Rate, so your Index Credit Rate would be +5%.
•	In the second example, the Index Change is +15%, which exceeds the Cap Rate, so your Index Credit Rate would be +10%.

Edge and Edge+

Index Account Options with the Edge and Edge+ Growth Opportunity Type (also called “Triple Edge Advantage” or “Dual Direction” in the Policy form and our marketing materials) provide for positive Index Credit at the end of a Crediting Period if the Index Change is positive, zero, or to a limited extent, negative.

•	If the Index Change is positive or zero, the Index Credit Rate will be positive, equal to the Edge+ Rate.
•	If the Index Change is negative, but within the Buffer Rate, the Index Credit Rate will be positive, equal the Edge Rate.
•	If the Index Change is negative, and beyond the Buffer Rate, the Index Credit will be negative. The negative Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE.

For instance, assume you select an Index Account Option with an Edge Rate of 5%, Edge+ Rate of 7%, and Buffer Rate of 10%. If, at the end of the Crediting Period, the Index Change is 10%, your Index Credit Rate would be +7% (i.e., the Edge+ Rate). If instead the Index Change is -8%, your Index Credit Rate would be +5% (i.e., the Edge Rate). If instead the Index Change is -15%, your Index Credit Rate would be -5% (i.e., the negative Index Change in excess of the Buffer Rate).

The Edge Rate and Edge+ Rate are fixed rates of potential return. In no event will a positive Index Credit Rate, if any, differ from the Edge Rate or Edge+ Rate, as applicable. The Edge Rate and Edge+ Rate therefore limit the upside potential of your investment. The Edge Rate and Edge+ Rate are measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Edge Rate and Edge+ Rate for that Crediting Period would be less if measured on an annual basis.

Currently, for any Index Account Option with Edge and Edge+, the Edge Rate and Edge+ Rate are subject to the same guaranteed minimum. The declared Edge+ Rate may be higher, lower, or equal to the declared Edge Rate (and vice versa). The only guarantee in that regard is that both the declared Edge Rate and the Edge+ Rate will satisfy the guaranteed minimum.

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EXAMPLES OF CREDITING METHODOLOGY

The following examples illustrate how we calculate and credit Index Credit assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender. They assume no exercise of Performance Lock or Early Re-Entry.

The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See THE INDEXES – Historical Index Returns later in this section for information about historical Index returns.

Examples

For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), Cap (Cap Rate 10%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+5%	1000	+$50	$1,050
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	95	-5%	0%	1000	$0	$1,000
5	1000	100	80	-20%	-10%	1000	-$100	$900

For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap (Cap Rate 20%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	135	+35%	+20%	1000	+$200	$1,200
2	1000	100	112	+12%	+12%	1000	+$120	$1,120
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	88	-12%	0%	1000	$0	$1,000
5	1000	100	65	-35%	-20%	1000	-$200	$800

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 20%), Cap (Cap Rate 30%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	150	+50%	+30%	1000	+$300	$1,300
2	1000	100	115	+15%	+15%	1000	+$150	$1,150
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	85	-15%	0%	1000	$0	$1,000
5	1000	100	50	-50%	-30%	1000	-$300	$700

For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), and Edge and Edge+ (Edge Rate 5% and Edge+ Rate 10%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+10%	1000	+$100	$1,100
3	1000	100	100	0%	+10%	1000	+$100	$1,100
4	1000	100	95	-5%	+5%	1000	+$50	$1,050
5	1000	100	80	-20%	-10%	1000	-$100	$900

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THE INDEXES

Generally

Each Index Account Option is linked to the performance of an Index. This section includes basic information about the Indexes.

Each Index is a market index.

•	A market index tracks, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. Please note that by investing in an Index Account Option that is linked to the performance of a market index, you are not investing in the market index (it is not possible to invest directly in a market index), an index fund, or the securities that compose the index. You have no rights with respect to the index.

When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day.

The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INDEX PERFORMANCE RISKS for a discussion of the investment risks associated with the Indexes. Additional Index information is included in APPENDIX B. You may request additional information about each Index from our Administrative Office or your financial intermediary.

There is no guarantee that any particular Index will always be available under the Policy. We may change the Indexes for the Index Account Options from one Crediting Period to the next. We also reserve the right to substitute an Index prior to the end of a Crediting Period.

Market Indexes

The Indexes described in this section are market indexes.

S&P 500® Index

The S&P 500® Index (Ticker: SPX) is widely regarded as the best single gauge of large-cap U.S. equities. This market index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index Account Option. Your performance under the Policy will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Account Options, and does not reflect Policy fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.

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1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Index Substitution

We reserve the right to substitute an Index prior to the end of a Crediting Period. During a Crediting Period, if a market index serving as an Index is discontinued, or if the calculation of the Index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals.

We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Index Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity. In the event that a comparable Index is not found, we will substitute the original Index with a broad-based securities market index. An Index Account Option will not be ended prior to the end of the Crediting Period due to our inability to find a comparable Index.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

This example is intended to show how we would calculate the Index Change during a Crediting Period in which an Index was substituted.

Index Change on substitution date for original Index

Initial Index Value for original Index	1,000
Index Value for original Index on substitution date	1,050
Index Change for original Index on substitution date	(1,050 / 1,000) - 1 = 5.00%

This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.

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Revised Initial Index Value for replacement Index

Index Change for original Index on substitution date	5.00%
Index Value for replacement Index on substitution date	1,000
Revised Initial Index Value for replacement Index	1,000 / (100.00% + 5) = 952.38

The Index Change calculation for that Crediting Period is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.

INTERIM VALUE

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges. Interim Value is calculated at the end of a Business Day.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

An Interim Value is designed to be an estimated fair value for your investment in an Index Account Option prior to the end of the Crediting Period. The Interim Value for an Index Account Option is calculated using the following formula:

Index Base x (1 + Interim Value Index Credit Rate)

•	Index Base. Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. If you exercised Performance Lock during a Crediting Period, and then reallocate into a previously locked Index Account Option for the remainder of the Crediting Period using Early Re-Entry, your Index Base on the first day of the remaining Crediting Period will equal the amount reallocated from the Performance Lock Account to the previously locked Index Account Option. During a Crediting Period, your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

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•	Interim Value Index Credit Rate (Interim Value Adjustment). The Interim Value Index Credit Rate is an interim rate of return that may be positive, negative, or zero. We also refer to this interim rate of return as the “Interim Value adjustment.” We calculate this interim rate of return differently than the Index Credit Rate at the end of the Crediting Period, as described in EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

For more information about the calculation of Interim Value, see EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, as well as ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS in the Statement of Additional Information for detailed information and examples.

REDUCTION TO INDEX BASE

During a Crediting Period for an Index Account Option, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a proportionate reduction at that time. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn, or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). There is no way to increase your Index Base during a Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

For example, assume that your Index Base on the first day of a Crediting Period for an Index Account is $10,000. Further, assume that there are no deductions as a result of fees, charges, or withdrawals from that Index Account until a given day before the end of the Crediting Period, on which day your Interim Value is $9,500 (before any deductions for fees, charges, or withdrawals) and a total of $475 in fees, charges, or withdrawals is deducted from that Index Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., ($9,025 / $9,500) – 1 = 5%). As such, your Index Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a reduction to the Index Base of -$500. Please note that in this example, the reduction to the Index Base (-$500) was greater than the reduction in the Interim Value (-$475).

Continuing this example to the end of the Crediting Period, assume that there are no other deductions as a result of fees, charges, or withdrawals from that Index Account Option before the end of the Crediting Period:

•	Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.
•	Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.

PERFORMANCE LOCK+

Performance Lock

On any Business Day between the first and last day the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

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If you exercise Performance Lock for an Index Account Option, your Interim Value for that Index Account Option (less any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account.

If you exercise Performance Lock, you will be locking-in an Interim Value. The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss.

Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied to amounts held in the Performance Lock Account. Depending on when you exercised Performance Lock and whether you exercise Early Re-Entry, your investment might not participate in Index performance for up to one year.

For example, assume you invest $10,000 in an Index Account Option and you elect to exercise Performance Lock. If the Interim Value on the Performance Lock Date is $10,500 and there is $300 in applicable charges for that Index Account Option, we will transfer $10,200 to the Performance Lock Account, locking-in $200 of gain (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account). Conversely, if the Interim Value on the Performance Lock Date is $9,500 and there is $300 in other fees, we will transfer $9,200 to the Performance Lock Account, locking-in an $800 loss (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account).

You may “manually” exercise Performance Lock by contacting us on any Business Day before the end of the Crediting Period, in which case we will lock-in the Interim Value (less any applicable charges) next calculated after we receive your request in good order.

You may also exercise Performance Lock “automatically” based on a target gain that you provide us in advance. If you wish to enroll in this feature, you must provide us with instructions that identify a target gain percentage. After you enroll, Performance Lock will be automatically exercised if your Interim Value (after the deduction of any applicable charges) is greater than your Index Base by a percentage at least equal to your target gain. For instance, if you instruct us to exercise Performance Lock on any Business Day that would lock-in at least a 5% gain, Performance Lock will be automatically exercised on any Business Day that the Interim Value (after the deduction of any applicable charges) is at least 5% greater than your Index Base. In this example, if your Interim Value on a Business Day were at least 5% greater than your Index Base, but the deduction of any other applicable charges would result in less than a 5% gain, Performance Lock would not be automatically exercised on that Business Day. You may cancel your target gain instructions at any time before Performance Lock is exercised.

If you submit instructions with your Policy application for Performance Lock to be automatically exercised for an Index Account Option, those instructions will apply to any portion of your initial premium payment allocated to that Index Account Option (including any portion of your initial premium payment that we receive after the Policy Date). Those instructions will not apply to any additional premium payment, any other Index Account Option, or any future Crediting Period. You must submit separate instructions to exercise Performance Lock automatically in those instances.

If you exercise Performance Lock manually, you won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less the deduction of any applicable charges) will be triggered by the target gain that you set in advance.

We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. You should consult with a financial professional prior to exercising Performance Lock.

On the Performance Lock Date, the amount transferred to the Performance Lock Account will equal the locked-in Interim Value (less any applicable charges). The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. We may change the current annual interest rate at any time at our discretion, subject to a guaranteed minimum effective annual interest rate. The guaranteed minimum effective annual interest rate will be established on the Policy Date, and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater. For any date on which a fee, charge, or withdrawal is deducted from the Performance Lock Account, daily interest will be credited before the deduction of the fee, charge, or withdrawal.

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Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges, taxes (including a 10% federal penalty tax if made before age 591⁄2), and significant reductions to Policy benefits.

The amount held in the Performance Lock Account will remain there until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised. On the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. We must receive your instructions at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which your exercised Performance Lock. If that Index Account Option is no longer available for investment, such amount will be transferred to the Default Option. Currently, the Default Option is the Fixed Account Option.

Other information about Performance Lock:

•	Exercise of the Performance Lock feature is irrevocable.
•	The Performance Lock Account is an interest-bearing holding account under the Policy; it is not an investment option that you can select for investment.
•	There is no limit on the number of times that you may exercise Performance Lock during the accumulation phase.
•	If you exercise Early Re-Entry to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period, you are permitted to exercise Performance Lock during the remaining Crediting Period. There is no limit on the number of times that Performance Lock and Early Re-Entry may be exercised before the end of a Crediting Period.
•	If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may provide separate manual or automatic Performance Lock instructions for any such Crediting Period.
•	If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock for purposes of crediting interest; deducting fees, charges, and withdrawals; transferring amounts from the Performance Lock Account on the next Allocation Anniversary; and exercising Early Re-Entry.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office at (800) 525-6205. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when Performance Lock is exercised.

Early Re-Entry

Early Re-Entry, if available, allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. Early Re-Entry is not available for Index Account Options with a one-year Crediting Period.

After the Performance Lock Date, Early Re-Entry can be exercised on any Allocation Monthiversary prior to the next Allocation Anniversary, provided that there will be at least 12 months remaining in a Crediting Period upon re-entry. For example, if your Allocation Anniversary is January 1, and the Performance Lock Date is August 1, Year 1, there would be five Allocation Monthiversaries on which you could exercise Early Re-Entry (assuming Early Re-Entry is available): September 1, Year 1; October 1, Year 1; November 1, Year 1; and December 1, Year 1. To exercise Early Re-Entry, we must receive your request in good order at least one Business Day before the next Allocation Monthiversary. If we receive your request on an Allocation Monthiversary, Early Re-Entry will be exercised on the next Allocation Monthiversary. You may cancel an Early Re-Entry request provided that we receive your cancellation request at least one Business Day before the next Allocation Monthiversary.

Upon exercising Early Re-Entry, the amount held in the Performance Lock Account will be reallocated into the previously locked Index Account Option for the remainder of the Crediting Period. That amount will become your starting Index Base for the remaining Crediting Period, and will be subject to proportionate reductions if amounts are withdrawn or otherwise removed before

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the end of the Crediting Period. See REDUCTION TO INDEX BASE. The original Buffer Rate will apply to the remaining Crediting Period; however, the Cap Rate or Edge Rate and Edge+ Rate, as applicable, will be reset. For information on reset rates and how they may be obtained, see LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE. The Index Change at the end of the remaining Crediting Period will be the net percentage change in the Index Value between the first day of the remaining Crediting Period and the last day of the Crediting Period. The Buffer Rate and reset Cap Rate or Edge Rate and Edge+ Rate, as applicable, will be applied to that Index Change to calculate the Index Credit.

For example:

•	Assume you invest $10,000 in an Index Account Option with a 2-year Crediting Period, with a 10% Buffer Rate and a 10% Cap Rate.
•	Six months into the Crediting Period, you exercise Performance Lock. The Interim Value on the Performance Lock Date is $10,200. On the Performance Lock Date, we transfer $10,200 to the Performance Lock Account.
•	Six months after the Performance Lock Date (12 months into the Crediting Period), you exercise Early Re-Entry. On the applicable Allocation Monthiversary, you have $9,800 in the Performance Lock Account (after credited interest, deduction of fees and charges, and withdrawals). On that Allocation Monthiversary, $9,800 would be re-allocated to the previously locked Index Account Option for the remainder of the Crediting Period. The new Index Base for the remaining Crediting Period would be $9,800. The Buffer Rate for the remaining Crediting Period would still be 10%. The Cap Rate would be reset to the Cap Rate we were offering for exercises of Early Re-Entry for that Allocation Monthiversary. For purposes of this example, assume the reset Cap Rate is 3.00%.
•	Assume on the last day of the remaining Crediting Period, due to interim withdrawals, the Index Base has been reduced to $9,500. The Index Credit will then depend upon the Index Change. For instance:
o	If the Index Change is 5%, the Index Credit Rate would be +3.00% (i.e., the Index Change up to the Cap Rate). Your positive Index Credit would be $285.00 (i.e., $9,500 x 3.00%).
o	If the Index Change is -3%, the Index Credit Rate would be 0% because the negative Index Change would not exceed the Buffer Rate of 10%. The Index Credit would be $0.
o	If the Index Change is -12%, the Index Credit Rate would be -2.00% (i.e., the negative Index Change in excess of the Buffer Rate). Your negative Index Credit would be -$190.00.

If you exercise Early Re-Entry, you are permitted to exercise Performance Lock during the remaining Crediting Period. There is no limit on the number of times that Performance Lock and Early Re-Entry, if available, may be exercised during a Crediting Period.

We will not provide advice or notify you regarding whether you should exercise Early Re-Entry or the optimal time for doing so. We will not warn you if you exercise Early Re-Entry at a sub-optimal time. We are not responsible for any losses or additional fees incurred in relation to your decision to exercise Early Re-Entry. It may be better for you if you do not exercise Early Re-Entry. You should consult with a financial professional before exercising Early Re-Entry.

MATURITY

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock but not Early Re-Entry).

See immediately below for SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value upon maturity. See DEFAULT OPTIONS for information on the default reallocation in the absence of such instructions.

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SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

When you are purchasing the Policy, coming to the end of a Crediting Period, making an additional premium payment, or coming to the next Allocation Anniversary after you exercise Performance Lock but not Early Re-Entry for an Index Account Option, you will have an opportunity to select from among the available Allocation Accounts for investment.

A list of the available Allocation Accounts is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY. The table does not include the current annual interest rate for the Fixed Account Option, or the current limits on Index gains for the Index Account Options, because they may change from one Crediting Period to the next, subject to applicable guaranteed minimums.

For instructions on how to obtain the current annual interest rate for the Fixed Account Option, see FIXED ACCOUNT OPTION. For instructions on how to obtain the current limits on Index gains for the Index Account Options, see INDEX ACCOUNT OPTIONS – LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE.

The following provides additional information about what to expect when selecting Allocation Accounts for investment:

•	New Purchasers. If you are a new purchaser of the Policy, the rates in effect on the date that you sign the Policy application will apply to the premium accompanying your Policy application. We will also apply those same rates to any more premium we receive within 14 calendar days of your signature date (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover). Any premium we receive after that date will be considered an additional premium payment, and the rates in effect at the time of receipt in good order will apply. See “Additional Premium Payments” below.

For example, if you sign the Policy application on January 30, the current limits on Index gains as of that date will apply to the premium accompanying your Policy application. In addition, if we receive any more premium from you on or before February 13 (March 31 if the Policy is funded through an exchange, transfer, or rollover), the same rates will apply to that premium, even if the rates we are offering have otherwise changed since January 30. Any premium we receive after February 13 (or March 31 if the Policy is funded through an exchange, transfer, or rollover) will be considered to be an additional premium payment and different rates may apply.

•	Additional Premium Payments. If you make an additional premium payment, the rates in effect as of the date we receive your additional premium payment in good order will apply. If your premium payment is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

o	For each Allocation Account in your standing allocation instructions, if that Allocation Account is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.
o	For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option.
•	End of a Crediting Period. If you are coming to the end of a Crediting Period, we will send you a Renewal Letter at least

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21 days before the end of the Crediting Period. We must receive your instructions at least one Business Day before the end of the Crediting Period. In the absence of instructions, your Policy Value in the expiring Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period. If the expiring Allocation Account is no longer available for investment, your Policy Value in the expiring Allocation Account will be transferred to the Default Option.
•	Next Allocation Anniversary After Exercising Performance Lock. If you exercised Performance Lock for an Index Account Option but not Early Re-Entry, on the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. You must submit instructions to us at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which you exercised Performance Lock. If that Index Account Option is no longer available for investment, the amount held in the Performance Lock Account will be transferred to the Default Option. We will send you a Renewal Letter at least 21 days before the next Allocation Anniversary, provided that you exercised Performance Lock no later than 21 days of the next Allocation Anniversary. If you exercised Performance Lock within 21 days of the next Allocation Anniversary, you will not receive a Renewal Letter.

Please note that we will limit the number of Crediting Periods your policy may have ongoing at one time.When allocating an additional premium payment, or reinvesting or transferring Policy Value at the end of a Crediting Period, among the investment options that are generally available for investment, you may not invest in any Allocation Account that has a Crediting Period that extends beyond the last available Annuity Commencement Date. If there is no eligible Allocation Account, only the Default Option will be available to you for investment. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday. See ANNUITY PAYMENTS (INCOME PHASE).

TRANSFERS

You may transfer Policy Value between Allocation Accounts only at certain times. You are permitted to transfer Policy Value from an Allocation Account in which you are currently invested only at the end of that Allocation Account’s Crediting Period. Policy Value transferred into an Allocation Account cannot be applied to an ongoing Crediting Period. This means that when you transfer Policy Value between Allocation Accounts, the transfer will start a new Crediting Period for the Allocation Account receiving the transfer.

DEFAULT OPTION

Under certain circumstances as described in this prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option), but will not change the Default Option without first amending this prospectus.

Once a premium payment or Policy Value has been allocated to the Fixed Account Option by default, your investment in the Fixed Account Option is subject to the same terms and conditions as any other investment in the Fixed Account Option. You may not transfer Policy Value invested in the Fixed Account Option until the end of the Crediting Period. You may withdraw amounts invested in the Fixed Account Option at any time; however, you will be subject to applicable surrender charges and income taxes (including a 10% federal penalty tax if taken before age 591/2) and the withdrawal may have negative consequences for your Policy and its benefits.

In each circumstance where Policy Value may be automatically allocated to the Default Option, we reserve the right to designate in an amendment to this prospectus a different Allocation Account to receive that Policy Value in lieu of the Default Option. We will not exercise this right without first amending this prospectus. For example, if we remove an Allocation Account from the Policy but add a new Allocation Account with substantially similar features, we may specify in an amendment to this prospectus that the new Allocation Account will replace the removed Allocation Account in Owners’ standing allocation instructions for additional premium payments, or that Policy Value will be automatically reinvested in the new Allocation Account rather than the Default Option at the end of a Crediting Period (or on the next Allocation Anniversary if Performance Lock has been exercised but not Early Re-Entry) in the absence of instructions.

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EXPENSES AND ADJUSTMENTS

There are fees, charges, and adjustments associated with the Policy that may reduce the return on your investment.

SURRENDER CHARGES

During the accumulation phase, you can withdraw part (withdrawal) or all (Surrender) of your Policy’s cash value. Restrictions may apply to qualified Policies. When you take a withdrawal or Surrender, we may apply a surrender charge to compensate us for start-up expenses of the Policy relating to sales, including commissions to registered representatives and other promotional expenses.

Surrender charges, if any, apply to each premium payment, regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since the premium payment was made, as reflected in the table below.

Surrender Charge

(as a percentage of premium withdrawn or Surrendered)

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6+	0.00%

Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year as described below. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

For example, assume your premium payments total $100,000 and your Policy Value is $106,000 at the beginning of the second Policy Year, and you request a withdrawal of $30,000. Since that amount is more than your surrender charge-free amount ($100,000 * 10% = $10,000 is greater than the $6,000 in earnings and all premiums are currently subject to surrender charge), you would pay a surrender charge of $1,600 on the remaining $20,000 (i.e., 8% x ($30,000 – $10,000) = $1,600). Likewise, assume your Policy Value is $80,000 (total premium payments total $100,000) at the beginning of the second Policy Year and you Surrender your Policy. Since you have no earnings due to your Policy Value decreasing and all premiums are currently subject to surrender charge, your surrender charge-free amount would be $10,000 and you would pay a surrender charge of $7,200 (i.e., 8% x ($100,000 – ($10,000) = $7,200).

For surrender charge purposes, earnings are considered to be withdrawn first, then the oldest premium is considered to be withdrawn next. There is no surrender charge on the withdrawal of earnings or premium payments that are no longer subject to surrender chargers. However, withdrawals of these amounts will count towards your surrender charge-free amount when withdrawn. This means that withdrawing such amounts will reduce (possibly to zero) your surrender charge-free amount for a Policy Year.

Please note:

•      Withdrawals may be taxable and, if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals from non-qualified Policies are considered to come from taxable earnings first.

•      Withdrawals may have other negative consequences for the Policy and its benefits, such as negative Interim Value adjustments, proportionate reductions the Index Bases for your Index Account Options, reductions in the death benefit.

•       Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to Policy Value). Surrender charges do apply to payment of the death benefit payable upon the death of an

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Owner who is not also the Annuitant (where the death benefit is equal to the Policy Value). Surrender charges do not apply upon annuitization.

See SURRENDER CHARGE WAIVERS for information about the Policy’s surrender charge waivers. Please note that any amounts withdrawn pursuant to a surrender charge waiver will count against the surrender charge-free amount for a Policy Year.

We may elect to reduce or eliminate the amount of the surrender charge when the Policy is sold under circumstances which reduce our sales or other expenses, or when required by regulation or regulatory authority.

INTERIM VALUE ADJUSTMENT

As previously discussed under INDEX ACCOUNT OPTIONS – INTERIM VALUE, we calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. Interim Values reflect an interim rate of return, also referred to as the “Interim Value adjustment” or “Interim Value Index Credit Rate.” An Interim Value adjustment may be positive, negative, or equal to zero.

The application of a negative Interim Value adjustment will result in loss. A negative Interim Value adjustment will reduce the Policy Value, Policy cash value, and the death benefit, perhaps significantly. The negative impacts to your Policy could be greater than the amount withdrawn or otherwise removed from an Index Account Option. Any losses you incur will be greater if you also incur a surrender charge, taxes, or tax penalties. There are no circumstances under with an Interim Value adjustment will be waived.

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment – or the Interim Value Index Credit Rate – is calculated differently than the Index Credit Rate at the end of a Crediting Period. Interim Value adjustments are not directly tied to the performance of the Index for an Index Account Option, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period.

Any fees or charges applicable to an Interim Value transaction will be applied after the Interim Value adjustment. Any applicable surrender charge or special service fee will not be reflected in the Interim Value(s). They will be deducted from the Interim Value(s) on a dollar-for-dollar basis. Your Policy cash value will reflect your Interim Values and all applicable fees and charges.

In addition to an Interim Value adjustment and applicable fees and charges, all withdrawals taken, and fees and charges deducted, from Interim Value will trigger an immediate proportionate reduction to your Index Base. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. A reduction to your Index Base will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

An Interim Value adjustment is not a fee or charge that is provided in consideration for any specific Policy feature. Interim Value adjustments are related to the value of the derivative and fixed income instruments that we may hold in support of our financial obligations under the Policy. Interim Value adjustments shift risk from us to Owners, protecting us from losses when amounts are withdrawn or otherwise removed from an Index Account Option prior to end of a Crediting Period.

Interim Value adjustments are calculated pursuant to a formula and may be affected by numerous factors such as Index performance; market volatility (based on availability of calculation data); interest rates; the likelihood, and magnitude of, a positive or negative

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Index Credit Rate at the end of the Crediting Period; the length of time remaining in the Crediting Period; and the risk of loss and the possibility of gain at the end of the Crediting Period. In addition, if a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, the Interim Value adjustment also reflects a market value adjustment based on changes in interest rates. The impact of this additional adjustment on Interim Value is at its greatest on the first day of the surrender charge period.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when an Interim Value transaction is performed.

SERVICE CHARGE

We will deduct a service charge from your Policy on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less. We reserve the right to waive this charge for any reason, but we guarantee that we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy.

For example, assume your Policy Value is $100,000 on a Policy Anniversary prior to the Annuity Commencement Date. Because 2% of your Policy Value on that Policy Anniversary (i.e., $2,000) is more than the maximum service charge of $50, the service charge on that Policy Anniversary would be limited to $50.

When assessed, the service charge will be deducted from each Index Account Option in proportion to the portion of Policy Value (prior to such charge) in each Index Account Option and will be deducted on a dollar for dollar basis. It will only be deducted from Index Account Options. If the charge is deducted before the end of a Crediting Period for an Index Account Option, the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the service charge.

SPECIAL SERVICE FEES

We may deduct a charge for the following special services: overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. The fees charged for any such service will vary, but will not exceed $50 per service. We will not deduct the charge from your Policy. We will require you to pay by credit card or other accepted method when you request the service. If the service involves the issuance of a check to you, we may allow you to deduct the charge from the final check.

REDUCED FEES AND CHARGES

We may, at our discretion, reduce or eliminate certain fees and charges for certain Policies (including employer-sponsored savings plans), which may result in decreased costs and expenses.

ORDERING OF FEES AND CHARGES

At the end of the Crediting Period for an Index Account Option, fees and charges are applied after the Index Credit. Likewise, before the end of a Crediting Period for an Index Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, the Performance Lock Account, or the Fixed Holding Account, interest is applied daily before any Policy fees or charges are deducted. Please see FEE TABLE for more information.

PREMIUM TAXES

A deduction may also made for premium taxes, if any, imposed on us by a state, municipality, or other government agency. We may, at our discretion, deduct the tax, currently ranging from 0% to 3.5%, from the Policy Value when you begin receiving annuity payments, you Surrender the Policy, or death proceeds are paid. We may decide to deduct the tax at the time that you make a premium payment or when due to the applicable taxing authority.

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FEDERAL, STATE, AND LOCAL TAXES

We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.

ACCESS TO YOUR MONEY

During the accumulation phase, you have access to the money in your Policy by taking a withdrawal or Surrender. You may also take automatic withdrawals by electing the systematic payout option.

Remember:

•	A Surrender will terminate the Policy and all its benefits, including the death benefit.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
•	Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be processed based on an Interim Value for that Index Account Option. An Interim Value adjustment will apply, which may be negative. See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.
•	Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A proportionate reduction to your Index Base may be greater than the amount withdrawn. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.
•	Income taxes, federal tax penalties, and certain restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.
•	Any type of withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy).
•	Amounts withdrawn under the Policy are not credited with an Index Credit at the end of a Crediting Period.
•	Any type of withdrawal will reduce the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.
•	Automatic withdrawals under the systematic payout option (see SYSTEMATIC PAYOUT OPTION below), and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you take a withdrawal or Surrender.

During the income phase, you will receive annuity payments under the fixed income option you select. You may not take any withdrawals or Surrender the Policy. The Policy has no cash value during the income phase.

SURRENDERS AND WITHDRAWALS

During the accumulation phase, you may withdraw all (Surrender) or a portion (withdrawal) of your Policy’s cash value. Your cash value is equal to the Policy Value less any surrender charges, if applicable. If you request a Surrender, you will receive the Policy’s cash value.

If you request a withdrawal, the minimum withdrawal is $500, with the exception of automatic withdrawals and minimum required distributions. When requesting a withdrawal:

•	You may instruct us that the withdrawal is to be taken from one or more of your Index Account Options, your Fixed Account Option, and/or the Performance Lock Account. You cannot instruct us to take a withdrawal from the Fixed Holding Account until all of your Allocation Accounts and the Performance Lock Account have been exhausted of value.
•	In the absence of instructions, the withdrawal will be taken from each Account in proportion to the portion of Policy Value in each Account, excluding the Fixed Holding Account until all other Accounts have been exhausted of value.

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•	If you have multiple ongoing Crediting Periods for the same Allocation Account, any withdrawal from that Allocation Account will always be taken pro-rata from all of the Crediting Periods. You could instruct us not to take the withdrawal from that Allocation Account, but you could not instruct us to take the withdrawal from only one or some of those Crediting Periods.
•	If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock. However, any withdrawal from the Performance Lock Account will always be taken pro-rata from those distinct amounts. You could instruct us not to take the withdrawal from the Performance Lock Account, but you could not instruct us to take the withdrawal from amounts only attributable to a specific exercise of Performance Lock.
•	Please note that under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

We must receive your withdrawal or Surrender request, in good order, before the Annuity Commencement Date. Withdrawals and Surrenders will normally be effective as of the end of the Business Day the request is received in good order. If we receive a request before the end of a Crediting Period, and the request does not specify a withdrawal or Surrender date, we will process the withdrawal or Surrender as of the date received, which could be before the end of the Crediting Period. We encourage you to specify a withdrawal or Surrender date with your request when you intend to take a withdrawal or Surrender at the end of a Crediting Period.

Payment of withdrawal or Surrender proceeds will generally occur within seven days from the date we receive in good order all required information. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

GROSS AND NET WITHDRAWALS

You may request withdrawals in either a gross or a net amount. In the absence of instructions, the withdrawal will be taken on a gross basis. The gross withdrawal is the total amount which will be deducted from your Policy Value as a result of the withdrawal, including any applicable surrender charges and any other fees and charges, while the net withdrawal is the amount you actually receive (exclusive of any tax withholdings). The gross withdrawal may be more than your requested withdrawal amount, if requested on a net basis, depending on whether surrender charges and any other fees and charges apply at the time of the withdrawal.

The gross withdrawal equals the net withdrawal plus the surrender charge and any other fees and charges on the excess withdrawal amount.

For these purposes, the excess withdrawal amount is the portion of the requested withdrawal or Surrender that is subject to surrender charges (that is, the portion which is in excess of the surrender charge-free portion). For example, if the requested withdrawal or Surrender amount is $1,000, and the surrender charge-free amount is $200, then the excess withdrawal that is subject to surrender charge would be $800.

•	If you request that the withdrawal be taken on a gross basis, you may not receive the withdrawal amount requested. Any surrender charges and any other fees and charges that apply to the withdrawal will be deducted from the amount you receive. As such, your Policy Value will be reduced by the withdrawal amount you requested, but you may receive less than that amount.

Assuming you request a gross withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,000 and you will receive a net amount equal to $4,650 (i.e., $5,000 – ($5,000 x 7%) = $4,650).

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•	If you request that the withdrawal be taken on a net basis, you will receive the withdrawal amount requested (exclusive of any tax withholdings). However, any fees and charges that apply at the time of the withdrawal, including surrender charges, will also be deducted from your Policy Value. As such, your Policy Value may be reduced by an amount greater than the amount you receive. Assuming you request a net withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,376.64 (i.e., $5,000 / (1 – 7%) = $5,376.34) and you will receive a net amount equal to $5,000.

SURRENDER CHARGE WAIVERS

This section describes the surrender charge waivers that are available under the Policy. Please note that any amounts withdrawn or Surrendered under any of these surrender charge waivers will count against the surrender charge-free amount for a Policy Year. Withdrawals taken under a surrender charge waiver are still subject to the same risks as any other withdrawals, including the risks listed at the beginning of this section (except surrender charges) and described further in the cross-referenced sections.

Minimum Required Distributions

For tax-qualified plans and policies, withdrawals taken to satisfy minimum required distribution requirements under Section 401(a)(9) of the Internal Revenue Code (IRC) are available with no surrender charges. The amount available from this Policy with respect to the minimum required distribution is based solely on this Policy.

Any amount requested in excess of the IRC minimum required distribution will have the appropriate surrender charges applied, unless the excess distribution qualifies as surrender charge-free under any additional options provided (e.g., the surrender charge-free amount).

Nursing Care and Terminal Condition Waiver

No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	Confined in a hospital or nursing facility for 30 days in a row after the Policy Date; or
•	Diagnosed with a terminal condition after the Policy Date (usually a life expectancy of 12 months or less).

For a waiver due to a condition related to confinement in a hospital or nursing facility, we must receive each withdrawal request (and proof of eligibility with each request) no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. However, in no event shall the notice and proof be provided later than one year following the date that confinement has ceased.

For a waiver related to a terminal condition, proof of eligibility is required only with the initial withdrawal request and must be furnished by the attending physician. We must receive a new request for each withdrawal under this waiver. Each withdrawal request must be received no later than one year following diagnosis of the terminal condition.

You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.

This benefit is not intended to provide long-term care or nursing home insurance. This benefit is not available if the Owner or Owner’s spouse (Annuitant or Annuitant’s spouse, if the Owner is a non-natural person) has been admitted to a hospital on the Policy Date or already resides in a nursing facility on the Policy Date.

SYSTEMATIC PAYOUT OPTION

You can select at any time during the accumulation phase to receive regular automatic withdrawals from your Policy by using the systematic payout option.

Automatic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly automatic withdrawals must generally be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

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You may stop automatic withdrawals at any time with a 30 day Written Notice sent to our Administrative Office.

INVOLUNTARY CASHOUT

If your Policy Value is below $2,000, and there have been no premium payments made to the Policy within the last three Policy Years, we reserve the right to terminate the Policy and pay the Policy Value (an “Involuntary Cashout”).

If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, we will not invoke the Involuntary Cashout provision if the GMDB rider has a death benefit amount of $2,000 or greater. If the Involuntary Cashout provision is invoked when the death benefit amount under the GMDB rider is less than $2,000, we will pay the greater of the Policy Value or the guaranteed minimum death benefit.

SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any withdrawal or Surrender over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any withdrawal or Surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•	Any withdrawal or Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity; or
•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the Policy.

The availability of Policy benefits may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX D – FINANCIAL INTERMEDIARY VARIATIONS.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock (Performance Lock+)	Allows you to lock-in an Interim Value for an Index Account Option prior to the end of a Crediting Period.	Standard	No Charge

•      An Interim Value adjustment will apply, which may be negative.

•      The Downside Protection Type will not apply. Losses could be significant.

•      You will not know the locked-in Interim Value in advance.

•      Exercise is irrevocable.

•      We will not provide advice, notification, or warning regarding exercise.

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•      Locked-in amount is transferred to the Performance Lock Account, where it remains until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised.

•      Amounts in the Performance Lock Account do not participate in Index performance. No Index Credit will be applied after exercise.

Early Re-Entry (Performance Lock+)	Allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period.	Standard	No Charge

•      Re-exposes investment to Index losses, negative Interim Value adjustments, and proportional reductions to Index Base.

•      Original Buffer Rate will apply.

•      Cap Rate or Edge and Edge+ Rate will be reset and will be lower than original rate(s) for the Crediting Period.

•      Exercise is irrevocable.

•      We will not provide advice, notification, or warning regarding exercise.

•      Not available for Index Account Options with one-year Crediting Periods, or if there will be less than 12 months remaining in a Crediting Period upon re-entry.

Policy Value Death Benefit	Upon the death of the Annuitant or Owner, pays a death benefit equal to Policy Value.	Standard	No Charge	• Terminates upon Annuitization. • Benefit may be significantly reduced by withdrawals. • Benefit may be subject to an Interim Value adjustment, which may be negative.
Guaranteed Minimum Death Benefit Rider	Provides for a guaranteed minimum death benefit equal to total premium payments, reduced for withdrawals, payable upon death of the Annuitant. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy Value.	Standard	No Charge

•      Available only at Policy purchase and, under limited circumstances, may be re-elected after death.

•      Automatically included with Policy if Policy application is signed on or after August 18, 2025, and the Annuitant as of the application date is younger than age 81. Not available under any other Policies.

•      Terminates upon Annuitization.

•      All withdrawals under the Policy will reduce the benefit. Withdrawals may result in reductions to the benefit that are greater than the amount withdrawn.

•      Benefit may be subject to an Interim Value adjustment, which may be negative.

Surrender Charge-Free Amount	An amount that may be withdrawn each Policy Year without incurring	Standard	No Charge	• Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases. • Unused surrender charge-free amounts not

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	surrender charges.			available in future Policy Years.
RMD Surrender Charge Waiver	Waives surrender charges on withdrawals taken to satisfy required minimum distributions.	Standard	No Charge	• RMD amount based solely on the Policy. • Withdrawals may be subject to negative Interim Value adjustments, taxes, and proportionate reductions to the death benefit and Index Bases.
Nursing Care and Terminal Condition Waiver	Waives surrender charges if you or your spouse are confined to a nursing home or have terminal illness.	Standard	No Charge

•      Withdrawals under waiver are subject to a $1,000 minimum.

•      Qualifying conditions related to nursing home stay and terminal illness apply.

•      Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases.

Systematic Payout Option	Allows you to take regular automatic withdrawals from the Policy.	Standard	No Charge

•      Available only during the accumulation phase.

•      Withdrawals may be taken monthly, quarterly, semi-annually, or annually.

•      Withdrawals subject to a $50 minimum.

•      Withdrawals may be subject to surrender charges, negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases

DEATH BENEFIT

The Policy includes a death benefit that will become payable to the named beneficiary or beneficiaries under certain circumstances as described in this section. The death benefit may become payable only during the accumulation phase of the Policy.

GENERAL

The Policy has either (i) a guaranteed minimum death benefit under the GMDB rider or (ii) a Policy Value death benefit. If your Policy does not include the GMDB rider, the Policy Value death benefit will apply to your Policy. Once your Policy is issued, your death benefit cannot be changed. Neither death benefit has an additional charge.

For Policies with both (i) an application signed on or after August 18, 2025, and (ii) an Annuitant who is younger than age 81 as of the application date, the GMDB rider will be automatically added to the Policy. The GMDB rider is not available under any other Policies.

The following summarizes the death benefit that may be payable under the Policy:
•	Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider provides for a guaranteed minimum death benefit. The guaranteed minimum death benefit under the GMDB rider is payable only upon the death of the Annuitant during the accumulation phase. This means:
o	If the Annuitant and the Owner under the Policy are the same person, then upon the death of such person during the accumulation phase, the death benefit will be the greater of the guaranteed minimum death benefit and the Policy Value.
o	If the Annuitant and Owner under the Policy are not the same person:
•	Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the greater of the guaranteed minimum death benefit and the Policy Value.

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•	If the Owner pre-deceases the Annuitant during the accumulation phase, the death benefit will equal the Policy Value. The guaranteed minimum death benefit would not be payable.
•	Policy Value Death Benefit. If the Policy Value death benefit applies to your Policy, upon the death of the Annuitant (or an Owner who is not also the Annuitant) during the accumulation phase, the death benefit will equal the Policy Value.

The following table reflects the death benefit that may be payable under the Policy as described above.

	GMDB Rider Death Benefit – Owner & Annuitant are Same Person	GMDB Rider Death Benefit – Owner & Annuitant are Different People	Policy Value Death Benefit – Owner & Annuitant are Same Person	Policy Value Death Benefit – Owner & Annuitant are Different People
Owner Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Policy Value	Policy Value	Policy Value
Annuitant Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Greater of Policy Value and guaranteed minimum death benefit	Policy Value	Policy Value

In all cases, if the death benefit amount is lower than the minimum we are required to pay under applicable law, we will pay the greater amount required by applicable law.

See below THE DEATH BENEFIT AMOUNT for more information about how the death benefit is calculated.

All death benefit guarantees are subject to our financial strength and claims-paying ability.

No death benefit will be payable on or after the Annuity Commencement Date. Please note that the Annuity Commencement Date is the date that the Policy enters the income phase. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday. In the event of a death on or after the Annuity Commencement Date, the amount payable will depend on the fixed income option selected for the income phase.

We will determine the amount of (if any) and process the death benefit proceeds payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of death, written directions regarding how to process the death benefit, and any other documents, forms, and information that we need (collectively referred to as “due proof of death”). For Policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death benefit. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk of the Policy until they submit due proof of death. The death benefit proceeds remain invested in accordance with the allocations made by the Owner, and otherwise in accordance with the terms of the Policy and as described in this prospectus, until the beneficiary has provided us with due proof of death and all death benefit proceeds have been paid. Due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. See OTHER INFORMATION – Abandoned or Unclaimed Property. We reserve the right to independently verify the status of any life relevant to the Policy, including verifying when or if an Owner or the Annuitant has died.

Payment of death benefit proceeds will generally occur within seven days from the date we receive due proof of death. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

BENEFICIARIES

You may designate a beneficiary or beneficiaries to receive amounts payable upon your death. The beneficiary designation will remain in effect until changed. You may change the designated beneficiary by sending us Written Notice. The beneficiary designation (or beneficiary change) will take effect upon the date you sign it. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary. We will not be liable for any payment made before the Written Notice is received at our Administrative Office.

If there is more than one beneficiary at any level (primary or contingent), and you failed to specify their interest, they will share equally.

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GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER

For Policies with both (i) an application signed on or after August 18, 2025, and (ii) an Annuitant who is younger than age 81 as of the application date, the GMDB rider will be automatically added to the Policy. The GMDB rider is not otherwise available. The rider may vary for certain Policies and may not be available for all Policies at all times. Once you elect a death benefit and your Policy is issued, your death benefit cannot be changed, and you will not be impacted if we decide to stop offering the rider.

The GMDB rider, if in effect, provides for a guaranteed minimum death benefit upon the death of the Annuitant during the accumulation phase. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments and will be reduced by any adjusted withdrawals (as described further below).

Upon the death during the accumulation phase of the Annuitant, if the GMDB rider is in effect, the death benefit will equal either (a) the guaranteed minimum death benefit under the rider or (b) the Policy Value, whichever is greater. Because the GMDB rider includes a guaranteed minimum death benefit that could be greater than Policy Value, the GMDB rider may increase the amount payable compared to the Policy Value death benefit. However, if the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit under the GMDB rider will be the Policy Value, same as the Policy Value death benefit.

When you take any type of withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge- free withdrawal, or any other withdrawal), your guaranteed minimum death benefit will be reduced by an amount called the “adjusted withdrawal.”

The adjusted withdrawal may be more than the dollar amount of your withdrawal request. This will be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. If you have a qualified Policy, minimum required distributions rules may require you to request a withdrawal.

The formula used to calculate the adjusted withdrawal amount is AW = DP x (GW/PV) where:

AW = Adjusted withdrawal

DP = Greater of PV or GMDB

GW = Gross withdrawal

PV = Policy Value prior to the withdrawal

GMDB = Guaranteed minimum death benefit prior to the withdrawal

We have included a detailed explanation of this adjustment with examples in APPENDIX C – REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER.

The GMDB rider will terminate upon the earliest of:
•	The Annuity Commencement Date;
•	Upon the death of the Annuitant;
•	Upon the death of the Owner;
•	Surrender of the Policy; or
•	Other termination of the Policy.

Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant. See BENEFICIARY CONTINUATION – Re-Election of GMDB Rider Upon Continuation.

You cannot choose to terminate the GMDB rider unless you Surrender the Policy.

THE DEATH BENEFIT AMOUNT

Death of Person who is both the Annuitant and an Owner Before the Annuity Commencement Date

The death benefit becomes payable if:
•	You are both the Annuitant and the Owner (or joint Owner) of the Policy; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the greatest of:
1.	The Policy Value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method of settlement.

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or
2.	If the GMDB rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death to the date of payment of death proceeds on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.

If an Owner is not also the Annuitant, in the event of simultaneous deaths of the Owner and the Annuitant, the death proceeds equal the amount described in this subsection.

Death of Person who is an Owner but not the Annuitant

The death benefit becomes payable if:
•	You are the Owner (or joint Owner) of the Policy but not also the Annuitant; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the Policy Value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method settlement.

For purposes of this section, if the Owner is not an individual, then the death of the Annuitant will be treated as the death of the Owner who is also the Annuitant, as described under “Death of Person who is both the Annuitant and an Owner” above.

Death of Annuitant Who is Not an Owner Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the Annuitant is not the Owner, and the Owner is a natural person:
•	The Owner shall become the Annuitant or, in the case of joint Owners where neither is the deceased Annuitant, the younger Owner shall become the Annuitant; and
•	The Policy Value will be adjusted to equal the greatest of:
1.	The Policy Value on the date we receive due proof of death and an election of method of settlement; or
2.	If the GMDB rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.

This is a one-time only Policy Value adjustment applied at the time the Owner becomes the Annuitant.

If the GMDB rider is in effect, the rider will terminate at the time of due proof of death. The GMDB rider may be re-elected by the Owner within 30 days of our receipt of due proof of death provided that the rider’s age eligibility requirements are satisfied, and we are still offering the rider.

If the GMDB rider is re-elected, the Policy Value used to determine the initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.

At the time of the one-time adjustment described above, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any Policy Value added to the Policy as a result of the adjustment will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.

After the adjustment, the Policy’s death benefit may then become payable at a later date prior to the Annuity Commencement Date as set forth under Death of Owner Before the Annuity Commencement Date above.

Interim Value

If the Policy is invested in an Index Account Option, and the Policy Value death benefit becomes payable before the end of the Crediting Period, the amount payable from that Index Account Option will be calculated based on the Interim Value of that Index

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Account Option. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for the death benefit.

Distribution Rules

When a death benefit becomes payable upon the death of an Owner, the death benefit will be paid in accordance with the following rules:
•	If an individual Owner is alive at the time of the decedent’s death, payment will be made to that surviving Owner; otherwise
•	If a primary beneficiary is alive at the time of the decedent’s death, payment will be made to the primary beneficiary; otherwise
•	If a primary beneficiary dies before the decedent and there are additional living primary beneficiaries, the deceased primary beneficiary’s interest will be shared proportionately with all living primary beneficiaries; otherwise
•	If all primary beneficiaries die before the decedent’s death, payment will be made to the living contingent beneficiary(ies), if any; otherwise
•	If a contingent beneficiary dies before the decedent and there are additional living contingent beneficiaries, the deceased contingent beneficiary’s interest will be shared proportionately with all living contingent beneficiaries; otherwise
•	In the event no primary or contingent beneficiaries have been named and/or all have died before the decedent, payment will be made to the decedent’s estate.

If a primary or contingent beneficiary dies after the decedent’s death, but prior to death proceeds being payable to the beneficiary, payment will be made to the beneficiary’s estate.

Please note, in accordance with the rules above, if there is a surviving Owner when a death benefit becomes payable, the surviving Owner will receive the death benefit (i.e., the surviving Owner takes the place of any beneficiary designation).

The person receiving the death benefit may choose to receive the death benefit as a lump sum, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law. The beneficiary may be able to continue the Policy in his or her own name if the beneficiary is the Owner’s surviving spouse, as described below. Distribution requirements may apply upon the death of any Owner. See TAX INFORMATION for a more detailed discussion of the distribution requirements that apply under the Policy in accordance with the Internal Revenue Code.

DEATH AFTER THE ANNUITY COMMENCEMENT DATE

The amount payable, if any, on or after the Annuity Commencement Date depends on the fixed income option selected. However, in all cases if an Owner dies on or after the Annuity Commencement Date, any remaining interest in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death. In addition, please carefully note the following:

IF:

•	You are not the Annuitant; and
•	You die on or after the Annuity Commencement Date; and
•	The entire guaranteed amount in the Policy has not been paid;

THEN:

•	The remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	You are the Owner and Annuitant; and

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•	You die after the Annuity Commencement Date; and
•	The fixed income option you selected did not have or no longer has a guaranteed period;

THEN:

•	No additional payments will be made.

BENEFICIARY CONTINUATION

Spousal Continuation

Spousal continuation provisions may be exercised upon the death of the Owner/Annuitant (when the same person) or death of the Owner (when the Owner and Annuitant are not the same person) during the accumulation phase. In such circumstances, the spousal beneficiary may elect to continue the Policy in his or her own name as the new Owner and Annuitant.

The terms and conditions of the Policy that applied prior to the decedent’s death will continue to apply, with certain exceptions described in the Policy.

See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust, and the spouse of the decedent is the sole grantor, trustee, and beneficiary of the trust, and the trust is using the spouse of the decedent’s social security number at the time of claim, she or he shall be treated as the decedent’s spouse. In those circumstances, the decedent spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant’s spouse is the sole primary beneficiary of the Annuitant’s interest in such account, the Annuitant’s spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

If the Policy is continued, all current surrender charges at the time of continuation will be waived. Any premium payments received after the time of continuation will be subject to any applicable surrender charges.

Non-Spouse Beneficiary Continuation

Non-spouse beneficiary continuation provisions may be exercised upon the death of the Annuitant when the Owner and Annuitant are the same person. See TAX INFORMATION for a more detailed discussion of the distribution options and requirements that apply under the Policy in accordance with the Internal Revenue Code.

The terms and conditions of the Policy that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the Policy.

Current surrender charges will be waived. However, any premium payments received after the beneficiary elects their form of distribution (for example a 5-year delay or non-qualified stretch) will be subject to any applicable surrender charges.

Investments in Allocation Accounts Upon Continuation

At the time that the Policy is continued, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus.

If a Crediting Period for an Allocation Account ends while the death claim is pending, Policy Value invested in that Allocation Account will be automatically reinvested in the same Allocation Account based on the applicable rates for the new Crediting Period, provided that the same Allocation Account is available for investment. If the same Allocation Account is not available for investment, the Policy Value will be automatically transferred to the Fixed Holding Account until the death claim can be processed. Once the death claim is processed, we must receive new allocation instructions for that Policy Value within 30 days of continuation or it will be automatically allocated to the Default Option, as described above.

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Re-Election of GMDB Rider Upon Continuation

If a Policy has a GMDB rider when the death benefit becomes payable or a one-time adjustment to the Policy Value as described in this section occurs, the rider will terminate upon our receipt of due proof of death of the decedent.

When the Policy is continued by a surviving spouse upon payment of a death benefit, the surviving spouse may re-elect the GMDB rider under the Policy, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above. A non-spouse beneficiary who continues the Policy upon payment of the death benefit cannot re-elect the GMDB rider.

Upon the death of an Annuitant who is not an Owner, the surviving Owner may re-elect the GMDB rider under the Policy following the one-time adjustment to Policy Value, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.

Re-election is available only if the Annuitant has not reached the age of 81 at the time of the re-election.

ANNUITY PAYMENTS (THE INCOME PHASE)

Upon the Annuity Commencement Date, your annuity switches from the accumulation phase to the income phase. You may use the Policy Value on the Annuity Commencement Date to purchase one or more fixed income options. The annuity payments will be made to the Payee(s).

You can generally change the Annuity Commencement Date by giving us 30 days’ Written Notice. This date cannot be earlier than 13 months after the Policy Date. The latest Annuity Commencement Date generally cannot be later than the Policy Anniversary on or following the Annuitant’s 99th birthday.

Before the Annuity Commencement Date, if the Annuitant is alive, you may choose a fixed income option or change your election. Once proceeds become payable and a fixed income option has been selected, we will issue a supplementary contract to reflect the terms of the selected option. The contract will name the Payee(s) and will describe the payment schedule.

Your Policy may not be “partially” annuitized. For example, you may not apply a portion of your Policy Value to a fixed income option while keeping the remainder of your Policy Value in the accumulation phase.

Risk of Annuitizing Prior to the End of a Crediting Period

The Policy allows annuitization at times that may not correspond to the end of a Crediting Period. If the Policy is annuitized before the end of a Crediting Period for an Index Account Option, the amount from that Index Account Option being annuitized will be calculated based on an Interim Value. An Interim Value could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the income phase.

If your Policy is annuitized when you have multiple ongoing Crediting Periods for Index Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Index Account Options. As such, for as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value.

Fixed Income Options

The Policy provides several fixed income options that are described below. Each fixed income option provides for fixed annuity payments, meaning that the amount of each payment will be set on the Annuity Commencement Date and will not change.

The amount payable under a fixed income option is determined based on the amount applied to a fixed income option and the minimum guaranteed interest rate tables and mortality tables included in your Policy. Payments at the time of their commencement will not be less than those that would be provided by the application of the Policy proceeds to purchase a single premium immediate annuity policy at purchase rates offered by the Company at the time to the same class of Annuitants.

You must decide if you want your annuity payments to be guaranteed for the Annuitant’s lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if you combine a period certain or guaranteed amount with a lifetime guarantee (e.g., Life with 10 Years Period Certain, or Guaranteed Return of Policy Proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

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Payments will be made at 1-, 3-, 6-, or 12-month intervals. We reserve the right to avoid making payments of less than $20.00. Certain income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code. If the proceeds are less than $2,000, we reserve the right to pay them out as a lump sum instead of applying them to a fixed income option. We may require proof of age before making annuity payments.

A charge for premium taxes may be made when annuity payments begin.

The fixed income options currently available are explained below. You may choose any combination of these fixed income options. Certain fixed income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code.

Income for a Specified Period. We will make level annuity payments only for a fixed period that you choose. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. In the event of the death of the person receiving payments prior to the end of the fixed period elected, payments will be continued to that person’s beneficiary. No funds will remain at the end of the period.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. This will be a series of level annuity payments followed by a smaller final annuity payment. In the event of the death of the person receiving payments prior to the time Policy proceeds with interest are exhausted, payments will be continued to that person’s beneficiary.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Life Income. You may choose between:
•	Life Only – Payments will be made only during the Annuitant’s lifetime. The last annuity payment will be the payment immediately before the Annuitant’s death. If you choose this option and the Annuitant dies before the due date of the first annuity payment, no payments will be made.

This option is not available if the Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.
•	Life with 10 Years Period Certain – Payments will be made for the longer of the Annuitant’s lifetime or ten years.
•	Guaranteed Return of Policy Proceeds – Payments will be made for the longer of the Annuitant’s lifetime or until the total dollar amount of payments made to you equals the amount applied to this option.

Joint and Survivor Annuity. You may choose:
•	Life Only – Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of your selection. Annuity payments will be made as long as either person is living. If you choose this option and both joint Annuitants die before the due date of the first annuity payment, no payments will be made.

This option is not available if an Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.
•	Life with 10 Years Period Certain – Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.

Other fixed income options may be arranged by agreement with us. Some fixed income options may not be available for all Policies or all ages, or we may limit certain fixed income options to ensure they comply with the applicable tax law provisions.

NOTE CAREFULLY IF:

•	You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

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•	The Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity;

THEN:

•	We may make only one (two, three, etc.) annuity payments.

IF:

•	You choose Income for a Specified Period, Life Income – Life with 10 Years Certain, Life Income – Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	The person receiving annuity payments dies prior to the end of the guaranteed period;

THEN:

•	The remaining guaranteed annuity payments will be continued to a new Payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Payee’s address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.

You must annuitize your Policy no later than the latest Annuity Commencement Date. If you do not elect a fixed income option by the latest Annuity Commencement Date, the default fixed income option will be Life with 10 Years Certain unless we agree to another method of payment.

Please note, all benefits (including the death benefit) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the applicable fixed income option.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not exhaustive, does not purport to cover all situations, and is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflect our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service (“IRS”). The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult your own financial professional about your own circumstances. The Company makes no guarantee regarding any tax treatment — federal, state, or local — of any Policy or of any transaction involving a Policy.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of Policy- qualified or nonqualified.

If you purchase the Policy as an individual retirement annuity under section 408(b) of the Code (or as a part of an traditional individual retirement account or Roth individual retirement account under sections 408(a) and 408A of the Code) (“IRA”) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit-sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a deferred annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions you can make annually to a qualified Policy and your ability to assign the Policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a Policy’s provisions, the plan’s provisions will control.

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If you purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.

You will generally not be taxed on increases in the value of your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.

The IRS has not reviewed the Policy for qualification as a qualified annuity or IRA or otherwise and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with qualified annuity or IRA qualification requirements.

Tax Status of a Nonqualified Policy

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner’s death. If any Owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such Owner’s date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distributions must begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the policy, then the policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Recharacterization. In some circumstances, the IRS and courts have recharacterized variable annuity policies by treating the policyholder, for federal income tax purposes, as owning the separate account assets on which the policy is based. The IRS guidance in this area has focused on whether the policyholder has excessive control over the separate account assets. Such control may exist if the policyholder can allocate amounts under the policy to purchase specific assets within the separate account that also are available outside of the policy. In addition, the IRS and courts considered whether the variable annuity holder’s position is substantially identical to what it would have been if the holder had purchased the separate account assets directly, rather than having purchased a variable annuity policy. Similar federal income tax principles also can operate to recharacterize an arrangement for income tax purposes in certain circumstances, such as if the substance of the arrangement differs from its form. If the authorities on policyholder control or similar tax principles apply, the tax-deferred status of the policy may be adversely affected. For example, the owner of the policy could be taxed annually on the income and gains attributable to the assets that determine the policy values and benefits.

We do not believe that these authorities or tax principles should apply to this Policy. Although we hold certain amounts attributable to the Policy in our Separate Account, you do not share in the investment performance of any assets in the Separate Account. Rather, our obligations under the Policy are independent of the investment performance of the Separate Account. In addition, allocations under the Policy to the Index Account Options are distinguishable from a direct investment in the assets comprising the corresponding indexes. However, there is no IRS guidance or other authority directly addressing whether or how the rules summarized above may apply to the Policy. We reserve the right to amend this Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain the Policy’s tax status or to conform the Policy to any applicable changes in the tax qualification requirements. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.

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Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule for certain types of trusts and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional.

Annuity Commencement Date. If the Policy’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, e.g., past age 95, it is possible that the Policy would not be treated as an annuity for federal income tax purposes. In that event, any increases in the Policy Value could be currently includable in the Owner’s income.

The remainder of the discussion in this TAX INFORMATION section assumes that the Policy qualifies as an annuity policy for federal income tax purposes.

Taxation of a Nonqualified Policy in General

Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Different Individual Owner and Annuitant

If the Owner and Annuitant on the Policy are different, there may be negative tax consequences and uncertainty regarding how federal income tax rules apply to the Policy. You should consult your legal counsel or financial professional if you are considering designating a different individual as the Annuitant on your Policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in your Policy and the dates will be the same. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your Policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the Annuity Payment Option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments are includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income.

If you select more than one Annuity Payment Option, special rules govern the allocation of the Policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option and the tax treatment of other distributions from the Policy thereafter. You should consult a competent financial professional as to the potential tax effects of allocating less than the full Policy Value to any particular Annuity Payment Option.

If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may be allowable as a tax deduction. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.

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Taxation of Surrenders and Withdrawals—Nonqualified Policies

When you surrender your Policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary income tax rates rather than capital gains tax rates.

The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts:

(1)  paid on or after the taxpayer reaches age 59 1⁄2; (2) paid on or after the Owner (or where the Owner is a non-natural person, the primary Annuitant) dies; (3) attributable to the taxpayer becoming disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity (as defined in the Code); or (6) allocable to “investment in the policy” made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that an individual is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, there is some uncertainty regarding whether and how certain of the exceptions apply in the case of a Policy issued to a non-natural person, such as a trust. You may wish to consult a financial professional for more information regarding the imposition of the penalty tax.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution (other than annuity payments) occurs. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, a surrender, or an annuity payment that is taxable and the amount that might be subject to the 10% penalty tax described above. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with your financial professional regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified Policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If you exchange part of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be increased by a pro rata portion of the “investment in the policy” that you exchanged. In either case, your Policy Value immediately after the exchange may exceed your “investment in the policy.” That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).

If you exchange part of an existing contract for the Policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in your income and subject to a 10% penalty tax.

You should consult your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if you may take a withdrawal from either contract within 180 days after the exchange.

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Medicare Tax

Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare tax thresholds have been met. As such, distributions from your qualified Policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes.

However, individuals in such other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as withdrawals; or (3) if distributed under an Annuity Payment Option, these amounts are taxed as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. There may be limitations on Your ability to transfer, assign or exchange a qualified Policy. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount applicable to individuals is $13.99 million for 2025 and $15 million for 2026. . The maximum rate applicable to an estate that exceeds this limit is 40%.

The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner or to a person that is more than 371⁄2 years younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

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Qualified Policies

The Policy is designed for use with several types of tax-qualified individual and employee-sponsored retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 591/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but rather are subject to the required minimum distribution provisions in Section 401(a)(9) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities (IRAs). In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of nontaxable transfer or a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 are subject to a 10% penalty tax (unless certain exceptions apply).

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.

Distributions from SIMPLE IRAs generally are subject to the same rules that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

Effective for tax years beginning after December 31, 2022, under the SECURE 2.0 Act of 2022, SEP IRAs and SIMPLE IRAs may now also be designated as Roth IRAs, as discussed below. Should an employee elect for their SIMPLE or SEP IRA contributions to be made to a Roth IRA, distributions from such, will be treated the same as distributions from any Roth IRA.

The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59 1⁄2, to pay for qualified

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first-time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this Policy for qualification as a Roth IRA or otherwise and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b)-plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) Policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax-exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners—Qualified Policies

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

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Taxation of Surrenders and Withdrawals—Qualified Policies

In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date you reach age 591/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ in some respects from those provided to nonqualified policies. You should consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the Policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date (ii) retires, and must be made in a specified form or manner. if a participant in a qualified plan is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date. The actuarial present value of death benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.

When you pass away, if you have not named an individual beneficiary (for example, you named your estate as beneficiary or didn’t name a beneficiary at all) then generally the entire remaining balance of your qualified plan must be distributed by the end of the 5th year following your death (and if required distributions began prior to your death then the remaining balance also must be distributed at least as rapidly as it was during your life). If you named an individual designated beneficiary or beneficiaries, then they must withdraw the entire account by the 10th calendar year following the year of your death. If you named an “eligible designated beneficiary” or beneficiaries, they may take their distributions over the beneficiary’s life or a period not extending beyond their life expectancy. An eligible designated beneficiary includes your surviving spouse, your minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than you. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. Your minor child must still take remaining distributions within 10 years once they reach the age of majority. Additionally, your surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that you would have attained age 73, or the surviving spouse’s required beginning date. Additionally, if your surviving spouse is the sole beneficiary, he/she may be able to continue the Policy as his or her own following your death, if applicable tax rules permit.

The minimum distribution rules are complex and uncertain in certain respects. Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.

The Code generally requires that interest in a qualified Policy be non-forfeitable.

You should consult your legal counsel or financial professional if you are considering a Policy for use with any qualified retirement plan or arrangement.

Withholding

The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

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distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i)  the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

In some cases, we may be required to withhold federal income taxes from amounts that are transferred from your Policy to a state’s unclaimed property fund. The amount transferred also may be subject to federal income tax reporting.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Possible Tax Law Changes

Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.

We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.

DISTRIBUTION

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (TCL), for the distribution and sale of the Policies. We are affiliated with TCL through common control, as we and TCL are both subsidiaries of Aegon USA.

TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.

We pay commissions to TCL, which are passed through to selling firms. (See below). We also pay TCL an “override” that is a percentage of total commissions paid on sales of our Policies which is not passed through to the selling firms and we may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the Policies. TCL may market the Policies through bank-affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCL as principal underwriter for the Policies. We pay commissions through TCL to the selling firms for their sales of the Policies.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement and the share purchased, but the commission range is from

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0.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers) and from 0% up to 1.5% of policy value.

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCL may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative or refer to the firm’s Regulation BI disclosures for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCL and we or our affiliates may pay all or a portion of the cost of TCL’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCL with a percentage of total commissions paid on sales of our Policies and provide TCL with capital payments that are not contingent on sales.

TCL’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness, or loan guarantees.

Additional Compensation That We, TCL and/or Our Affiliates Pay to Selected Selling Firms.  TCL, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, product training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCL and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

During 2025, in general, payments calculated as a percentage of sales ranged from 8 basis point (0.08%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 16 basis points (0.16%), and flat annual fees ranged from $3,000.00 to $655,299.95 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

No specific charge is assessed directly to owners of the Policy to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on Transamerica Capital, LLC’s ability to perform under its principal underwriting agreement or on our ability to meet our obligations under the Policy.

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FINANCIAL STATEMENTS

Our financial statements are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Policy. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

OTHER INFORMATION

Sending Forms and Transaction Requests in Good Order

Telephone requests may be made by contacting the Transamerica Customer Care Group at (800) 525-6205. Written requests may be made by mailing to Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C St. SW, Cedar Rapids, IA 52499.

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the accounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; social security number or taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us, and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative(’s), can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. If the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all Owners’ privileges.

Timing of Payments

Payment of any amount due from the Policy for a Surrender, withdrawal, or death proceeds will generally occur within seven days from the date we receive in good order all required information. We may defer payments or transfers from the Policy if:

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•	The New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	An emergency exists as defined by the Securities and Exchange Commission (SEC) or the SEC requires that trading be restricted; or
•	The SEC permits a delay for the protection of Owners.

When permitted by law, we may defer payment of any withdrawals or Surrender proceeds from the Policy for up to 6 months from the date we receive your request. If the Owner or Annuitant dies after the request is received, but before the request is processed, the request will be processed before the death proceeds are determined. Interest may be paid on any amount deferred for 10 days or more, based on the Index Account Option(s) selected. For amounts allocated to the Fixed Account and Fixed Holding Account and the Performance Lock Account, the interest rate will be the current interest rate applicable to proceeds left under an interest settlement option. If we delay payment of any transactions as noted above, we will disclose to you the specified date on which the above transactions will be effective and the reason for the delay.

We may defer payment of any amount until your premium payment check has cleared your bank.

Adjustments for Index Splits

Adjustments may be made to Index Values so that any Index performance calculations are not affected by an Index stock or other split (a multiplying or dividing of an Index’s share count that affects the Index’s price).

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Policy to government agencies or departments.

Contract Terms

The entire contract between you and the Company consists of the Policy and any applications, endorsements, or riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted. No change to the contract is valid unless made in writing by us and approved by one of our authorized officers.

No registered representative has authority to change or waive any provision of the policy.

Regulatory Modifications to Policy

We reserve the right to amend the Policy, including any riders or endorsements, as necessary to comply with specific direction provided by our state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements. The Policy is intended to qualify as an annuity contract for federal income tax purposes. The provisions of the Policy are to be interpreted to maintain such qualification, notwithstanding any other provisions to the contrary. To maintain such tax qualification, we reserve the right to amend the Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain such tax qualification or to conform the Policy to any applicable changes in the tax qualification requirements. Any such amendment will be filed with and approved by the appropriate regulatory authorities prior to use. We will send you a copy in the event of any such amendment. If you refuse such an amendment, you must provide Written Notice to us, and your refusal may result in adverse tax consequences.

Certain Offers

We may pay you more than your then current Policy Value for your voluntary participation in certain promotional offerings. We will notify you of the terms of any such programs.

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Age or Sex Corrections and Evidence of Birth/Survival

We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Policy are made, including annuity payments. If the age and/or sex of the Annuitant or Owner is incorrectly stated, we will base any such payment on the Annuitant’s or Owner’s correct age and/or sex, if applicable.

If required by law to ignore differences in the sex of the Annuitant, annuity payments will be determined using the unisex factors. Any underpayment made by us will be paid with the next payment. Any overpayment by us will be deducted from future payments. Any underpayment or overpayment will include annual interest at a rate of 1% per year, from the date of the underpayment or overpayment to the date of the adjustment.

We have the right to reasonably require satisfactory evidence of date of birth, or that a person is alive if a payment is based on that person being alive.

Rights of Ownership

You, as Owner of the Policy, exercise all rights under the Policy. For example, subject to limitations, you can assign this Policy with our consent, Surrender the Policy to us, amend or modify the Policy with our consent, receive annuity payments or name a Payee to receive the payments, and exercise every other right and benefit contained in the Policy. The use of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of the spouse in a community or marital property state. Unless we have been notified of a community or marital property interest in this Policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry. We reserve the right to refuse our consent on a non-discriminatory basis with respect to any action under the Policy that requires our consent.

Change of Ownership

You can change the Owner of this Policy from yourself to a new Owner with our consent. We reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send Written Notice, to our Administrative Office, which contains all necessary information to make the change. Any Owner change made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our consent. No change will apply to any payment we made before the Written Notice was received. We may require that the change be endorsed in the Policy. Changing the Owner does not change the beneficiary or the Annuitant. A change of ownership may result in adverse tax consequences.

Change of Annuitant

Once this Policy is issued, generally, the Annuitant cannot be changed. In certain circumstances the Annuitant can be changed, such as when the Policy is transferred pursuant to a divorce or when a Policy is continued by a surviving spouse.

Assignment

This Policy may be assigned with our consent. To extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send written requests, to our Administrative Office, which contains all necessary information to make the change. Any assignment made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our prior approval. We assume no responsibility for the validity of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. Assignment of this Policy may result in adverse tax consequences.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement, or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for Owners, the Annuitant, beneficiaries, Payees, and other relevant parties. Such updates should be communicated in a form and manner satisfactory to us.

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Reports to Owners

We will give you a report at least once each Policy Year. This report will show any information required by law or regulation and will be mailed to your last known address as shown in our records or otherwise provided to you according to your preferences. The information provided will be as of a date not more than four months prior to the date of the mailing. We will provide copies of the report available to you upon written or telephone request at no additional cost.

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APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

INDEX ACCOUNT OPTIONS

The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with Written Notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.transamerica.com/rila-rate-center.

Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, we will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

See INDEX ACCOUNT OPTIONS for a description of the Index Account Options’ features. See EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENTS for more information about Interim Value Adjustments.

The availability of Index Account Options may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX D – FINANCIAL INTERMEDIARY VARIATIONS.
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Early Re-Entry (Performance Lock+): Minimum Limit on Index Gain for Remaining Crediting Period[2]
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 5.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Rate: No lower than 4.50%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 5.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Rate: No lower than 9.00%	Cap Cap Rate: No lower than 4.50%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 30.00%	Cap Cap Rate: No lower than 5.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Rate: No lower than 24.00%	Cap Cap Rate: No lower than 4.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 5.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 10.00%	Edge and Edge+ Rates: No lower than 5.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 30.00%	Edge and Edge+ Rates: No lower than 5.00%
[1]	This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
[2]	Reset Cap Rates and Edge and Edge+ Rates are subject to the guaranteed minimums set forth in the following table:
Buffer	Guaranteed Minimum Reset Cap Rate or Edge Rate and Edge+ Rate
	Months Remaining in Crediting Period upon Re-Entry
	71-60	59-48	47-36	35-24	23-12
10%	25.00%	20.00%	15.00%	10.00%	5.00%
15%	22.50%	18.00%	13.50%	9.00%	4.50%
20%	20.00%	16.00%	12.00%	8.00%	4.00%

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00% for new Crediting

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Periods) (subject to our right of Index substitution).

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

In the future, if we offer a new Index Account Option and:

•       the Growth Opportunity Type is Cap, the guaranteed minimum Cap Rate will be no lower than 3.00%.

•       the Growth Opportunity Type is Edge and Edge+, the guaranteed minimum Edge Rate and Edge+ Rate will be no lower than 3.00%.

In each case, for the remaining Crediting Period upon exercise of Early Re-Entry (a feature associated with Performance Lock+), if available, the reset Cap Rate or Edge Rate and Edge+ Rate will be subject to the guaranteed minimums set forth in the table above.

We reserve the right to offer new Index Account Options with different Downside Protection Types or Growth Opportunity Types in the future.

FIXED ACCOUNT OPTION

The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. See FIXED ACCOUNT OPTION in the prospectus for a description of the Fixed Account Option’s features. If amounts are withdrawn from the Fixed Account Option before the end of the Surrender Charge period in excess of the surrender charge-free amount we will apply a Surrender Charge, this will result in a reduction in your Policy value which may be significant.
Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	1.00%[1]

1The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater.

The availability of the Fixed Account Option may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX D – FINANCIAL INTERMEDIARY VARIATIONS.

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APPENDIX B

ADDITIONAL INDEX INFORMATION

S&P 500® INDEX

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Transamerica Financial Life Insurance Company (TFLIC). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx®, and CDX® are trademarks of S&P Global Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by TFLIC. It is not possible to invest directly in an index. Transamerica Structured Index Advantage® Annuity NY are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Transamerica Structured Index Advantage® Annuity NY or any member of the public regarding the advisability of investing in securities generally or in Transamerica Structured Index Advantage® Annuity NY particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to TFLIC with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to TFLIC or the Transamerica Structured Index Advantage® Annuity NY. S&P Dow Jones Indices have no obligation to take the needs of TFLIC or the owners of Transamerica Structured Index Advantage® Annuity NY into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Transamerica Structured Index Advantage® Annuity NY. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. §77k(a), or tax advisor. Inclusion of a security, commodity, crypto currency, or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency, or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY TFLIC, OWNERS OF THE TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY NY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED, AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS, OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND TFLIC OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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APPENDIX C

REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER

Adjusted Withdrawals. If the GMDB rider is part of your Policy, and you take a withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and Policy Value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal.

The formula is AW = DP x (GW/PV) where:

AW is the adjusted withdrawal

DP is the death proceeds prior to the withdrawal = greater of PV or GMDB

GW is the gross withdrawal

PV is the Policy Value prior to the withdrawal

GMDB is the guaranteed minimum death benefit prior to the withdrawal

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and Policy Value.

Example 1: Death Proceeds Greater than Policy Value

Assumptions:

GMDB = $75,000

PV = $50,000

DP = $75,000

GW = $15,494

AW = $75,000 x ($15,494 /$50,000) = $23,241

Reduction in guaranteed minimum death benefit	= $23,241
Summary:
Reduction in Policy Value	= $15,494
New guaranteed minimum death benefit amount	= $51,759
New Policy Value (after withdrawal)	= $34,506

The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.

Example 2: Death Proceeds Equal to Policy Value

Assumptions:

GMDB = $50,000

PV = $75,000

DP = $75,000

GW = $15,494

AW = $75,000 x ($15,494 /$75,000) = $15,494

Reduction in guaranteed minimum death benefit	= $15,494
Summary:
Reduction in Policy Value	= $15,494
New guaranteed minimum death benefit amount	= $34,506
New Policy Value (after withdrawal)	= $59,506

The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.

These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

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APPENDIX D

FINANCIAL INTERMEDIARY VARIATIONS

Transamerica Structured Index Advantage® Annuity NY (the “Policy)

This appendix describes variations in the availability of Investment Options, Policy benefits, and other Policy features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Policy is sold.

Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.

Kestra Investment Management, LLC
Does not allow corporate ownership.

LPL Financial LLC
Does not allow custodial ownership.

Morgan Stanley Wealth Management
Does not allow new Owners over age 75.

Wells Fargo
Requires owners to select Asset Rebalance.

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WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 1, 2026, contains more information about the Company and the Policy. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, transamerica.com/individual/annuities/registered-index-linked-annuities. For a free paper copy of the SAI, to request other information about the Policy, and to make investor inquiries call us at (800) 525-6205 or write us at:

Transamerica Financial Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499

Reports and other information about the Insurance Company are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No. C000262002

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA STRUCTURED INDEX ADVANTAGE®ANNUITY NY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Structured Index Advantage® Annuity NY (the “policy”) offered by Transamerica Financial Life Insurance Company (“us,” “we,” “our,” or “Company”). You may obtain a copy of the current prospectus, dated May 1, 2026, by calling (800) 525-6205, or writing us at the addresses listed above. The prospectus sets forth information that an investor should know about the policy. Special terms used in this Statement of Additional Information but not defined herein have the same meaning as in the prospectus.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy.

Dated: May 1, 2026

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INFORMATION ABOUT US

Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the policy.

We are engaged in the sale of life and health insurance and annuity policies. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 The Company is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

Cybersecurity (continued from “Principal Risks” section of the Prospectus)

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is Doing

Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

Information Security and Privacy Regulation

Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, guidance, and regulations that impact several Transamerica businesses. New York Department of Financial Services Rule 500 (NYDFS Rule 500). amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regard to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.

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Additional Information About Operational Risks

A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

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Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

THE POLICY — GENERAL PROVISIONS

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest.

Due Proof of Death

Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death.

Non-Participating

The policy will not share in our surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to the annual service charge and the surrender charges, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.

Default Option

Under certain circumstances as described in the prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option) but will not change the Default Option without first amending this prospectus.

Annuity Payment Options

During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under Life Income with fixed payments for 10 years certain using the existing Policy Value or the Fixed Account and Fixed Holding Account portions of the Minimum Required Cash Value plus the Index Account(s) portion of the Policy Value, if greater, to purchase one or more fixed income options. The default options may be restricted with respect to Qualified Policies.

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The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.

A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant’s actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in Your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Fixed Payment Options. The dollar amount of the fixed annuity payments will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. Annuity payments for the guaranteed fixed income options of Income for a Specified Period and Income of a Specified Amount are based on the minimum guaranteed interest rate of 0.50%. Annuity payments for the guaranteed fixed income options of Life Income and Joint and Survivor are based on the minimum guaranteed interest rate of 0.50% and the “Annuity 2000” mortality table projected to the Annuity Commencement Date of 2020 and generational thereafter for improvement using 100% of projection scale G through age 97. After age 97, the projection scale is set equal to the age 97 value (1.25% for females, 1.00% for males) through age 115, changing to zero for ages 116-119. The “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. For certain Qualified Policies the use of unisex mortality tables may be required.

ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS

Interim Value Index Credit Rate

We calculate the Interim Value Index Credit Rate by using the formula below, which looks to changes in the values of certain financial instruments, including derivative instruments referencing the Index (Option Value) and fixed income instruments (Bond Reference Portfolio Yield). The values of these instruments can be affected by factors such as Index performance, volatility, and interest rates. This formula is designed to produce an estimated fair value for your investment in the Index Account Option on any applicable Business Day.

The Interim Value of the Index Account Option on any Business Day except for the first and last day of the Crediting Period is equal to [(A * (1 + B))], where:

A = the Index Base; and

B = (1) + ((2)*(3)), where:

(1)	is the option rate on any Business Day prior to the end of the Crediting Period. It is determined as [C—D * E], where:

C = the Option Value on any Business Day prior to the end of the Crediting Period;

D = the Option Value on the first day of the Crediting Period; and

E = the calendar days remaining in the Crediting Period divided by the days in the Crediting Period.

(2)	is the bond rate on any Business Day prior to the end of the Crediting Period. It is determined as [(1 + F)–H—(1 + G)–H], where:
F = the Bond Reference Portfolio Yield on any Business Day prior to the end of the Crediting Period;

G = the Bond Reference Portfolio Yield on the first day of the Crediting Period; and H = the calendar days remaining in the Crediting Period divided by 365.25.

(3)	is 1 minus the calendar days remaining in the surrender charge period divided by the days in the surrender charge period.

The assets backing the Index Account Option will be invested in a combination of fixed income assets and derivatives in order to provide for the amounts credited. The Interim Value calculation accounts for changes in both of these pieces, with (1) above accounting for changes in the underlying derivatives, and (2) accounting for changes in the underlying fixed income assets. Both (1) and (2) can be either positive or negative depending on the situation. The impact of (3) is to reduce the influence the bond rate has on the interim value during the surrender charge period. This helps to better align interim values with the way we invest. Note that (1) can

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be negative even if there is positive Index performance because of changes in market variables, such as volatility. The Interim Value is designed to approximate the change in market value of the liability at a given point in time and does not relate directly to the underlying assets and derivative instruments used to manage the risks. Although there may be changes from time to time in the underlying investment strategy, these are not expected to change the calculation.

Calculating Option Value

The Option Values in (1) will be the fair value of hypothetical derivatives that match the policyholder payoff. The derivatives used in the fair value calculation will depend on the upside and downside payoff types the policyholder chooses. The Option Values are dependent on the inputted market volatilities, interest rates, and dividends, which will all be provided by a third-party data provider.

The market standard Black Scholes model will be used to find the fair value of the derivatives. The upside type can be treated as a combination of call options. The downside types can be treated as combinations of put options. The total Option Value is the sum of the upside type derivatives and the downside type derivatives. Please see section “Derivatives Descriptions” below for a definition of each of these derivatives.

For an Index Account Option with Cap and Buffer, the Option Value can be decomposed into two call options and one put option. The call options value the potential for Index gains up to the pre-specified Cap, while the put option values the protection the Buffer provides. The fair value is calculated as:

Fair Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put).

For an Index Account Option with Edge and Edge+ and Buffer, the Option Value can be decomposed into two binary call options and one put option. The binary call options value the potential for Index gains based on the Edge Rate and Edge+ Rate, while the put option values the protection the Buffer provides. The fair value is calculated as:

Fair Value = (in-the-money binary call) * Edge Rate + (at-the-money binary call) * (Edge+ Rate – Edge Rate) – (out-of-the-money put)

Derivative Descriptions

At-the-money call: The option to buy a position in the Index on the term end date at a strike price equal to the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the Initial Index Value and 0.

Out-of-the-money call: The option to buy a position in the Index on the term end date at a strike price greater than the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the strike price and 0.

Out-of-the-money put: The option to sell a position in the Index on the term end date at a strike price less than the Initial Index Value. On the term end date, the option’s value is the maximum of the strike price minus the Final Index Value and 0.

At-the-money binary call: An option granting a fixed payoff if the final Index Value is greater than or equal to the initial Index Value. A payoff of 0 is received if the final Index Value is less than the initial Index Value.

In-the-money binary call: An option granting a fixed payoff if the final Index Value is greater than or equal to the strike price where the strike price is less than the Initial Index Value. A payoff of 0 is received if the final Index Value is less than the strike price.

Interest Adjustment

The fixed income index used to calculate (2) will be the Bloomberg Barclays US Corporate Index. (2) will not differ by crediting type but will be the same for each segment with identical tenor and term start date. If the Index Value is not published on the Interim Value calculation date, the close price of the previous Business Day will be used. Should the fixed income index be discontinued, Transamerica reserves the right to choose an appropriate replacement.

Examples

Interim Value Calculations

Several examples of the Interim Value calculation are shown below. These examples assume $100,000 is allocated to an Index Account Option, of which 2% is used by us to buy options. The Crediting Period is assumed to be 6 years as well for the examples, and the initial Bond Reference Portfolio Yield is assumed to be 2%.

•	The first example illustrates the calculation at the start of the period, prior to any economic changes. As expected, the Interim Value is equal to the initial $100,000 allocation.

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•	Example 2 shows what happens when the Option Value increases. One of the primary reasons that this would occur would be the situation where the underlying Index has increased in value, however there could be other reasons, e.g., due to changes in volatility, interest rates, etc. This example also assumes that there is one year remaining. As expected, the increase in Option Value leads to an Interim Value that is higher than the original $100,000 allocation.
•	Example 3 is similar to Example 2 except it shows the situation where the Option Value has decreased, and also there is more time left. As expected, the Interim Value declines in this situation due to the decline in option values.
•	Example 4 illustrates what happens when the Bond Reference Portfolio Yield increases 2%. In this case, the underlying fixed income asset values decrease, but the Interim Value increases due to the grading factor which reduces the influence of the bond rate on the Interim Value.
	Example 1	Example 2	Example 3	Example 4
Initial Allocation	100,000	100,000	100,000	100,000
C = current Option Value	2.00%	4.00%	-5.00%	2.00%
D = Option Value on first day of Crediting Period	2.00%	2.00%	2.00%	2.00%
Length of crediting period (calendar days):	2190	2190	2190	2190
# of days calendar days remaining:	2190	365	730	730
E = ratio	1	0.16667	0.33333	0.33333
Bond Reference Portfolio Yield	2.00%	2.00%	2.00%	4.00%
F = Current day
G = First day of Crediting Period	2.00%	2.00%	2.00%	2.00%
H = Calendar Days remaining/365.25	5.9959	0.9993	1.9986	1.9986
Length of surrender charge period (calendar days):	2190	365	730	730
# of days (calendar days) in surrender charge period:	2190	2190	2190	2190
(1)	—	0.03667	-0.05667	0.01333
(2)	—	—	—	-0.03659
(3)		0.83333	0.66667	0.66667
A = Index Base	100,000	100,000	100,000	100,000
B =	—	0.03667	-0.05667	-0.01106
Interim Value	100,000	103,667	94,333	98,894

Option Value Calculations

The following examples show how the Option Value can change in a Crediting Period. For all these examples, assume investment in an Index Account Option, the Crediting Period is 6 years, the Index is S&P 500® Index with Initial Index Value = 3,000, the Cap Rate is 50%, and the Buffer Rate is 15%. For each example, note that the volatility will vary depending on the option being valued, however the volatility is assumed to be the same within each of these examples for simplicity.

•	Example 5 shows the Option Value at the start of the Term. This is “D” in the Interim Value formula. Please note that there is no Interim Value on the first date of the Crediting Period.
•	Example 6 shows the Option Value 1 year into the Crediting Period, assuming the Index has fallen -10% since inception. Please note that even though the negative return is less than the buffer, the Option Value adjustment to the Interim Value (shown as (1) in “Interim Value Formula”) is negative.
•	Example 7 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 0.33%.
•	Example 8 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 13.33%.
	Example 5	Example 6	Example 7	Example 8
Current Index Level	3,000	2,700	3,010	3,400
Index Return	0.00%	-10.00%	0.33%	13.33%
Volatility	20.00%	35.00%	10.00%	15.00%
Interest Rate	0.50%	0.45%	0.60%	0.55%
Dividend	1.00%	0.50%	1.50%	1.30%
Time Remaining	6	5	4	4

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At-the-money call option (a)	17.10%	26.11%	6.16%	15.65%
Out-of-the-money call option(b)	5.77%	14.55%	0.12%	2.58%
More out-of-the-money put option (c)	11.86%	26.38%	2.74%	2.69%
Option Value(e) = a – b – c	-0.53%	-14.82%	3.31%	10.38%
Option rate	N/A	-14.38%	3.66%	10.73%

Additional Examples of Interim Value Adjustments

The examples below are intended to help you further understand how your gains and losses will be calculated before the end of a Crediting Period compared to the end of the Crediting Period. They are also intended to help you further understand how certain events, such as withdrawals and fees taken from an Index Account Option before the end of its Crediting Period, can negatively impact the value of an investment.

The examples in this SAI are organized as follows:

1.	Under “Growth Opportunity Types in Rising Markets,” the example helps show how an investment in an Index Account Option could be impacted by a rising market.
2.	Under “Buffer in Falling Markets,” the example helps show how an investment in an Index Account Option could be impacted by a falling market.
3.	Under “Index Account Option in Volatile Market,” the examples help show how volatile markets can impact an investment in an Index Account. These examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.

1. GROWTH OPPORTUNITY TYPES IN RISING MARKETS

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a positive Index change. These examples assume that you allocate $100,000 to the Index Account Option Growth Opportunity Types as illustrated below. We also assume there are no withdrawals. All illustrated values are hypothetical.

Cap
Initial Index Value	1000
Interim Value Index Credit
Rate at 6 months	5.00%
Interim Value at 6 months	$100,000.00 * (1 + 5%) = $105,000.00
Final Index Value	1100
Index Change	(1100 / 1000) – 1 = +10%
Applicable Growth
Opportunity Type Rate	8.00% Cap Rate
Growth Opportunity Rate
Applied	Lesser of 10% or 8.00% = +8.00%
Interest Credited	$100,000 * +8.00% = +$8,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 + $8,000.00 = $108,000.00

2. BUFFER IN FALLING MARKETS

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a negative

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Index change. These examples assume that you allocate $100,000 to a Index Account Option with a Buffer Rate of 10% as illustrated below. We also assume there are no withdrawals. All illustrated values are hypothetical.

Buffer
Initial Index Value	1000
Interim Value Index Credit Rate at 6 months	-10.00%
Interim Value at 6 months	$100,000.00 * (1 + -10.00%) = $90,000.00
Final Index Value	800
Index Change	(800 / 1000) – 1 = -20.00%
Applicable Buffer Rate	10.00%
Buffer Rate Applied	Lesser of 0% or (-20.00% + 10%) = -10.00%
Interest Credited	$100,000.00 * -10.00% = -10,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00—$10,000.00= $90,000.00

3. INDEX ACCOUNT OPTION IN VOLATILE MARKET

These examples are intended to show you the impact of net withdrawals to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Index Account Option with a Cap Rate of 10% and a Buffer Rate of 10%. They also assume surrender charges are applied as illustrated below. All illustrated values are hypothetical.

Cap/Buffer Index Account Option Values
Initial Index Value	1000
Initial Index Base	$100,000.00
At 3 months - Interim Value Index Credit Rate	5.00%
At 3 months - Interim Value prior to withdrawal	$100,000.00 * (1 + 5.00%) = $105,000.00
At 3 months - Index Base prior to withdrawal	$100,000.00
At 3 months - Surrender Charge Free Amount prior to withdrawal	10% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months - Index Base after withdrawal	$100,000.00 - ($100,000.00 * ($5,000.00 / $105,000.00)) = $95,238.10
At 3 months - Interim Value after withdrawal	$95,238.10 * (1 + 5.00%) = $100,000.01
At 6 months - Interim Value Index Credit Rate	-1.00%
At 6 months - Interim Value	$95,238.10 * (1 + -1.00%) = $94,285.72
At 8 months - Interim Value Index Credit Rate	-20.00%
At 8 months - Index Base prior to withdrawal	$95,238.10
At 8 months - Interim Value prior to withdrawal	$95,238.10 * (1 = -20.00%) = $76,190.48
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00
At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8.00%) - $8,000.00 = $695.65
At 8 months - Index Base after withdrawal	$95,238.10 - ($95,238.10 * ($13,695.65 / $76,190.48)) = $78,118.54
At 8 months - Interim Value after withdrawal	$78,118.54 * (1 + -20.00%) = $62,494.83
At 9 months - Interim Value Index Credit Rate	10.00%
At 9 months - Interim Value	$78,118.54 * (1 + 10.00%) = $85,930.39
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5.00%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 1.000%; Buffer Rate 10.00%
At 12 months - Buffer Rate Applied	Lesser of 0% or (-5.00% + 10.00%) = 0.00%
At 12 months - Interest Credited	$78,118.54 * 0.00% = $0.00
Index Account Option Value at the end of a 1-year Crediting Period	$78,118.54 + $0.00 = $78,118.54

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4. TRIPLE EDGE ADVANTAGE INDEX ACCOUNT OPTION IN RISING AND FALLING MARKET

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a positive Index change or negative Index change less than the Buffer Rate to illustrate when an Edge+ or Edge rate is applied, and a negative Index change in excess of the Buffer Rate to illustrate when a Buffer is applied. These examples assume that you allocate $100,000 to a Triple Edge Advantage Index Account Option with an Edge+ Rate of 15%, Edge Rate of 10% and a Buffer Rate of 10%. They assume there have been no withdrawals. All illustrated values are hypothetical.

	Edge+	Edge	Buffer
Initial Index Value	1,000	1,000	1,000
Interim Value Index Credit Rate at 6 months	5%	5%	5%
Interim Value at 6 months	$100,000.00 * (1 + 5%) = $105,000.00	$100,000.00 * (1 + 5%) = $105,000.00	$100,000.00 * (1 + 5%) = $105,000.00
Final Index Value	1,100	950	800
Index Change	(1100 / 1000) – 1 = +10%	(950 / 1000) – 1 = -5%	(800/1000) – 1 = -20%
Applicable Growth Opportunity Type Rate	15% Edge+ Rate	10% Edge Rate
Growth Opportunity Rate Applied	+15%	+10%
Applicable Buffer Rate			10%
Buffer Rate Applied			-20% + 10% = -10%
Interest Credited	$100,000 * +15% = +$15,000.00	$100,000 * +10% = +$10,000.00	$100,000.00 * -10% = -$10,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 + $15,000.00 = $115,000.00	$100,000.00 + $10,000.00 = $110,000.00	$100,000.00 - $10,000.00= $90,000.00

SERVICES

We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services. We have not entered into any administrative service agreements in connection with our administration of the policy.

RECORDS AND REPORTS

We will maintain all records and accounts relating to the policy. We will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required by any applicable law or regulation. Owners will also receive confirmation of each financial transaction, and any other reports required by law or regulation.

DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (“TCL”), for the distribution and sale of the policies. We may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the policies, as described below).

TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCL. TCL compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

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We and our affiliates provide paid-in capital to TCL and pay for TCL’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCL an “override” payment based on the pricing of the product which becomes part of TCL’s assets. In addition, we pay commission to TCL for policy sales; these commissions are passed through to the selling firms with TCL not retaining any portion of the commissions. During fiscal year 2024, no amounts were paid to TCL in connection with any Transamerica Structured Index Advantage® NY Annuity policies.

We and/or TCL or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCL may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

EXPERTS

The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company as of December 31, 2025, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The statutory basis financial statements and supplemental information of Transamerica Financial Life Insurance Company for the year ended December 31, 2023 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Aegon LTD, Transamerica’s indirect parent, was subject to European regulations prior to the entity being redomiciled in Bermuda during 2023. These regulations required Aegon LTD to change auditors periodically. Accordingly, Transamerica Corporation has conducted a ‘request for proposal’ process with two major accounting firms for the annual independent audit of Transamerica Corporation and its subsidiaries and registered separate accounts. This has resulted in a change in independent auditor beginning in 2024.

On June 26, 2023, Transamerica Financial Life Insurance Company’s Board of Directors appointed Ernst & Young, LLP as its independent auditor to audit the financial statements of Transamerica Financial Life Insurance Company for the fiscal year ending December 31, 2024. On June 26, 2023, Transamerica Financial Life Insurance Company notified PricewaterhouseCoopers LLP that its services as independent auditor will cease upon completion of the annual audits for itself and certain separate accounts for the fiscal year ending December 31, 2023.

With regard to Transamerica Financial Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of PricewaterhouseCoopers LLP or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to disagreements in its report for the fiscal year ended December 31, 2023. PricewaterhouseCoopers LLP’s report for the fiscal year ended December 31, 2023, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K during fiscal year ended December 31, 2023, and the subsequent interim period. Transamerica Financial Life Insurance Company provided a copy of this disclosure to PricewaterhouseCoopers LLP for its review and requested that PricewaterhouseCoopers LLP provide the Company with a letter addressed to the SEC stating whether PricewaterhouseCoopers LLP agrees with the statements made by the Company in this section. A copy of that letter, dated November 4, 2024, furnished by PricewaterhouseCoopers LLP in response to that request, is filed as Exhibit 16 to the registration statement filed with the SEC.

For the two most recent fiscal years, and any subsequent interim period prior to engaging Ernst & Young, LLP, Transamerica Financial Life Insurance Company did not consult with Ernst & Young, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of

12

Transamerica Financial Life Insurance Company, and Ernst & Young, LLP did not provide either a written report or oral advice to Transamerica Financial Life Insurance Company that was an important factor considered by Transamerica Financial Life Insurance Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

13

FINANCIAL STATEMENTS

All required statutory financial statements are included in this Statement of Additional Information. The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies.

14

FINANCIAL STATEMENTS – STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
Transamerica Financial Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2023 were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the New York Department of Financial Services on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 9, 2026
Philadelphia, PA

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for the year ended December 31, 2023, including the related notes and supplementary insurance information for the year ended December 31, 2023, and reinsurance for the year ended December 31, 2023 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

  Exercise professional judgment and maintain professional skepticism throughout the audit.
  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2024

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Millions)

	December 31
	2025	2024
Admitted assets
Cash, cash equivalents and short-term investments	$210	$243
Bonds	4,729	4,586
Preferred stocks	4	4
Common stocks	3	3
Mortgage loans on real estate	1,539	1,725
Policy loans	172	160
Securities lending reinvested collateral assets	312	301
Derivatives	23	21
Other invested assets	386	273
Total cash and invested assets	7,378	7,316
Accrued investment income	52	52
Premiums deferred and uncollected	6	6
Net deferred income tax asset	21	21
Other assets	32	45
Separate account assets	22,603	20,993
Total admitted assets	$30,092	$28,433
Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$5,899	$5,863
Policy and contract claim reserves	33	32
Liability for deposit-type contracts	31	32
Transfers from separate accounts due or accrued	(56)	(65)
Asset valuation reserve	93	106
Derivatives	64	43
Payable for collateral under securities loaned and other transactions	325	319
Remittances and items not allocated	206	219
Other liabilities	70	60
Separate account liabilities	22,603	20,993
Total liabilities	29,268	27,602
Total capital and surplus	824	831
Total liabilities and capital and surplus	$30,092	$28,433

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Revenues
Premiums and annuity considerations	$4,336	$5,047	$3,517
Net investment income	286	310	330
Fee revenue and other income	250	254	238
Total revenue	4,872	5,611	4,085
Benefits and expenses
Death benefits	76	91	92
Annuity benefits	140	131	180
Accident and health benefits	77	72	69
Surrender benefits	5,285	4,867	3,902
Other benefits	15	14	11
Net increase (decrease) in reserves	36	(284)	(360)
Commissions	97	98	89
Net transfers to (from) separate accounts	(1,195)	209	(365)
General insurance expenses and other	164	175	153
Total benefits and expenses	4,695	5,373	3,771
Gain (loss) from operations before federal income taxes	177	238	314
Federal income tax (benefit) expense	17	15	24
Net gain (loss) from operations	160	223	290
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(22)	(87)	(100)
Net income (loss)	$138	$136	$190

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2023	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31
Balance at December 31, 2023	$2	$684	$12	$212	$910
Net income (loss)	—	—	—	136	136
Change in net unrealized capital gains/losses, net of taxes	—	—	9	(26)	(17)
Change in nonadmitted assets	—	—	—	(4)	(4)
Change in asset valuation reserve	—	—	—	8	8
Return of capital	—	1	—	—	1
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	(1)	2	(4)	(3)
Balance at December 31, 2024	$2	$684	$23	$122	$831

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2024	$2	$684	$23	$122	$831
Net income (loss)	—	—	—	138	138
Change in net unrealized capital gains/losses, net of taxes	—	—	2	(26)	(24)
Change in net deferred income tax asset	—	—	—	9	9
Change in nonadmitted assets	—	—	—	(12)	(12)
Change in asset valuation reserve	—	—	—	13	13
Dividends to stockholders	—	—	—	(130)	(130)
Other changes - net	—	(1)	1	(1)	(1)
Balance at December 31, 2025	$2	$683	$26	$113	$824

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premiums and annuity considerations	$4,337	$5,048	$3,518
Net investment income	293	328	333
Other income	251	253	238
Benefit and loss related payments	(5,595)	(5,180)	(4,262)
Net transfers from separate accounts	1,204	(209)	395
Commissions and operating expenses	(263)	(275)	(240)
Federal income taxes (paid) received	(1)	(36)	(23)
Net cash provided by (used in) operating activities	$226	$(71)	$(41)
Investing activities
Proceeds from investments sold, matured or repaid	$4,537	$717	$680
Costs of investments acquired	(4,656)	(330)	(408)
Net change in policy loans	(12)	(10)	(7)
Net cash provided by (used in) investing activities	$(131)	$377	$265
Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(1)	$(1)	$1
Net deposits (withdrawals) on deposit-type contracts	(2)	2	1
Net change in borrowed money	—	(20)	—
Net change in payable for collateral under securities lending and other transactions	6	(40)	(104)
Other cash (applied) provided	(1)	(1,051)	1,090
Dividends to stockholders	(130)	(200)	(170)
Net cash provided by (used in) financing and miscellaneous activities	$(128)	$(1,310)	$818
Net increase (decrease) in cash, cash equivalents and short-term investments	(33)	(1,004)	1,042
Cash, cash equivalents and short-term investments:
Beginning of year	243	1,247	205
End of year	$210	$243	$1,247

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2025, 2024 and 2023

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable annuities and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and registered index-linked annuity (RILA) separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)	Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)	Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)	Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps may be used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps may be used to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Total return swaps may be used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard and Poor’s 500 (S&P) or other global market financial index) and floating leg (tied to Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Bond forwards may be used to hedge the interest rate risk (rho) that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Futures contracts may be used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. The costs to acquire options are treated as book value and amortized into income over the duration of the deal. If terminated prior to maturity, proceeds equal to the fair

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. The costs to acquire caps are treated as book value and amortized into income over the duration of the deal. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company may use receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is subsequently amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may replicate investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset, sovereign debt, or commercial mortgage backed security. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions whereby the representative issuer defaults. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a U.S. dollar floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a U.S. dollar floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) an interest rate swap that converts a floating rate liability to a fixed rate liability; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a U.S. dollar fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a U.S. dollar fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2025, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company does not currently have exposure to forecasted hedge transactions.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options, swaps, or forward contracts that hedge the equity or interest rate

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

risk on minimum rate guarantee liabilities; (C) credit default swap purchases of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Other Assets and Other Liabilities

Other assets consist primarily of disallowed IMR, reinsurance receivable, accounts receivable, and current federal income tax recoverable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of payable to parent, subsidiaries and affiliates, amounts withheld or retained, other policyholders’ funds, general expenses due or accrued, and unearned investment income.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Assets held in trust for purchases of group annuities segregated by the Company for the benefit of contract holders and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities of the non-guaranteed separate accounts are carried at fair value. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2025, the NAIC implemented substantive revisions to SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities, incorporating concepts from the principles-based bond definition (PBBD) project regarding the criteria for reporting long-term bonds. In accordance with the NAIC’s transition guidance specific to the project, this update does not constitute a change in accounting principle. The updated guidance has led to modifications in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

how tables within footnotes 4 and 5 are presented, which may differ from the presentation used in previous reporting periods.

Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions.

No securities were reclassified from Schedule D upon the implementation of this guidance. There was no impact to the Company’s net income or capital and surplus.

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Estimates

During 2025, the Company implemented a change in estimate for TFLIC’s AG38 8C asset adequacy testing following updated regulatory guidance and actuarial review. These changes included extending projection periods, expanding the cohorts included in testing, and increasing retained spreads on certain closed indexed universal life (IUL) blocks. This resulted in an increase to TFLIC’s AG38 8C reserves of $41, resulting in a corresponding unfavorable pre-tax impact to statutory earnings.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2025 and 2024, respectively:

	December 31, 2025
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$153	$153	$153	$—	$—
Bonds
Asset-backed securities	897	933	38	857	2
Issuer credit obligations	3,325	3,796	268	3,057	—
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,391	1,539	—	—	1,391
Other invested assets	20	21	—	20	—
Derivative assets:
Options	17	17	—	17	—
Currency swaps	7	3	—	7	—
Credit default swaps	5	2	—	5	—
Equity futures	—	1	—	—	—
Derivative assets total	29	23	—	29	—
Policy loans	172	172	—	172	—
Securities lending reinvested collateral	271	271	252	19	—
Separate account assets	22,557	22,556	21,942	604	11
Liabilities
Investment contract liabilities	3,453	3,460	—	1	3,452
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	29	41	—	29	—
Currency swaps	5	5	—	5	—
Equity swaps	10	10	—	10	—
Interest rate futures	1	1	1	—	—
Equity futures	2	2	2	—	—
Derivative liabilities total	52	64	3	49	—
Payable for securities lending	312	312	—	312	—
Payable for derivative cash collateral	13	13	—	13	—
Separate account liabilities	22,190	22,205	—	21,927	263

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$91	$91	$91	$—	$—
Short-term notes receivable from affiliates	100	100	—	100	—
Bonds	3,956	4,586	261	3,692	3
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,512	1,725	—	—	1,512
Other invested assets	21	22	—	21	—
Derivative assets:
Currency swaps	12	12	—	12	—
Credit default swaps	8	4	—	8	—
Equity swaps	5	5	—	5	—
Derivative assets total	25	21	—	25	—
Policy loans	160	160	—	160	—
Securities lending reinvested collateral	265	265	265	—	—
Separate account assets	20,954	20,961	20,389	565	—
Liabilities
Investment contract liabilities	3,521	3,507	—	1	3,520
Derivative liabilities:
Interest rate swaps	32	42	—	32	—
Currency swaps	(1)	—	—	(1)	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	32	43	1	31	—
Payable for securities lending	301	301	—	301	—
Payable for derivative cash collateral	18	18	—	18	—
Separate account liabilities	20,593	20,616	—	20,288	305

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2025 and 2024:

	2025
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Asset-backed securities	$—	$2	$—	$2
Total bonds	—	2	—	2
Preferred stock
Industrial and miscellaneous	—	4	—	4
Total preferred stock	—	4	—	4
Common stock
Industrial and miscellaneous	—	—	3	3
Total common stock	—	—	3	3
Cash equivalents and short-term investments
Money market mutual funds	147	—	—	147
Total cash equivalents and short-term investments	147	—	—	147
Derivative assets	—	18	—	18
Separate account assets	21,940	299	—	22,239
Total assets	$22,087	$323	$3	$22,413
Liabilities:
Derivative liabilities	$3	$16	$—	$19
Total liabilities	$3	$16	$—	$19

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3
Total bonds	—	3	—	3
Preferred stock
Industrial and miscellaneous	—	4	—	4
Total preferred stock	—	4	—	4
Common stock
Industrial and miscellaneous	—	—	3	3
Total common stock	—	—	3	3
Cash equivalents and short-term investments
Money market mutual funds	49	—	—	49
Total cash equivalents and short-term investments	49	—	—	49
Derivative assets	1	5	—	6
Other long term	—	3	—	3
Separate account assets	20,382	263	—	20,645
Total assets	$20,432	$278	$3	$20,713
Liabilities:
Derivative liabilities	$1	$6	$—	$7
Total liabilities	$1	$6	$—	$7

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other over-the-counter trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2025 and 2024:

	Beginning Balance at January 1, 2025	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Common stock	$3	$—	$—	$—	$—
Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Common stock	$—	$—	$—	$—	$3
Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Common stock	$3	$—	$—	$—	$—
Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Common stock	$—	$—	$—	$—	$3
Total	$—	$—	$—	$—	$3

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

5.    Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
ICOs:
U.S. Government obligations (exempt from RBC)	$271	$—	$42	$229
Other U.S. Government obligations (not exempt from RBC)	10	—	2	8
Non-U.S. sovereign jurisdiction securities	97	1	13	85
Municipal bonds - general obligations (direct & guaranteed)	1	—	—	1
Municipal bonds - special revenue	3	—	—	3
Corporate bonds	3,197	41	425	2,813
Single entity backed obligation	217	—	30	187
Total ICOs	$3,796	$42	$512	$3,326
ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$3	$—	$—	$3
Non-agency CLOs/CBOs/CDOs - unaffiliated	47	—	—	47
Non-agency CMBS - unaffiliated	256	—	21	235
Non-agency RMBS - unaffiliated	38	6	1	43
Other financial ABS - unaffiliated	304	3	16	291
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	85	—	1	84
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	161	1	8	154
Other non-financial ABS - unaffiliated	39	—	—	39
Total ABS	$933	$10	$47	$896
Common stock	$3	$—	$—	$3
Preferred stock	$4	$—	$—	$4
	$4,736	$52	$559	$4,229

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$271	$—	$45	$226
State, municipal and other government	103	—	19	84
Hybrid securities	29	1	3	27
Industrial and miscellaneous	3,330	22	517	2,835
Mortgage and other asset-backed securities	853	10	79	784
Total unaffiliated bonds	4,586	33	663	3,956
Unaffiliated preferred stocks	4	—	—	4
	$4,590	$33	$663	$3,960

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$3	$—	$—	$3

The carrying amount and estimated fair value of items held as bonds and short-term investments at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
December 31:	Carrying Value	Fair Value
Due in one year or less	$97	$97
Due after one year through five years	661	649
Due after five years through ten years	730	703
Due after ten years through twenty years	1,139	1,023
Due after twenty years	1,175	860
Subtotal	3,802	3,332
Mortgage and other asset-backed securities	933	898
Total	$4,735	$4,230

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2025 and 2024 is as follows:

	2025
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
ICOs:
U.S. Government obligations (exempt from RBC)	$69	$10	$160	$32
Other U.S. Government obligations (not exempt from RBC)	9	2	—	—
Non-U.S. sovereign jurisdiction securities	67	13	—	—
Municipal bonds - special revenue	3	—	—	—
Corporate bonds	1,914	422	85	3
Single entity backed obligation	174	30	5	—
Total ICOs	$2,236	$477	$250	$35
ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$1	$—	$—	$—
Non-agency CLOs/CBOs/CDOs - unaffiliated	9	—	29	—
Non-agency CMBS - unaffiliated	213	21	8	—
Non-agency RMBS - unaffiliated	21	1	—	—
Other financial ABS - unaffiliated	115	14	58	2
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	29	1	14	—
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	34	8	25	—
Other non-financial ABS - unaffiliated	2	—	26	—
Total ABS	$424	$45	$160	$2
Common stock	$—	$—	$3	$—
Preferred stock	$—	$—	$4	$—
	$2,660	$522	$417	$37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$31	$8	$189	$37
State, municipal and other government	71	19	1	—
Hybrid securities	15	3	5	—
Industrial and miscellaneous	2,050	503	412	14
Mortgage and other asset-backed securities	577	78	98	1
Total bonds	2,744	611	705	52
Preferred stocks-unaffiliated	—	—	—	—
Common stocks-unaffiliated	—	—	—	—
	$2,744	$611	$705	$52

During 2025 and 2023, respectively, there were no asset-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold. During 2024, there were $35 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For asset-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2025, 2024 and 2023, the Company recognized OTTI of $4, $0 and $6, respectively.

The following asset-backed and structured securities were held at December 31, 2025, for which an OTTI was recognized during the current reporting period:

	Amortized Cost Before Current Period	Present Value of Projected	Recognized	Amortized Cost After	Fair Value at Time of	Date of Financial Statement Where
CUSIP	OTTI	Cash Flows	OTTI	OTTI	OTTI	Reported
BAE2XVVX7-TA	$—	$—	$—	$—	$—	3/31/2025
46642 MAA6	8	5	3	5	3	3/31/2025
BAE3K7RU3-TA	—	—	—	—	—	3/31/2025
46642 MAA6	5	5	—	5	2	6/30/2025
12640 WAG5	—	—	—	—	—	6/30/2025
46642 MAA6	5	4	1	4	2	9/30/2025
12640 WAG5	—	—	—	—	—	9/30/2025
81744 FFC6	—	—	—	—	—	9/30/2025
22944 BCX4	3	3	—	3	3	12/31/2025
81744 FFC6	—	—	—	—	—	12/31/2025
			$4

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The unrealized losses of asset-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2025 and 2024 is as follows:

	2025		2024
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$46	$2	$82	$1
The aggregate related fair value of securities with unrealized losses	424	158	580	112

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 755 and 792 securities with a carrying amount of $3,182 and $3,355, and an unrealized loss of $522 and $611. Of this portfolio, at December 31, 2025 and 2024, 97.2% and 97.6% were investment grade with associated unrealized losses of $508 and $597, respectively.

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 88 and 247 securities with a carrying amount of $451 and $756, and an unrealized loss of $37 and $52. Of this portfolio, at December 31, 2025 and 2024, 97.5% and 94.5% were investment grade with associated unrealized losses of $36 and $51, respectively.

At December 31, 2025 and 2024, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2025 and 2024, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 securities with a cost of $3 and 2 securities with an insignificant cost, respectively, and no unrealized losses.

During the years ended December 31, 2025 and 2024, the Company held no 5GI securities.

During 2025 and 2024, respectively, the Company sold, redeemed or otherwise disposed of 7 and 5 securities as a result of a callable feature which generated investment income of $1 and $2 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2025	2024	2023
Proceeds	$421	$457	$371
Gross realized gains	$1	$11	$8
Gross realized losses	(3)	(19)	(5)
Net realized capital gains (losses)	$(2)	$(8)	$3

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2025, 2024 and 2023 of $4, $7 and $5, respectively.

At December 31, 2025 and 2024, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2025, 2024 and 2023.

Concentrations of Credit Risk

Credit risk represents the risk that a counterparty will fail to perform on its contractual obligations. The Company’s investment portfolio includes exposures that may be subject to concentrations of credit risk by industry sector and asset class. Such concentrations arise when multiple issuers share similar economic characteristics or are exposed to common industry, regulatory or macroeconomic factors that could affect their ability to meet contractual obligations.

The Company’s significant concentrations of credit risk are primarily related to corporate fixed-income securities and structured securities, diversified across a range of industries and asset types.

Banking (Stable)

The Company maintains material exposure to issuers within the banking sector. Credit risk in this sector is influenced by earnings stability, asset quality trends, capital and liquidity management, interest rate conditions and exposure to commercial real estate and other credit-sensitive asset classes.

Communications (Stable)

The Company maintains material exposure to issuers within the communications sector, including cable, media and telecommunications companies. Credit risk within this sector is influenced by competitive pressures, technological change, capital intensity and regulatory considerations that may impact issuer cash flows and overall credit quality.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)
Consumer Cyclical (Stable)

The Company holds investments in consumer cyclical industries, including retailers, restaurants, gaming entities and lodging and leisure companies. Credit risk within this sector is sensitive to changes in discretionary consumer spending, employment conditions, inflationary pressures and broader economic cycles that may affect revenues and profitability.

Consumer Noncyclical (Mostly Stable)

The Company’s consumer noncyclical exposure includes issuers in the food and beverage, consumer products, supermarkets, tobacco, healthcare and pharmaceutical industries. Credit risk in these sectors is influenced by factors such as pricing power, input cost volatility, regulatory environments, healthcare policy developments, and the relative stability of consumer demand.

Electric Utilities (Stable)

The Company’s electric utility exposure includes regulated issuers with capital-intensive operating models. Credit risk within this sector is influenced by capital expenditure requirements, regulatory frameworks, customer affordability considerations, weather-related events and sensitivity to interest rate movements.

Energy (Stable)

The Company holds investments in energy-related issuers, including integrated energy producers, independent exploration and production companies, midstream operators, refining companies and oilfield services providers. Credit risk in this sector is influenced by commodity price volatility, capital allocation discipline, regulatory considerations and broader energy demand trends.

Government and Government-Related Securities (Stable)

The Company also invests in government and government-related securities, including U.S. Treasury securities, municipal obligations, supranational entities and non-U.S. sovereign issuers. Credit risk for these investments is largely associated with changes in fiscal conditions, interest rates and geopolitical developments.

Technology (Stable)

The Company’s technology exposure includes issuers engaged in hardware manufacturing, software development and semiconductor production. Credit risk within this sector is affected by rapid technological advancement, capital investment requirements, product demand cycles and, in certain cases, global supply chain dynamics.

Transportation (Stable)

Transportation-related exposure includes airlines, automotive manufacturers, railroads and transportation service providers. Credit risk within this sector is affected by fuel and operating costs, labor dynamics, trade and tariff policies, supply chain disruptions and overall economic activity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of unrealized losses in each of the above sectors and does not consider those investments to be other-than-temporarily impaired as of December 31, 2025.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2025 and 2024 were as follows:

	Farm	Commercial	Total
December 31, 2025
AAA - AA	$—	$866	$866
A	16	588	604
BBB	—	67	67
B	—	2	2
	$16	$1,523	$1,539

	Farm	Commercial	Total
December 31, 2024
AAA - AA	$—	$916	$916
A	16	757	773
BBB	—	34	34
B	—	2	2
	$16	$1,709	$1,725

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2025, the Company issued no new mortgage loans. During 2024, the Company issued mortgage loans with a maximum interest rate of 7.65% and a minimum interest rate of 7.65% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 55%.

During 2025, the Company issued no farm mortgage loans. During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

During 2025 and 2024, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2025 and 2024:

		Commercial
	Farm	All Other	Total
December 31, 2025
Recorded Investment (All)
Current	$16	$1,523	$1,539
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$484	$500

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$16	$1,709	$1,725
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$538	$554

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2025 and 2024, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

As of December 31, 2025 and 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2025, 2024 and 2023, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2025 and 2024, the Company held a mortgage loan loss reserve in the AVR of $15 and $17, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2025	2024		2025	2024
Pacific	33%	31%	Apartment	55%	56%
E. North Central	17	15	Industrial	22	21
South Atlantic	14	17	Retail	15	14
Middle Atlantic	14	13	Office	5	6
Mountain	9	11	Medical	2	2
W. South Central	5	4	Agricultural	1	1
E. South Central	5	5
W. North Central	2	3
New England	1	1

Other Invested Assets

During 2025, the Company recognized $5 of impairment write downs for its investments in joint ventures and limited partnerships. During 2024 and 2023, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

The Company invests in projects designed to generate federal and state tax credits and other tax benefits through ownership interests in tax credit structures, including partnerships and limited liability entities. These investments primarily relate to affordable housing and historic rehabilitation. The Company’s objective in making these investments is to realize value through the receipt and utilization of tax credits and related tax benefits rather than through operating income or appreciation of the underlying assets.

Tax credits generated by these investments may be transferable or certificated in certain jurisdictions or non-transferable and usable only against the Company’s income tax liabilities. The investments are accounted for in accordance with SSAP No. 93 and SSAP No. 94, as applicable.

Tax credits generated from these investments are recognized as assets in accordance with SSAP No. 94 and are recorded at amounts expected to be realized through utilization or, where applicable, transfer or sale. The recognition of tax credits impacts the Company’s statutory financial position through the recording of admitted or nonadmitted tax credit assets.

Utilization of tax credits reduces income tax expense and current tax payable, favorably affecting statutory results of operations. Unused tax credits remain recorded as assets and are evaluated for admissibility and recoverability based on expected future taxable income, statutory limitations, and credit expiration provisions. Tax credits not expected to be realized are reduced through nonadmission or impairment, which negatively impacts statutory surplus and results of operations

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

in the period recognized. Tax credit benefits recognized in 2025, 2024 and 2023 was $13, $14 and $15, respectively, and other tax benefits recognized was $2, $2 and $2. The balance of the investment recognized as of December 31, 2025, 2024 and 2023 is $35, $49 and $64, respectively.

During the year ended December 31, 2025, 2024 and 2023, the Company recognized $14, ($14) and ($15), respectively, of investment amortization related to investments generating tax credits and other tax benefits. This amortization was recognized as a component of net investment income.

The Company recognized an insignificant amount of non-income tax related activity associated with these investments as a component of net investment income during 2025, 2024 and 2023.

There were no other returns allocated to these investments recognized outside of income tax expense.

The following schedule reflects the aggregate amount of tax credits expected to be generated in each of the subsequent five years and thereafter, disaggregated between transferable/certificated and non-transferable tax credits:

Year	Transferable/ Certificated	Nontransferable	Total
2026	$—	$12	$12
2027	—	10	10
2028	—	6	6
2029	—	2	2
2030	—	—	—
2031 and After	—	1	1
	$—	$31	$31

The Company has commitments related to investments in tax credit structures, including obligations to make additional capital contributions upon the occurrence of specified events. The table below presents these commitments and the periods in which such amounts are expected to be funded:

Year	Tax Credit
2026	$1
2027	—
2028	—
2029	—
2030	—
2031 and After	—
$1

The Company is not subject to regulatory review for any underlying projects as of December 31, 2025, 2024 and 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company did not recognize impairment losses on tax credit investments as of December 31, 2025, 2024 and 2023.

The following tables provide the carrying value of tax credits, disaggregated by transferable/ certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 and 2024:

		December 31, 2025
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	United States	$35	$31
Economic Redevelopment and Growth Tax Credits	NJ	—	1
Total	XXX	$35	$32

		December 31, 2024
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Economic Redevelopment and Growth Tax Credits	NJ	$—	$1
Low-Income Housing Tax Credits	United States	49	44
Total	XXX	$49	$45

The Company did not have any non-transferable state tax credits.

The following tables provide total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 and 2024:

December 31, 2025
	Jurisdiction	Transferable/ Certificated	Nontransferable	Total
State:
New Jersey	NJ	$1	$—	$1
Federal	XXX	—	31	31
Total	XXX	$1	$31	$32

December 31, 2024
	Jurisdiction	Transferable/ Certificated	Nontransferable	Total
State:
New Jersey	NJ	$1	$—	$1
Federal	XXX	—	44	44
Total	XXX	$1	$44	$45

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables identify tax credits by transferable/certificated and non-transferable classifications and identify the admitted and nonadmitted portions of each classification as of December 31, 2025 and 2024:

December 31, 2025
	Total Admitted	Total Nonadmitted
State:
Transferable	$—	$—
Non-transferable	—	—
Federal:
Transferable	$—	$—
Non-transferable	35	—

December 31, 2024
	Total Admitted	Total Nonadmitted
State:
Transferable	$—	$—
Non-transferable	—	—
Federal:
Transferable	$—	$—
Non-transferable	49	—

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2025 and 2024 was as follows:

	2025	2024
Fair value - positive	$32	$30
Fair value - negative	(52)	(36)

At December 31, 2025, 2024 and 2023, the Company has recorded unrealized gains (losses) of ($9), ($2) and $2, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2025, 2024 and 2023 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Options:
Calls	$(7)	$(1)	$—
Puts	1	—	—
Total options	$(6)	$(1)	$—
Swaps:
Interest rate	$(1)	$8	$(40)
Total return	(41)	(77)	(49)
Total swaps	$(42)	$(69)	$(89)
Futures - net positions	35	(22)	(5)
Total realized gains (losses)	$(13)	$(92)	$(94)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs Credit default swaps	$6	$9	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs Credit default swaps	$5	$8	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2025, 2024 and 2023.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, and commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2025 and 2024:

		2025
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$1	$1.0
Credit default swaps referencing indices		—	20	35.7
Subtotal		1	123	7.1
BBB	2
Single name credit default swaps (3)		3	106	1.7
Credit default swaps referencing indices		1	77	2.3
Subtotal		4	183	2.0
BB	3
Single name credit default swaps (3)		—	10	0.5
Subtotal		—	10	0.5
Total		$5	316	3.9

(1)	The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		2024
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$1	$1.0
Credit default swaps referencing indices		—	20	36.7
Subtotal		1	121	8.1
BBB	2
Single name credit default swaps (3)		4	176	2.1
Credit default swaps referencing indices		2	143	2.2
Subtotal		6	319	2.2
BB	3
Single name credit default swaps (3)		—	10	1.5
Subtotal		—	10	1.5
Total		$7	450	3.7

(1) The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3) Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2025 and 2024, there were not any potential future recoveries available to offset the $316 and $450, respectively, from the table above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value
	2025	2024	2025	2024
Derivative assets:
Credit default swaps	$281	$434	$5	$8
Currency swaps	62	147	7	12
Equity swaps	11	258	—	5
Options	62	13	17	—
Derivative liabilities: Credit default swaps	46	35	—	—
Currency swaps	92	7	5	1
Equity futures	—	—	2	—
Equity swaps	264	31	10	—
Interest rate futures	—	—	1	1
Interest rate swaps	90	282	28	32
Interest rate forwards	60	—	1	—
Options	(195)	(26)	5	—

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$312	$—	$—	$—	$312
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	159	—	—	—	159
Collateral assets received and on balance sheet	13	—	—	—	13
Total restricted assets	$490	$—	$—	$—	$490

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2024)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$301	$11	$—	$312	1.03%	1.04%
FHLB capital stock	3	—	—	3	0.01%	0.01%
On deposit with states	3	—	—	3	0.01%	0.01%
Pledged as collateral not captured in other categories	160	(1)	—	159	0.53%	0.53%
Collateral assets received and on balance sheet	—	13	—	13	0.04%	0.04%
Total restricted assets	$467	$23	$—	$490	1.62%	1.63%

The following tables show the pledged or restricted assets in other categories as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
Description of Assets	Total G/A	G/A Supporting S/A Activity (a)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total
Derivatives	$159	$—	$—	$—	$159
Total	$159	$—	$—	$—	$159
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$159	$—	$—	$—	$159

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2024)	Increase/ (Decrease)	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$160	$(1)	$159	0.53%	0.53%
Total	$160	$(1)	$159	0.53%	0.53%
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$160	$(1)	$159	0.53%	0.53%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2025 and 2024:

	2025
	BACV	BACV	BACV	Fair Value	Fair Value
Collateral Assets	Collateral	Modco	FWH	Collateral	Modco
General Account
Cash	$13	$—	$—	$13	$—
Securities lending collateral assets	312	—	—	312	—
Other	—	—	—	—	—
Total collateral assets	$325	$—	$—	$325	$—

	2025
Collateral Assets	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets	BACV FWH Including Modco
General Account
Cash	$—	0.17%	0.17%	$—
Securities lending collateral assets	—	4.12%	4.17%	—
Other	—	—%	—%	—
Total collateral assets	$—	4.29%	4.34%	$—

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset (General Account)	$325	4.88%

	2024
			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$15	$15	0.20%	0.20%
Securities lending collateral assets	301	301	4.00	4.05
Other	3	3	0.04	0.04
Total collateral assets	$319	$319	4.24%	4.29%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$319	4.84%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2025	2024	2023
Income:
Bonds	$195	$198	$212
Common stocks	—	—	1
Mortgage loans on real estate	67	72	74
Policy loans	9	9	8
Cash, cash equivalents and short-term investments	10	13	7
Derivatives	25	24	25
Other invested assets	(2)	11	17
Gross investment income	304	327	344
Less: investment expenses	17	18	17
Net investment income before amortization of IMR	287	309	327
Amortization of IMR	(1)	1	3
Net investment income	$286	$310	$330

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2025	2024
Gross	$52	$52
Nonadmitted	$—	$—
Admitted	$52	$52

At December 31, 2025, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2024, the Company had insignificant cumulative amounts for paid-in-kind interest included in the principle balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2025	2024	2023
Bonds	$(7)	$(15)	$(10)
Common stocks	—	—	(1)
Derivatives	(13)	(92)	(94)
Other invested assets	(2)	5	1
Net realized capital gains (losses), before taxes	(22)	(102)	(104)
Federal income tax effect	(1)	3	(2)
Transfer from (to) interest maintenance reserve	1	12	6
Net realized capital gains (losses) on investments	$(22)	$(87)	$(100)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2025	2024	2023
Bonds	$20	$(4)	$2
Common stocks	—	—	(2)
Derivatives	(26)	(1)	(1)
Other invested assets	(21)	(15)	19
Change in unrealized capital gains (losses), before taxes	(27)	(20)	18
Taxes on unrealized capital gains (losses)	3	3	(4)
Change in unrealized capital gains (losses), net of tax	$(24)	$(17)	$14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.	IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
C.	Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.
D.	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025
2024	27	9	18	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025
2024	27	9	18	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	2025	2024
Prior period, as of September 30, the most recent statement filed with the NYDFS, general account capital and surplus	$796	$814
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	22	22
Net negative (disallowed) IMR (admitted)	11	8
Adjusted capital and surplus	$763	$784

The admitted net negative (disallowed) IMR represents 3.67% and 3.44% of adjusted capital and surplus for 2025 and 2024.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2025 and 2024.

6. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2025 and 2024 were as follows:

	Year Ended December 31
	2025	2024
Life insurance reserves	$1,786	$1,640
Annuity reserves and supplementary contracts with life contingencies	3,907	3,942
Accident and health reserves (including long term care)	206	281
Total policy reserves	$5,899	$5,863
Deposit-type contracts	31	32
Policy claims	33	32
Total policy reserves, deposit-type contracts and claim liabilities	$5,963	$5,927

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Valuation Method. Indexed Universal Life Insurance issued after January 1, 2020, follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2025 and 2024, the Company had insurance in force aggregating $1,961 and $2,526, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $395 and $422 to cover these deficiencies as of December 31, 2025 and 2024, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

(AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2025 and 2024, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2025
2025	$—	$80	$43	$37
2024 and prior	41	2	34	9
	41	$82	$77	46
Active life reserve	$255			$175
Total accident and health reserves	$296			$221

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2024
2024	$—	$72	$40	$32
2023 and prior	41	(1)	31	9
	41	$71	$71	41
Active life reserve	$252			$255
Total accident and health reserves	$293			$296

The change in the Company's unpaid claims reserve was $2 and ($1) for the years ended December 31, 2025 and 2024, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2025 was due to the LTC block releasing NY Sound Value at the end of 2025, causing a $75M reduction. There were no significant drivers of the change in 2024.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2025
2025
2024 and prior	—	1	1	—
	—	2	1	1
Year ended December 31, 2024
2024	—	1	1	—
2023 and prior	—	—	—	—
	—	1	1	—

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2025.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company's traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2025 and 2024, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:	$—	$—	$2	$1
Ordinary renewal business	$—	$—	$2	$1

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2025
	General Account	Separate Account with Guarantees	Separate Account Non Guaranteed	Total	Percent
Individual Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$82	$—	$82	2%
At book value less surrender charge of 5% or more	60	—	—	60	1
At fair value	—	—	4,291	4,291	83
Total with adjustment or at fair value	60	82	4,291	4,433	86
At book value without adjustment (minimal or no charge or adjustment)	445	—	—	445	9
Not subject to discretionary withdrawal provision	245	—	24	269	5
Total individual annuity reserves	750	82	4,315	5,147	100%
Less reinsurance ceded	134	—	—	134
Net individual annuities reserves	$616	$82	$4,315	$5,013
Amount included in book valueless surrender charge above that will move to book value without adjustment in the year after the statement date	$20	$—	$—	$20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31 2025
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Group Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$821	$2	$—	$823	4%
At book value less surrender charge of 5% or more	383	—	—	383	2
At fair value	—	221	16,863	17,084	81
Total with adjustment or at fair value	1,204	223	16,863	18,290	87
At book value without adjustment (minimal or no charge or adjustment)	1,645	41	—	1,686	8
Not subject to discretionary withdrawal provision	417	—	680	1,097	5
Total group annuities reserves	3,266	264	17,543	21,073	100%
Net group annuities reserves	$3,266	$264	$17,543	$21,073

	December 31 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Deposit-type contracts (no life contingencies):
Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	43	—	2	45	98
Total deposit-type contracts	44	—	2	46	100%
Less reinsurance ceded	13	—	—	13
Net deposit-type contracts	$31	$—	$2	$33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,825
Exhibit 5, Supp contracts with life contingencies section, total (net)	57
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31
Subtotal	3,913
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	22,170
Exhibit 3, Supp contracts with life contingencies section, total	34
Other contract deposit funds	2
Subtotal	22,206
Combined total	$26,119

	December 31 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Individual Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$17	$—	$17	—%
At book value less surrender charge of 5% or more	51	—	—	51	1
At fair value	—	—	4,225	4,225	84
Total with adjustment or at fair value	51	17	4,225	4,293	85
At book value without adjustment (minimal or no charge or adjustment)	487	—	—	487	10
Not subject to discretionary withdrawal provision	229	—	21	250	5
Total individual annuity reserves	767	17	4,246	5,030	100%
Less reinsurance ceded	135	—	—	135
Net individual annuity reserves	$632	$17	$4,246	$4,895
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$12	$—	$—	$12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Group Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$786	$1	$—	$787	4%
At book value less surrender charge of 5% or more	414	—	—	414	2
At fair value	—	258	15,355	15,613	79
Total with adjustment or at fair value	1,200	259	15,355	16,814	85
At book value without adjustment (minimal or no charge or adjustment)	1,666	46	—	1,712	9
Not subject to discretionary withdrawal provision	444	—	692	1,136	6
Total group annuity reserves	3,310	305	16,047	19,662	100%
Net group annuity reserves	$3,310	$305	$16,047	$19,662

	December 31 2024
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Deposit-type contracts (no life contingencies):
Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	44	—	1	45	98
Total deposit-type contracts	45	—	1	46	100%
Less reinsurance ceded	13	—	—	13
Net deposit-type contracts	$32	$—	$1	$33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,888
Exhibit 5, Supp contracts with life contingencies section, total (net)	54
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	32
Subtotal	3,974
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	20,584
Exhibit 3, Supp contracts with life contingencies section, total	31
Other contract deposit funds	1
Subtotal	20,616
Combined total	$24,590

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$1
Universal life	691	675	735
Universal life with secondary guarantees	39	22	82
Indexed universal life with secondary guarantees	709	608	651
Other permanent cash value life insurance	—	66	80
Variable universal life	55	55	57
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	270
Accidental death benefits	—	—	1
Disability - active lives	—	—	2
Disability - disabled lives	—	—	7
Miscellaneous reserves	—	—	91
Total (gross)	1,494	1,427	1,977
Reinsurance ceded	176	176	191
Total (net)	$1,318	$1,251	$1,786

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

As of December 31, 2025, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2025
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$337	$337	$337
Total (net)	$337	$337	$337

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,685
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	2
Exhibit 5, Disability - disabled lives section, total (net)	7
Exhibit 5, Miscellaneous reserves section, total (net)	91
Subtotal	1,786
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	337
Subtotal	337
Combined total	$2,123

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31 2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	681	587	721
Universal life with secondary guarantees	31	26	84
Indexed universal life with secondary guarantees	612	515	549
Other permanent cash value life insurance	—	66	82
Variable universal life	26	27	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	275
Disability - active lives	—	—	1
Disability - disabled lives	—	—	8
Miscellaneous reserves	—	—	56
Total (gross)	1,350	1,222	1,833
Reinsurance ceded	176	176	192
Total (net)	$1,174	$1,046	$1,641

As of December 31, 2024, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2024
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans: Variable universal life	$171	$170	$308
Total (net)	$171	$170	$308

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,575
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	8
Exhibit 5, Miscellaneous reserves section, total (net)	56
Subtotal	1,640
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	308
Subtotal	308
Combined total	$1,948

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2025	$—	$31	$3,309	$3,340
Reserves for separate accounts as of December 31, 2025 with assets at:
Fair value	$—	$—	$22,197	$22,197
Amortized cost	67	279	—	346
Total as of December 31, 2025	$67	$279	$22,197	$22,543
Reserves for separate accounts by withdrawal characteristics as of December 31, 2025:
With fair value adjustment	$67	$17	$—	$84
At fair value	—	221	21,491	21,712
At book value without fair value adjustment and with current surrender charge of less than 5%	—	41	—	41
Subtotal	67	279	21,491	21,837
Not subject to discretionary withdrawal	—	—	706	706
Total separate account reserve liabilities at December 31, 2025	$67	$279	$22,197	$22,543

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$27	$4,154	$4,181
Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$—	$20,601	$20,601
Amortized cost	1	321	—	322
Total as of December 31, 2024	$1	$321	$20,601	$20,923
Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$1	$18	$—	$19
At fair value	—	258	19,887	20,145
At book value without fair value adjustment and with current surrender charge of less than 5%	—	46	—	46
Subtotal	1	322	19,887	20,210
Not subject to discretionary withdrawal	—	—	714	714
Total separate account reserve liabilities at December 31, 2024	$1	$322	$20,601	$20,924

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624
Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391
Total as of December 31, 2023	$391	$17,995	$18,386
Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49
Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818
Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2025	2024	2023
Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$3,345	$4,187	$2,635
Transfers from separate accounts	4,541	3,979	(3,006)
Net transfers from separate accounts	(1,196)	208	(371)
Miscellaneous reconciling adjustments	1	1	6
Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(1,195)	$209	$(365)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2025 and 2024 are attributed to the following products:

	2025	2024
Variable life	$337	$138
Variable universal life	—	171
Variable annuities	4,640	4,550
Group annuities	15,761	14,285
Registered market value separate accounts	618	608
Non-registered market value separate accounts	56	59
Par annuities	827	831
Registered market value annuity product - SPL	—	2
Book value separate accounts	278	330
Total separate account assets	$22,517	$20,974

At December 31, 2025 and 2024, the Company held separate account assets not legally insulated from the general account in the amount of $86 and $19, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $47, $49, $49, $51 and $53, to the general account in 2025, 2024, 2023, 2022 and 2021, respectively. During the years ended December 31, 2025, 2024, 2023 and 2022, the general account of the Company had paid $1, $1, $2 and $2, respectively, toward separate account guarantees, with an insignificant amount paid in 2021.

At December 31, 2025 and 2024, the Company reported guaranteed separate account assets at amortized cost in the amount of $320 and $301, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $321 and $296 at December 31, 2025 and 2024, respectively, which would have resulted in an unrealized gain/(loss) of $1 and ($5), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

7. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2025	2024	2023
Direct premiums	$4,344	$5,051	$3,527
Reinsurance assumed - non affiliates	180	190	189
Reinsurance ceded - non affiliates	(188)	(194)	(125)
Reinsurance ceded - affiliates	—	—	(74)
Net premiums earned	$4,336	$5,047	$3,517

The Company received reinsurance recoveries in the amount of $234, $212 and $238 during 2025, 2024 and 2023, respectively. At December 31, 2025 and 2024, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $77 and $89, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2025 and 2024 of $1,444 and $1,527, respectively, of which $0 and $0 were ceded to affiliates, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

8. Income Taxes

The net deferred income tax asset at December 31, 2025 and 2024 and the change from the prior year are comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$104	$10	$114
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	104	10	114
Deferred Tax Assets Nonadmitted	69	—	69
Subtotal (Net Deferred Tax Assets)	35	10	45
Deferred Tax Liabilities	7	17	24
Net Admitted Deferred Tax Assets (Liabilities)	$28	$(7)	$21

	December 31, 2024
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$99	$10	$109
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	99	10	109
Deferred Tax Assets Nonadmitted	57	—	57
Subtotal (Net Deferred Tax Assets)	42	10	52
Deferred Tax Liabilities	15	16	31
Net Admitted Deferred Tax Assets (Liabilities)	$27	$(6)	$21

	Ordinary	Change Capital	Total
Gross Deferred Tax Assets	$5	$—	$5
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	5	—	5
Deferred Tax Assets Nonadmitted	12	—	12
Subtotal (Net Deferred Tax Assets)	(7)	—	(7)
Deferred Tax Liabilities	(8)	1	(7)
Net Admitted Deferred Tax Assets (Liabilities)	$1	$(1)	$—

The Company recognized all of its deferred tax liabilities as of December 31, 2025 and 2024.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2025	2024	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$58	$60	$(2)
Investments	7	1	6
Deferred acquisition costs	34	32	2
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	4	4	—
Other	—	1	(1)
Subtotal	104	99	5
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	69	57	12
Admitted ordinary deferred tax assets	35	42	(7)
Capital
Investments	10	10	—
Other		—	—
Subtotal	10	10	—
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Admitted capital deferred tax assets	10	10	—
Admitted deferred tax assets	$45	$52	$(7)

	Year Ended December 31
	2025	2024	Change
Deferred Tax Liabilities:
Ordinary
Investments	$3	$3	$—
Policyholder reserves	4	12	(8)
Other	—	—	—
Subtotal	7	15	(8)
Capital
Investments	17	16	1
Other	—	—	—
Subtotal	17	16	1
Deferred tax liabilities	24	31	(7)
Net admitted deferred tax assets (liabilities)	$21	$21	$—

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that has been fully amortized into taxable income as of December 31, 2025.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

On July 4, 2025, the One Big Beautiful Bill (Bill) was passed into US law. The Company has no material tax impacts related to the Bill in its December 31, 2025 results.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023, 2024, or 2025 and has not included any impacts of the CAMT in the financial statements as of December 31, 2025.

As discussed in Note 2, for the years ended December 31, 2025 and 2024, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2025
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	2	20
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	2	20
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	120
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	17	7	24
2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$35	$10	$45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	3	21
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	3	21
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	122
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	23	7	30
2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$42	$10	$52

	Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(1)	$1	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	(1)	(1)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	(1)	(1)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(2)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(6)	—	(6)
2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(7)	$—	$(7)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025	2024
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	1,148%	1,203%
Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$803	$810

The impact of tax planning strategies at December 31, 2025 and 2024 was as follows:

	December 31, 2025
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%
(% of Total Net Admitted Adjusted Gross DTAs)	8%	0%	8%

	December 31, 2024
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%
(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2025	2024	Change
Current Income Tax
Federal	$17	$15	$2
Subtotal	17	15	2
Federal income tax on net capital gains	1	(3)	4
Federal and foreign income taxes incurred	$18	$12	$6

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2024	2023	Change
Current Income Tax
Federal	$15	$24	$(9)
Subtotal	15	24	(9)
Federal income tax on net capital gains	(3)	2	(5)
Federal and foreign income taxes incurred	$12	$26	$(14)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2025	2024	2023
Current income taxes incurred	$18	$12	$26
Change in deferred income taxes (without tax on unrealized gains and losses)	(9)	—	(1)
Total income tax reported	$9	$12	$25
Income before taxes	$155	$136	$210
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense (benefit) at statutory rate	$33	$29	$44
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	$(3)	$(2)	$(3)
Nondeductible expenses	1	—	—
Pre-tax items reported net of tax	—	—	(2)
Tax credits	(14)	(15)	(15)
Prior period tax return adjustment	(2)	3	(1)
Change in uncertain tax positions	(2)	—	—
Deferred tax change on other items in surplus	(2)	4	2
Other	(2)	(7)	—
Total income tax reported	$9	$12	$25

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2025.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

There was an insignificant amount of operating loss and tax credit carryforwards available for tax purposes as of December 31, 2025.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2023	$—
2024	—
2025	1

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2025 and 2024.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2024	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—
Balance at December 31, 2024	$2
Tax positions taken during prior period	(2)
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—
Balance at December 31, 2025	$—

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2025 and 2024.

The IRS has completed its examination of 2014 - 2017 with an expected refund for 2014 pending Joint Committee on Taxation approval. The 2018 amended tax return remains under audit, and the IRS opened exam on the 2019 tax return. Federal income tax returns filed in 2020 through 2024 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)
Balance at January 1, 2023	$1	$—	$1
Balance at December 31, 2023	$1	$—	$1
Balance at December 31, 2024	$1	$—	$1
Interest expense (benefit)	(1)	—	(1)
Balance at December 31, 2025	$—	$—	$—

9. Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value, of which 15,067 shares were issued and outstanding at December 31, 2025 and 2024.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (excluding any reported special surplus), or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. New York law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On September 26, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

On March 27, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

On September 26, 2024, the Company paid an ordinary common stock dividend of $125 to TA Corp.

On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2025 and 2024, the Company met the minimum RBC requirements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company held special surplus funds in the amount of $15 and $14, as of December 31, 2025 and 2024, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

The Company held special surplus funds in the amount of $11 and $9, as of December 31, 2025 and 2024, respectively, for admitted disallowed IMR as required under INT 23-01.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2025 and 2024, respectively, securities with a fair value of $301 and $289 were on loan under securities lending agreements. At December 31, 2025 and 2024, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $312 and $301 at December 31, 2025 and 2024, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2025	2024
Open	$312	$312
Securities received	—	—
Total collateral received	$312	301

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$41	$41	$36	$36
30 days or less	112	112	91	91
31 to 60 days	18	18	27	27
61 to 90 days	31	31	87	87
91 to 120 days	13	13	8	8
121 to 180 days	46	46	46	46
181 to 365 days	32	32	6	6
2 to 3 years	6	6	—	—
Greater than 3 years	13	13	—	—
Total	312	312	301	301
Securities received	—	—	—	—
Total collateral reinvested	$312	$312	$301	$301

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $313 (fair value of $312) that are currently tradable securities that could be sold and used to pay for the $312 in collateral calls that could come due under a worst-case scenario.

The following table presents collateral associated with securities lending transactions that extend beyond one year for 2025 and 2024:

Description of collateral	2025	2024
ABS credit cards	$4	$—
ABS autos	9	—
ABS other non-housing	6	—
Total collateral extending beyond
one year of the reporting date	$19	$—

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

(ERISA), as amended. Benefits expense of $1, $1 and $1 was allocated to the Company for the years ended December 31, 2025, 2024 and 2023, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $1 for the years ended December 31, 2025, 2024 and 2023, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2025, 2024 and 2023 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2025, 2024 and 2023 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company and an affiliate, Transamerica Life Insurance Company, are parties to a Shared Services and Cost Sharing Agreement whereby both provide accounting, administrative, and other advisory services in accordance with the agreement. The net amount received/(paid) by the Company as a result of being a party to these agreements was ($60), $54 and $64 during 2025, 2024 and 2023, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $5, $6 and $6 for these services during 2025, 2024 and 2023, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2025, 2024 and 2023, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $6, $7 and $7 for these services during 2025, 2024 and 2023, respectively.

Transamerica Capital, LLC provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $23 for the year ended December 31, 2025 and an insignificant amount of expenses under this agreement for the years ended December 31, 2024 and 2023.

During 2025, the Company purchased $152 of other invested assets from Transamerica Life Insurance Company (TLIC) and a modified separate account of TLIC for $130 and $22, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2025 and 2024, respectively, the Company received (paid) net interest of ($1) and ($1) from (to) affiliates. During 2023, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2025 and 2024, respectively, the Company reported net receivables (payables) from (to) affiliates of ($41) and ($27), respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025, the Company did not have an outstanding intercompany notes receivable.

At December 31, 2024, the Company had outstanding intercompany notes receivables of $100, as shown below:

Receivable from	Amount	Transaction Date	Due By	Interest Rate	Transaction Repaid Date
TA Corp	$50	March 27, 2024	March 27, 2025	5.33%	—
TA Corp	25	April 26, 2024	April 26, 2025	5.33	—
TA Corp	25	June 25, 2024	June 25, 2025	5.30	—

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 4 HR, LLC	$6
Aegon Workforce Housing Fund 2, L.P.	35
Natural Resources Alternatives Portfolio I, LLC	23
Natural Resources Alternatives Portfolio II, LLC	86
Natural Resources Alternatives Portfolio 3, LLC	38
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	12
TA-APOP I, LLC	55
$256

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2025 and 2024:

December 31, 2025
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	—%	—%	—%
Total SSAP No. 97 8a Entities	XXX	—	—	—
SSAP No. 97 8b(ii) Entities
None	—%	—	—	—
Total SSAP No. 97 8b(ii) Entities	XXX	—	—	—
SSAP No. 97 8b(iii) Entities Real Estate Alternatives Portfolio 3A, Inc.	9%	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	—	—	—
SSAP No. 97 8b(iv) Entities
None	—%	—	—	—
Total SSAP No. 97 8b(iv) Entities	XXX	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	—	—	—
Aggregate Total	XXX	—	—	—

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	—%	—%	—%
Total SSAP No. 97 8a Entities	XXX	—	—	—
SSAP No. 97 8b(ii) Entities
None	—%	—	—	—
Total SSAP No. 97 8b(ii) Entities	XXX	—	—	—
SSAP No. 97 8b(iii) Entities Real Estate Alternatives Portfolio 3A, Inc.	9%	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	—	—	—
SSAP No. 97 8b(iv) Entities
None	—%	—	—	—
Total SSAP No. 97 8b(iv) Entities	XXX	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	—	—	—
Aggregate Total	XXX	—	—	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2025
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			None
Total SSAP No. 97 8a Entities	—	—	—	—	—	—
SSAP No. 97 8b(ii) Entities
None			—
Total SSAP No. 97 8b(ii) Entities	—	—	—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	—	—	—	—
SSAP No. 97 8b(iv) Entities
None			—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	—	—	—	—
Aggregate Total	—	—	—	—	—	—
* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
SCA Entity	Type of NAIC Filing *	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			None
Total SSAP No. 97 8a Entities	—	—	—	—	—	—
SSAP No. 97 8b(ii) Entities
None			—
Total SSAP No. 97 8b(ii) Entities	—	—	—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	—	—	—	—
SSAP No. 97 8b(iv) Entities
None			—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	—	—	—	—
Aggregate Total	—	—	—	—	—	—
* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2025, the Company has no mortgage loan commitments. At December 31, 2024, the Company has mortgage loan commitments of $2.

The Company has contingent commitments of $94 and $42, as of December 31, 2025 and 2024, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1 and $0, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2025 and 2024 was insignificant.

At December 31, 2025, the minimum aggregate rental commitment was insignificant.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. There was no amount of cash collateral pledged by the Company as of December 31, 2025 and 2024.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2025 and 2024, respectively, was $13 and $18.

At December 31, 2025 and 2024, securities in the amount of $7 and $7, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2025 and 2024, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2025	2024
Membership Stock:
Class B	$3	$3
Total	$3	$3

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2025
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2 and $2 and an offsetting premium tax benefit of $1 and $1 at December 31, 2025 and 2024, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1 for the year ended December 31, 2024 and insignificant for the years ended December 31, 2025 and 2023.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company does not maintain or utilize dollar repurchase agreements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2025 or 2024.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2025 through April 9, 2026.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2025. On March 26, 2026, the Company paid an ordinary common stock dividend of $65 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2025
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Life Insurance Company	36-6071399

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2025
Entity Name	FEIN
Transamerica Fund Services Inc	59-3403587
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
Transamerica United Financial Services LLC	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Report of Independent Auditors

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for the years then ended, and have issued our report thereon dated April 9, 2026. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP
April 9, 2026
Philadelphia, PA

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Millions)

December 31, 2025

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$241	$237	$281
States, municipalities and political subdivisions	4	4	4
Foreign governments	97	84	97
Hybrid securities	—	—	—
All other corporate bonds	4,347	3,896	4,347
Preferred stocks	3	4	4
Total fixed maturities	4,692	4,225	4,733
Equity securities
Common stocks:
Industrial, miscellaneous and all other	3	3	3
Total equity securities	3	3	3
Mortgage loans on real estate	1,539		1,539
Policy loans	172		172
Other long-term investments	42		42
Receivable for securities	—		—
Securities lending	312		312
Cash, cash equivalents and short-term investments	210		210
Total investments	$6,970		$7,011

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $2 are held at fair value rather than amortized cost. Preferred stock of $4 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2025
Individual life	$1,677	$—	$14	$173	$81	$243	$43
Individual health	120	4	11	82	13	(26)	27
Group life and health	190	1	7	67	4	50	19
Annuity	3,907	—	1	4,014	188	5,362	(1,023)
	$5,894	$5	$33	$4,336	$286	$5,629	$(934)
Year ended December 31, 2024
Individual life	$1,540	$—	$14	$176	$72	$178	$43
Individual health	195	3	11	78	12	48	25
Group life and health	182	1	7	63	8	47	18
Annuity	3,942	—	—	4,730	218	4,618	396
	$5,859	$4	$32	$5,047	$310	$4,891	$482
Year ended December 31, 2023
Individual life	$1,477	$—	$20	$174	$73	$234	$44
Individual health	189	4	14	74	9	57	24
Group life and health	176	2	2	54	8	(36)	15
Annuity	4,325	—	1	3,215	240	3,639	(206)
	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2025
Life insurance in force	$25,912	$41,751	$40,447	$24,608	164%
Premiums:
Individual life	$182	$188	$179	$173	104%
Individual health	82	—	—	82	0%
Group life and health	66	—	1	67	1%
Annuity	4,014	—	—	4,014	0%
	$4,344	$188	$180	$4,336	4%
Year ended December 31, 2024
Life insurance in force	$25,875	$49,127	$47,711	$24,459	195%
Premiums:
Individual life	$185	$194	$185	$176	105%
Individual health	78	—	—	78	0%
Group life and health	62	—	1	63	1%
Annuity	4,726	—	4	4,730	0%
	$5,051	$194	$190	$5,047	4%
Year ended December 31, 2023
Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%
Premiums:
Individual life	$187	$199	$184	$174	106%
Individual health	74	—	—	74	0%
Group life and health	54	—	1	54	1%
Annuity	3,212	—	4	3,215	0%
	$3,527	$199	$189	$3,517	5%

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolution. Not applicable.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Agreements
(i) Form of Selling Agreement. Note
(ii) Amended and Restated Principal Underwriting Agreement by and between Transamerica Financial Life Insurance Company and Transamerica Capital, Inc. Note 1.
(d)	Contracts
(i) Individual Flexible Premium Deferred Index-Linked Annuity Contract. Note 1
(ii) Individual Flexible Premium Deferred Index-Linked Annuity Contract Data Page (6 year). Note 5.
(iii) Cap and Buffer Index Account Rider. Note 5.
(iv) Guaranteed Minimum Death Benefit Rider. Note 5
(v) Interim Value Lock+ Rider. Note 5
(e)	Application. Note 3.
(f)	Insurance Company’s Certificate of Incorporation and By-Laws
(i) Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 1.
(ii) Bylaws of Transamerica Financial Life Insurance Company. Note 1.
(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements. Not applicable.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.
(k)	Opinion re Legality. Note 6.
(l)	Other Opinions
(i) Consent of Independent Registered Public Accounting Firm. Note 6.
(ii) Consent of Independent Auditors. Note 6.
(m)	Omitted Financial Statements. Not Applicable.
(n)	Initial Capital Agreements. Not Applicable.
(o)	Form of Initial Summary Prospectus. N/A
(p)	(i) Powers of Attorney. Note 6.
(ii) Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Financial Life Insurance Company pursuant to power of attorney. Note 3.
(q)	Letter re Change in Auditor. Note 2
(r)	Historical Limits on Index Gains. Note 6.
(101SCH)	Inline XBRL Taxonomy Extension - Schema
(101.DEF)	Inline XBRL Taxonomy Extension - Definition Linkbase
(101.LAB	Inline XBRL Taxonomy Extension - Label Linkbase
(101.PRE)	Inline XBRL Taxonomy Extension - Presentation Linkbase

Note 1.	Incorporated herein by reference from Initial Filing of S-1 Registration Statement (File no. 333- 281598) filed on August 16, 2024.
Note 2.	Incorporated herein by reference from Pre-Effective Amendment No. 1 to S-1 Registration Statement (File no. 333-281598) filed November 4, 2024.
Note 3.	Incorporated herein by reference from Post-Effective Amendment No. 1 to N-4 Registration Statement (File no. 333-281598) filed April 28, 2025.
Note 4.	Incorporated herein by reference from Post-Effective Amendment No. 4 to N-4 Registration Statement (File no. 333-281598) filed August 18, 2025.
Note 5.	Incorporated herein by reference from Post-Effective Amendment No. 5 to N-4 Registration Statement (File no. 333-281598) filed January 20, 2026.
Note 6.	Filed Herewith.

Item 28. Directors and Officers of the Insurance Company (Transamerica Financial Life Insurance Company)

Name and Principal Business Address	Positions and Offices with Insurance Company

Jamie Ohl	Director and President
1801 California St. Suite 5200
Denver, CO 80202

Bonnie T. Gerst	Director, Chairman of the Board and Senior Vice President, Financial Assets
6400 C Street SW
Cedar Rapids, Iowa 52404

Maurice Perkins	Director and Chief Corporate Affairs Officer
100 Light Street
Baltimore, MD 21202

Andrew S. Williams	Director, General Counsel, Senior Vice President and Secretary
100 Light Street
Baltimore, MD 21202

Matt Keppler	Chief Financial Officer, Executive Vice President and Treasurer
100 Light Street
Baltimore, MD 21202

Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President
100 Light Street
Baltimore, MD 21202

Maureen Buckley	Director
26 Huntleigh Dr.
Loudonville, NY 1221

Anne C. Kronenberg	Director
187 Guard Hill Road
Bedford Center, NY 10549

June Yuson	Director
245 East 93 Street
New York, NY 10128

Item 29. Persons Controlled by or under Common Control with the Insurance Company

As of December 31, 2025, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Aegon Ltd. Subsidiaries Under Common Control

Company Name	Immediate Parent Ownership %	City Statutory Seat	State/Country	Parent
239 West 20th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
25 East 38th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
313 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
319 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
Administrative Group, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Mediacion S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Serenitas, S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	AHDF Manager I, LLC
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	Transamerica Life Insurance Company
AEGON AM Funds, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners I, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners II, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners III, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
AEGON Asia B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Asset Management (Asia) Limited	100.00%	Hong Kong	Hong Kong	AEGON Asset Management Holding B.V.
AEGON Asset Management Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Asset Management Hungary B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management Limited	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK plc
Aegon Asset Management Pan-Europe B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management UK Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON Asset Management Holding B.V.
Aegon Asset Management UK plc	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK Holdings Limited
AEGON Brazil Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON Brazil Holding II B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON CEE B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
Aegon Community Investments 50, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 51, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 52, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 53, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 54, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 55, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 56, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 57, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 58, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 59, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 60, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 61, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 62, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 63, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 64, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 65, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 66, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 67, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 68, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Aegon Community Investments 69, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 70, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
AEGON Corporate Center B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Custody B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Derivatives N.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Digital Investments Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Direct Marketing Services International, LLC	100.00%	Baltimore	United States	AUSA Holding, LLC
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services, Inc.	100.00%	Baltimore, MD	United States	Transamerica Life Insurance Company
AEGON DMS Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON EDC Limited	100.00%	Edinburgh	United Kingdom	Aegon Ltd.
Aegon Employees Netherlands B.V.	100.00%	The Hague	Netherlands	AEGON Europe Holding B.V.
Aegon Energy Management, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Aegon Energy Partners Fund, LLC	100.00%	Wilmington	United States	Aegon Energy Management, LLC
AEGON España, S.A.U. de Seguros y Reaseguros	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Europe Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Financial Services Group, Inc.	100.00%	St. Paul, Minnesota	United States	Transamerica Life Insurance Company
AEGON Funding Company LLC	100.00%	Wilmington, Delaware	United States	Transamerica Corporation
Aegon Global Services, LLC	100.00%	Cedar Rapids, Iowa	United States	Commonwealth General Corporation
AEGON Growth Capital Fund I C.V.	100.00%	Amsterdam	Netherlands	AEGON Growth Capital Fund I GP B.V.
AEGON Growth Capital Fund I GP B.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
AEGON Growth Capital Management B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Iberia Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON India Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Insights Limited	100.00%	Hong Kong	Hong Kong	AEGON DMS Holding B.V.
AEGON Institutional Markets, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
Aegon Insurance Asset Management Company Limited	100.00%	Shanghai	China	Aegon Ltd.
AEGON International B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Investment Management B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Investment Solutions - Nominee 1 (Gross) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 2 (Net) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 3 (ISA) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions Ltd	100.00%	Edinburgh	United Kingdom	Aegon UK Investment Holdings Limited
Aegon Investments Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Aegon LIHTC Fund 51, LLC	0.01%	Wilmington	United States	Aegon Community Investments 51, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Aegon Community Investments 52, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Aegon Community Investments 55, LLC
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 57, LLC	0.01%	Wilmington	United States	Aegon Community Investments 57, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Aegon Community Investments 58, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 62, LLC	0.01%	Wilmington	United States	Aegon Community Investments 62, LLC
Aegon LIHTC Fund 65, LLC	0.01%	Wilmington	United States	Aegon Community Investments 65, LLC
Aegon LIHTC Fund 66, LLC	0.01%	Wilmington	United States	Aegon Community Investments 66, LLC
Aegon LIHTC Fund 68, LLC	100.00%	Wilmington	United States	Aegon Community Investments 68, LLC
Aegon LIHTC Fund 70, LLC	100.00%	Wilmington	United States	Aegon Community Investments 70, LLC
Aegon Ltd.		Hamilton	Bermuda
AEGON Management Company	100.00%	Indianapolis, Indiana	United States	Transamerica Corporation

Aegon Mediacion S.L.U.	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Mexico Holding B.V.	100.00%	The Hague	Netherlands	AEGON DMS Holding B.V.
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Wilmington	United States	Aegon OZF Investments 1, LLC
Aegon OZF Investments 1, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON Pension Trustee Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SIPP GUARANTEE NOMINEE LIMITED	100.00%	London	United Kingdom	AEGON UK plc
Aegon SIPP Nominee 2 Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON SIPP Nominee Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Taiwan Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon THTF Life Insurance Co., Ltd.	50.00%	Shenzhen	China	AEGON International B.V.
AEGON Treasury Investments B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON UK Corporate Services Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Aegon UK Investment Holdings Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON UK plc	100.00%	London	United Kingdom	AEGON Europe Holding B.V.
AEGON UK Property Fund Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON USA Asset Management Holding, LLC	100.00%	Cedar Rapids, IA	United States	AUSA Holding, LLC
AEGON USA Investment Management, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Asset Management Holding, LLC
AEGON USA Real Estate Services, Inc.	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors of California, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors, LLC	100.00%	Des Moines	United States	AEGON USA Asset Management Holding, LLC
Aegon Workforce Housing Fund 2 Holding Company B, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing Fund 3 Holding Company, LLC	70.00%	Wilmington	United States	Aegon Workforce Housing Fund 3, L.P
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing JV 4A, LLC	44.50%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4B, LLC	25.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4C, LLC	10.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing Park at Via Rosa REIT, LLC	20.83%	Cedar Rapids, Iowa	United States	Aegon Workforce Housing Separate Account 1, LLC
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Financial Life Insurance Company
AEGONINDUSTRIAL Capital Management (Shanghai) Co., Ltd.	49.00%	Shanghai, China	China	AEGON-INDUSTRIAL Fund Management Co., LTD.
AEGON-INDUSTRIAL Fund Management Co., LTD.	49.00%	Shanghai	China	AEGON International B.V.
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100.00%	Budapest	Hungary	AEGON EDC Limited
AHDF Manager I, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
ALH Properties Eight LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Eleven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Four LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Nine LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seventeen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Sixteen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Ten LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Twelve LLC	100.00%	Wilmington	United States	FGH USA LLC

ALH Properties Two LLC	100.00%	Wilmington	United States	FGH USA LLC
AMFETF Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AMTAX Holdings 713 LLC	100.00%	Cleveland	United States	TAHP Fund 2, LLC
Andrews Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Apollo Housing Capital Arrowhead Gardens, L.L.C.	0.01%	Wilmington	United States	Garnet LIHTC Fund XXXV, LLC
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Life Insurance Company
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Financial Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
ASR Nederland N.V.	26.60%			Aegon Ltd.
AUSA Holding, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
AUSA Properties, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AWHF2 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHF2 Subsidiary Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company C, LLC
AWHF3 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHJV4 Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHSA Manager 1, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Realty Advisors, LLC
Barfield Ranch Associates, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Barrington Hamilton Personal Asset Management Ltd	100.00%	London	United Kingdom	Origen Financial Services Limited
Café e Restaurante MAG Ltda.	50.00%	São Paolo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Carle Place Leasehold SPE, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Cofunds Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Cofunds Nominees Ltd	100.00%	London	United Kingdom	Cofunds Limited
Commonwealth General Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	AEGON International B.V.
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	Aegon Ltd.
Cornerstone International Holdings Ltd.	100.00%	London	United Kingdom	AEGON DMS Holding B.V.
Creditor Resources, Inc.	100.00%	Bingham Farms, MI	United States	AUSA Holding, LLC
CRI Solutions, Inc.	100.00%	Elkridge, MD	United States	Creditor Resources, Inc.
Dawn Holdings LLC	19.90%		United States	Commonwealth General Corporation
Dawn Re, Inc	19.90%		United States	Dawn Holdings LLC
Dorset Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Equitable AgriFinance, LLC	50.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Favela Promoção e Vendas Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
FGH Realty Credit LLC	100.00%	Wilmington	United States	FGH USA LLC
FGH USA LLC	100.00%	Wilmington	United States	RCC North America LLC
Fifth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Financial Planning Services, Inc.	100.00%	Washington, D.C.	United States	Commonwealth General Corporation
FINANCIERE DE L’ECHIQUIER	25.00%	Paris	France	LBP AM
First FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Fourth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
FSBA AAM Strategic Fund I, LP	2.44%	Wilmington	United States	TA-APOP II, LLC
FSBA AAM Strategic Fund II, LP	2.46%	Wilmington	United States	APOP III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	Aegon AM Private Equity Partners III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	APOP IV, LLC
Garnet Assurance Corporation	100.00%	Frankfort	United States	Transamerica Life Insurance Company
Garnet Assurance Corporation II	100.00%	Des Moines	United States	Commonwealth General Corporation
Garnet Assurance Corporation III	100.00%	Des Moines	United States	Transamerica Life Insurance Company
Garnet Community Investments IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments X, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Garnet Community Investments XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XL, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVIII, LLC	100.00%	Wilminigton	United States	Transamerica Life Insurance Company
Garnet Community Investments XVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Garnet Community Investments IX, LLC
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Garnet Community Investments V, LLC
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Garnet Community Investments VI, LLC
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments VIII, LLC
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund X, LLC	0.01%	Wilmington	United States	Garnet Community Investments X, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Garnet Community Investments XI, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-A, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-B, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-C, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-A, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-B, LLC
Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC

Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XL, LLC	0.01%	Wilmington	United States	Garnet Community Investments XL, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Garnet Community Investments XLI, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XLII, LLC
Garnet LIHTC Fund XLVI, LLC	0.01%	Wilmington		Garnet Community Investments XLVI, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Garnet Community Investments XLVII, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Garnet Community Investments XLVIII, LLC
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Transamerica Financial Life Insurance Company
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XVIII, LLC
Garnet LIHTC Fund XX, LLC	100.00%	Wilmington	United States	Garnet Community Investments XX, LLC
Garnet LIHTC Fund XXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Garnet Community Investments XXIV, LLC
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIX, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXIX, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet Community Investments XXV, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet LIHTC Fund XXVIII, LLC
Garnet LIHTC Fund XXVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXVI, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Garnet Community Investments XXVII, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXVIII, LLC
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXXI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXI, LLC
Garnet LIHTC Fund XXXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXII, LLC
Garnet LIHTC Fund XXXIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXIII, LLC
Garnet LIHTC Fund XXXIX, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXIX, LLC
Garnet LIHTC Fund XXXV, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXV, LLC
Garnet LIHTC Fund XXXVI, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXVI, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXXVII, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
GoBear (Philippines) Inc.	50.00%	Manila	Philippines	Woodpecker Asia Tech PTE Ltd.
GoBear (Vietnam) Co., Ltd.	50.00%	Ho Chi Minh City	Vietnam	Woodpecker Asia Tech PTE Ltd.
Hague Reinsurance Management N.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
Horizons Acquisition 5, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Horizons St. Lucie Development, LLC	100.00%	Plantation	United States	PSL Acquisitions Operating, LLC
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	Hubei Province, China	China	AEGON International B.V.
Imani FE, L.P.	99.99%	Los Angeles	United States	TAH Imani Fe GP, LLC
Imani FE, L.P.	99.99%	Los Angeles	United States	Garnet LIHTC Fund XIV, LLC
Investors Warranty of America, LLC	100.00%	Iowa	United States	RCC North America LLC

Ironwood Re Corp.	100.00%	Honolulu, Hawaii	United States	Commonwealth General Corporation
IZNES SAS	0.64%	Paris	France	LBP AM
Kognita Lab S.A.	4.37%	São Paulo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
LBP AM	25.00%	Paris	France	AEGON Asset Management Holding B.V.
LBP AM	25.00%	Paris	France	LBP AM
LBPAM Private Debt GP Lux SARL	25.00%	Luxembourg	Luxembourg	LBP AM
LCS Associates, LLC	100.00%	Wilmington	United States	RCC North America LLC
Life Investors Alliance LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Lochside Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Longevity Services Consultoria e Serviços Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
MAG Consultoria de Investimentos Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
MAG Instituição de Pagamento Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral Aegon Holding Financeira
MAG Tanure Holding Participações S.A.	25.00%	Belo Horizonte, Minas Gerais	Brazil	Mongeral AEGON Holding Ltda.
Minster Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Mitigation Manager LLC	100.00%	Wilmington	United States	RCC North America LLC
Momentum Group Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Money Services, Inc.	100.00%	Wilimington	United States	AUSA Holding, LLC
Mongeral Aegon Administração de Benefícios LTDA.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Capitalização S.A.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Seguros e Previdência SA
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	AEGON Brazil Holding II B.V.
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral Aegon Holding Financeira	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Mongeral AEGON Holding Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Mongeral AEGON Investimentos Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Renda Variavel Ltda	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral AEGON Seguros e Previdência SA	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding B.V.
Monumental General Administrators, Inc.	100.00%	Baltimore, MD	United States	AUSA Holding, LLC
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	50.00%	São Paulo	Brazil	Mongeral AEGON Holding Ltda.
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Financial Life Insurance Company
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
Nomagon Title Grandparent, LLC	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Nomagon Title Holding 1, LLC	100.00%	Wilmington	United States	Nomagon Title Parent, LLC
Nomagon Title Parent, LLC	100.00%	Wilmington	United States	Nomagon Title Grandparent, LLC
North Westerly Holding B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Origen Financial Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Trustee Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Osceola Mitigation Partners, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Pearl Holdings, Inc. I	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pearl Holdings, Inc. II	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pension Geeks Limited	100.00%	London	United Kingdom	AEGON UK plc
Peoples Benefit Services, LLC	100.00%	Exton, PA	United States	Transamerica Life Insurance Company
Placer 400 Investors, LLC	50.00%	Sacremento	United States	RCC North America LLC
PSL Acquisitions Operating, LLC	100.00%	Des Moines	United States	RCC North America LLC
PT Futuready Insurance Broker	80.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	Aegon Insights Limited

PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
RCC North America LLC	100.00%	Wilmington	United States	Transamerica Corporation
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
River Ridge Insurance Company	100.00%	Burlington, VT	United States	AEGON Management Company
Rock Springs Drive, LLC	98.00%	Lutherville	United States	Investors Warranty of America, LLC
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable plc
Scottish Equitable Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Second FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Serenitas, S.L.U.	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
Seventh FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Sicoob Seguradora de Vida e Previdência S.A.	25.00%	Rio de Janeiro	Brazil	Mongeral AEGON Seguros e Previdência SA
Simple2u Seguros S.A.	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Seguros e Previdência SA
St. Lucie West Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Stonebridge Benefit Services, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
TA Private Equity Assets, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Financial Life Insurance Company
TABR Realty Services, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
TAH Imani Fe GP, LLC	100.00%	Los Angeles	United States	Garnet Assurance Corporation
TAH Pentagon Funds, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
TAHP Fund 2, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund VIII, LLC
TAHP Fund VII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIX, LLC
TAH-Solar SLP, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
Tenet Group Limited (Minority Shareholding)	23.27%	London	United Kingdom	AEGON UK plc
TLIC Oakbrook Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
TLIC Watertree Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
Tradition Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Transamerica (Bermuda) Services Center, Ltd.	100.00%	Hamilton, BM	Bermuda	AEGON International B.V.
Transamerica Affordable Housing, Inc.	100.00%	Los Angeles	United States	TABR Realty Services, LLC
Transamerica Agency Network, LLC	100.00%	Cedar Rapids	United States	AUSA Holding, LLC

Transamerica Asset Holding, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Bermuda Re, Ltd.	100.00%	Hamilton, BM	Bermuda	Transamerica Life Insurance Company
Transamerica Capital, LLC	100.00%	Denver	United States	AUSA Holding, LLC
Transamerica Casualty Insurance Company	100.00%	Cedar Rapids, IA	United States	Transamerica Corporation
Transamerica Corporation	100.00%	Wilmington, DE	United States	AEGON International B.V.
Transamerica Corporation	100.00%	Portland, Oregon	United States	Transamerica Corporation
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	AEGON DMS Holding B.V.
Transamerica Direct Marketing Consultants Private Limited	100.00%	Mumbai	India	AEGON DMS Holding B.V.
Transamerica Finance Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Transamerica Financial Advisors, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
Transamerica Financial Life Insurance Company	100.00%	Albany, New York	United States	Transamerica Corporation
Transamerica Foundation	100.00%	Des Moines, Iowa	United States	Transamerica Corporation
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Health Savings Solutions, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Institute	100.00%	Cedar Rapids, Iowa	United States	Transamerica Corporation
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	Transamerica Direct Marketing Asia Pacific Pty. Ltd.
Transamerica International Direct Marketing Consultants, LLC	49.00%	Baltimore, Maryland	United States	AEGON Direct Marketing Services, Inc.
Transamerica Investors Securities, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Life (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Transamerica Life Insurance Company
Transamerica Life Insurance Company	100.00%	Cedar Rapids, IA	United States	Commonwealth General Corporation
Transamerica Life International (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Aegon Ltd.
Transamerica Resources, Inc.	100.00%	Baltimore, MD	United States	Monumental General Administrators, Inc.
Transamerica Retirement Advisors, LLC	100.00%	Wilmington, DE	Netherlands	Transamerica Retirement Solutions, LLC
Transamerica Retirement Insurance Agency, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Retirement Solutions, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Stable Value Solutions Inc.	100.00%	Wilmington	United States	Commonwealth General Corporation
Transamerica Travel and Conference Services, LLC	100.00%	Cedar Rapids	United States	Money Services, Inc.
Transamerica Trust Company	100.00%	Cedar Rapids	Netherlands	AUSA Holding, LLC
Transamerica United Financial Services, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
Transamerica Ventures Fund II, LLC	100.00%	Wilmington, Delaware	United States	AUSA Holding, LLC
ULI Funding, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
WFG Insurance Agency of Puerto Rico, Inc.	100.00%	San Juan	Puerto Rico	World Financial Group Insurance Agency, LLC
WFG Properties Holdings, LLC	100.00%	Atlanta, GA	United States	World Financial Group, Inc.
WFG Securities Inc.	100.00%	Vaughan	Canada	World Financial Group Holding Company of Canada Inc.
Winsocial Administradora de Benefícios Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Woodpecker Asia Holding I B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Holding II B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Tech PTE Ltd.	50.00%	Singapore	Singapore	Woodpecker Holding B.V.
Woodpecker Holding B.V.	50.00%	The Hague	Netherlands	AEGON International B.V.
World Financial Group Holding Company of Canada Inc.	100.00%	Vaughan	Canada	Commonwealth General Corporation
World Financial Group Insurance Agency of Canada Inc.	100.00%	Toronto	Canada	World Financial Group Holding Company of Canada Inc.
World Financial Group Insurance Agency of Hawaii, Inc.	100.00%	Honolulu	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Massachusetts, Inc	100.00%	Quincy	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Wyoming, Inc.	100.00%	Cheyenne	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency, LLC	100.00%	Los Angeles	United States	AUSA Holding, LLC
World Financial Group, Inc.	100.00%	Wilmington	United States	Transamerica Asset Holding, LLC
Yarra Rapids, LLC	17.64%	Wilmington	United States	Real Estate Alternatives Portfolio 4 MR, LLC
Zahorik Company, Inc.	100.00%	Los Angeles	United States	AUSA Holding, LLC
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Financial Life Insurance Company

Item 30. Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a) Transamerica Capital, LLC serves as the principal underwriter for:

Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Officers with Underwriter
Timothy Ackerman	(3)	Manager, President & Asset Management Distribution
Brian Beitzel	(2)	Chief Financial Officer & Treasurer
Mark Halloran	(3)	Manager & Vice President
David Cheung	(3)	Assistant Secretary
Jonathan Cressman	(3)	President, Annuity Distribution
Daniel Goodman	(1)	Secretary
Doug Hellerman	(3)	Chief Compliance Officer & Vice President
Jennifer Pearce	(3)	Vice President
100 Light Street, Floor B1, Baltimore, MD 21202 6400 C Street SW, Cedar Rapids, IA 52499-0001 1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, LLC	$3,469,033.39	0.00	0.00	0.00

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

(a)
Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
Transamerica Structured Index Advantage® Annuity NY	287	$75,023,145.56	279	$65,033,936.05	$314,637.35	No
(b)	See Exhibit 27(r).

Item 32. Location of Accounts and Records

Not applicable.

Item 33. Management Services.

All management service contracts, if any, are discussed in Part A or Part B.

Item 34. Undertakings

With regard to Index-Linked Options and/or Fixed Options subject to a Contract Adjustment, the Registrant undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and
2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Brooksville and State of Florida, on April 27, 2026.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Registrant)

*
By:	Jamie Ohl
Director and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 27, 2026.
Signatures	Title

*	Director and President (Principal Executive Officer)
Jamie Ohl

*	Director, Chairman of the Board and Senior Vice President, Financial Assets
Bonnie T. Gerst

*	Director and Chief Corporate Affairs Officer
Maurice Perkins

*	Director, General Counsel, Senior Vice President and Secretary
Andrew S. Williams

*	Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Matt Keppler

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

*	Director
Maureen Buckley

*	Director
Anne C. Kronenberg

*	Director
June Yuson

/s/ Brian Stallworth*	Assistant Secretary
Brian Stallworth
 *By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.